As filed with the Securities and Exchange Commission on November   , 1998
                                                       Registration No. 333-5039

                                                               File No. 811-7643
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 -------------

                                   FORM N-1A
                             REGISTRATION STATEMENT
                                   Under the
                             SECURITIES ACT OF 1933                         [X]
                         Pre-Effective Amendment No.                        [ ]

                         Post-Effective Amendment No. 3                     [X]

                                    and/or
                             REGISTRATION STATEMENT

                                   Under the
                         INVESTMENT COMPANY ACT OF 1940                     [X]

                                Amendment No. 5                             [X]

                        (Check appropriate box or boxes)

                                 -------------

                          Phoenix-Aberdeen Series Fund
              (Exact Name of Registrant as Specified in Charter)

                                 -------------

               101 Munson Street, Greenfield, Massachusetts       01301
                 (Address of Principal Executive Offices)      (Zip Code)


                                 (800) 243-1574
             (Registrant's Telephone Number, including Area Code)

                                 -------------

                              Thomas N. Steenburg
                     Vice President, Counsel and Secretary

                       Phoenix Investment Partners, Ltd.

                               56 Prospect Street
                        Hartford, Connecticut 06115-0479
                    (name and address of Agent for Service)

                                 -------------

         It is proposed that this filing will become effective (check appropriate box)



         [ ] immediately upon filing pursuant to paragraph (b)

         [X] on November 27, 1998 pursuant to paragraph (b)


         [ ] 60 days after filing pursuant to paragraph (a)(i)

         [ ] on ________________ pursuant to paragraph (a)(i)

         [ ] 75 days after filing pursuant to paragraph (a)(ii)

         [ ] on ________________ pursuant to paragraph (a)(ii) of Rule 485.

         If appropriate, check the following box:

         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          PHOENIX-ABERDEEN SERIES FUND

Cross Reference Sheet
Pursuant to Rule 495
Under the Securities Act of 1933


                                    PART A

 Form N-1A Item                                                                     Prospectus Caption
----------------                                                     ------------------------------------------------
        1.         Cover Page ....................................   Cover Page
        2.         Synopsis ......................................   Fund Expenses
        3.         Financial Highlights ..........................   Financial Highlights
        4.         General Description of Registrant .............   Cover Page, Introduction, Investment Objectives
                                                                     and Policies, Investment Techniques and Related
                                                                     Risks, Investment Restrictions, and Additional
                                                                     Information
        5.         Management of the Fund ........................   Fund Expenses and Management of the Fund
        6.         Capital Stock and Other Securities ............   Distribution Plans, How to Buy Shares, Investor
                                                                     Account Services, Dividends, Distributions and
                                                                     Taxes, and Additional Information
        7.         Purchase of Securities Being Offered ..........   Fund Expenses, Distribution Plans, How to Buy
                                                                     Shares and Net Asset Value
        8.         Redemption or Repurchase ......................   Fund Expenses and How to Redeem Shares
        9.         Pending Legal Proceedings .....................   Not Applicable

                                    PART B

 Form N-1A Item                                                                           SAI Caption
----------------                                                       ------------------------------------------------
         10.       Cover Page ......................................   Cover Page
         11.       Table of Contents ...............................   Table of Contents
         12.       General Information and History .................   The Trust
         13.       Investment Objective and Policies ...............   Investment Objectives and Policies and
                                                                       Investment Restrictions
         14.       Management of the Fund ..........................   Trustees and Officers
         15.       Control Persons and Principal Holders of
                   Securities ......................................   Trustees and Officers
         16.       Investment Advisory and Other Services ..........   Services of the Adviser, Distribution Plans and
                                                                       Other Information
         17.       Brokerage Allocation ............................   Portfolio Transactions and Brokerage
         18.       Capital Stock and Other Securities ..............   The Fund
         19.       Purchase, Redemption and Pricing of Securities
                   Being Offered ...................................   Net Asset Value, How to Buy Shares, Alternative
                                                                       Purchase Arrangements, Investor Account
                                                                       Services, Redemption of Shares, and Dividends,
                                                                       Distributions and Taxes
         20.       Tax Status ......................................   Dividends, Distributions and Taxes
         21.       Underwriters ....................................   The Distributor
         22.       Calculation of Performance Data .................   Performance Information
         23.       Financial Statements ............................   Financial Statements

                                    PART C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.

                                    [COVER]


                                    PHOENIX
                                    ABERDEEN


Prospectus                                      November 27, 1998

                                                PHOENIX-ABERDEEN
                                                NEW ASIA FUND


                                                PHOENIX-ABERDEEN
                                                GLOBAL SMALL CAP FUND

[PHOENIX INVESTMENTS PARTNERS LOGO]

                         PHOENIX-ABERDEEN NEW ASIA FUND


                    PHOENIX-ABERDEEN GLOBAL SMALL CAP FUND

                               101 Munson Street
                              Greenfield, MA 01301

                                   PROSPECTUS


                               November 27, 1998


     Phoenix-Aberdeen New Asia Fund (the "New Asia Fund") seeks as its investment objective long term capital appreciation. It is intended that this Series will invest primarily in a diversified portfolio of equity securities of issuers located in at least three different countries throughout Asia other than Japan.

     Phoenix-Aberdeen Global Small Cap Fund (the "Global Fund") seeks as its investment objective long-term capital appreciation. It is intended that this Series will invest primarily in a globally diversified portfolio of equity securities of small and medium sized companies.

     Phoenix-Aberdeen Series Fund (the "Trust") is an open-end management investment company whose shares are offered in two series (each a "Fund" and collectively the "Funds"). Each series generally operates as a separate fund with its own investment objective and policies designed to meet specific investment goals. There can be no assurance that any series will achieve its investment objectives.


     This Prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing. No dealer, salesperson or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds, Adviser, or Distributor. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state in which, or to any person whom, it is unlawful to make such offer. Neither the delivery of this Prospectus nor any sale hereunder shall, under any circumstances, create any implication that information herein is correct at any time subsequent to its date. Investors should read and retain this Prospectus for future reference. Additional information about the Funds is contained in the Statement of Additional Information dated November 27, 1998 which has been filed with the Securities and Exchange Commission (the "Commission") and is available at no charge by calling (800) 243-4361 or by writing to Phoenix Equity Planning Corporation, at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200. The Statement of Additional Information is incorporated herein by reference.


     The Commission maintains a Web site (http://www.sec.gov) that contains this Prospectus, the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Commission.

     Shares of the Trust are not deposits or obligations of, or guaranteed or endorsed by, any bank, credit union or affiliated entity and are not federally insured or otherwise protected by the Federal Deposit Insurance Corporation
(FDIC), the Federal Reserve Board or any other agency and involve investment risk including the possible loss of principal.

--------------------------------------------------------------------------------
LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
                        CUSTOMER SERVICE: (800) 243-1574

                           MARKETING: (800) 243-4361
                        TELEPHONE ORDERS: (800) 367-5877
                 TELECOMMUNICATION DEVICE (TTY): (800) 243-1926

                                TABLE OF CONTENTS


                                                      Page
                                                     -----
INTRODUCTION .....................................     2
FUND EXPENSES ....................................     3
FINANCIAL HIGHLIGHTS .............................     5
PERFORMANCE INFORMATION ..........................     6
INVESTMENT OBJECTIVES AND POLICIES ...............     7
INVESTMENT TECHNIQUES AND RELATED RISKS ..........     9
INVESTMENT RESTRICTIONS ..........................    12
MANAGEMENT OF THE FUNDS ..........................    12
DISTRIBUTION PLANS ...............................    14
HOW TO BUY SHARES ................................    15
INVESTOR ACCOUNT SERVICES ........................    20
NET ASSET VALUE ..................................    21
HOW TO REDEEM SHARES .............................    22
DIVIDENDS, DISTRIBUTIONS AND TAXES ...............    23
ADDITIONAL INFORMATION ...........................    23

                                 INTRODUCTION

     This Prospectus describes the shares offered by and the operations of Phoenix-Aberdeen Series Fund (the "Trust"). The Trust is an open-end management investment company established as a business trust under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated May 31, 1996 (the "Declaration of Trust"). Shares of the Trust are divided into two series, each a "Fund" and collectively the "Funds." Each Fund has a different investment objective and invests primarily in certain types of securities, as described on the cover page of this Prospectus, and is designed to meet different investment needs.

Investment Adviser

     The Fund is managed by Phoenix-Aberdeen International Advisors, LLC (the "Adviser"). The Adviser is a joint venture between PM Holdings, Inc., a direct subsidiary of Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life"), and Aberdeen Fund Managers, Inc., a wholly-owned subsidiary of Aberdeen Asset Management PLC (previously known as Aberdeen Trust plc). The Adviser is entitled to a monthly management fee at an annual rate of 0.85% of the average aggregate daily net asset values of the New Asia Fund and Global Fund. See "Management of the Fund" for a description of the Investment Advisory Agreement, management fees and the Adviser's undertaking to reimburse the Fund for certain expenses.

Distributor and Distribution Plans

     Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor"), serves as national distributor of the Funds' shares. See "Distribution Plans" and the Statement of Additional Information. Equity Planning also acts as financial agent of the Funds and as such receives a fee. See "The Financial Agent." Equity Planning also serves as the Funds' transfer agent. See "The Custodian and Transfer Agent."


     The Fund has adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, (the "1940 Act") for all classes of each Fund. Pursuant to each of the distribution plans, an amount equal to 0.25% annually of the average daily net assets of Class A and Class B Shares of each Fund shall be paid to Equity Planning for furnishing shareholder services ("Service Fee"). Pursuant to the Class B distribution plan, amounts not exceeding 0.75% annually of the average daily net assets of Class B Shares of each Fund may be reimbursed to Equity Planning to finance the distribution of Class B Shares. See "Distribution Plans."


Purchase of Shares

     Each Fund currently offers two classes of shares which may be purchased at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed (i) at the time of purchase ("Class A Shares") or (ii) on a contingent deferred basis ("Class B Shares"). Completed applications for the purchase of shares should be mailed to the Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

     Class A Shares are offered to the public at the next determined net asset value after receipt of the order by State Street Bank and Trust Company ("State Street Bank"), plus a maximum sales charge of 4.75% of the offering price (4.99% of the amount invested) on single purchases of less than $50,000. The sales charge for Class A Shares is reduced on a graduated scale on single purchases of $50,000 or more and subject to other conditions stated below. See "How to Buy Shares," "How to Obtain Reduced Sales Charges--Class A Shares" and "Net Asset Value."

     Class B Shares are offered to the public at the next determined net asset value after receipt of an order by State Street Bank with no sales charge. Class B Shares are subject to a sales charge if they are redeemed within five years of purchase. See "How to Buy Shares" and "Deferred Sales Charge Alternative--Class B Shares."

     Shares of each class represent an identical interest in the investment portfolio of that Series and have the same rights, except that Class B Shares bear the cost of higher distribution fees and certain other expenses resulting from the deferred sales charge arrangements, which cause Class B Shares to have a higher expense ratio and to pay lower dividends than Class A Shares. See "How to Buy Shares."

Minimum Initial and Subsequent Investments

     The minimum initial investment is $500 ($25 if using the bank draft investing program designated "Investo-Matic") and the minimum subsequent investment is $25. Exceptions to the minimum and subsequent investment amounts are available under specific circumstances. See "How to Buy Shares."

Redemption of Shares

     Class A Shares may be redeemed at any time at the net asset value per share next computed after receipt of a redemption request by State Street Bank. Class B shareholders redeeming shares within five years of the date of purchase will normally be assessed a contingent deferred sales charge. See "How to Redeem Shares."

Risk Factors

     There can be no assurance that a Fund will achieve its investment objectives. Special risks may be presented by the particular types of securities in which the Funds may invest. As a result of each Fund's investment in securities of foreign issuers, and, in particular, issuers located in specific areas of the globe, each Fund's assets may be highly susceptible to economic, political and currency changes affecting securities of such issuers. The securities markets of emerging market countries in which certain issuers may be located are substantially smaller, less developed, less liquid, and more volatile than the securities markets of the United States and other more developed countries. The risk factors relevant to investment in each Fund should be reviewed and are set forth in the "Investment Objectives and Policies" and "Investment Techniques and Related Risks" sections of this Prospectus and Statement of Additional Information.


                                 FUND EXPENSES


     The following table illustrates all expenses and fees that a shareholder will incur. The expenses and fees set forth in the table were for the fiscal year ended July 31, 1998.


                                                                New Asia Fund                              Global Fund
                                                 --------------------------------------    --------------------------------------
                                                 Class A Shares   Class B Shares           Class A Shares   Class B Shares
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases (as a        4.75%              None                   4.75%              None
 percentage of offering price)
Maximum Sales Load Imposed on Reinvested             None               None                   None               None
 Dividends
Deferred Sales Load (as a percentage of original     None         5% during the                None         5% during the
 purchase price or redemption proceeds, as                        first year,                               first year,
 applicable)                                                      decreasing 1%                             decreasing 1%
                                                                  annually to 2%                            annually to 2%
                                                                  during the fourth                         during the fourth
                                                                  and fifth years;                          and fifth years;
                                                                  dropping to 0%                            dropping to 0%
                                                                  after the fifth year                      after the fifth year
Redemption Fee                                       None               None                   None               None
Exchange Fee                                         None               None                   None               None
Annual Fund Operating Expenses
 (as a percentage of average net assets):
Management Fees                                      0.85%               0.85%                 0.85%              0.85%
12b-1 Fees (a)                                       0.25%               1.00%                 0.25%              1.00%
Other Operating Expenses
 (After Reimbursement)                               1.00%(b)            1.00%(b)              1.00%(c)           1.00%(c)
                                                   ------                ----                ------               ----
Total Fund Operating Expenses
(After Expense Reimbursement)                        2.10%               2.85%                 2.10%              2.85%
                                                   ======                ====                ======               ====

-----------
     (a) "12b-1 Fees" represent an asset based sales charge that, for a long-term shareholder, may be higher than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD"). Rule 12b-1 Fees as stated include a Service Fee. See "Distribution Plans."


     (b) The Adviser has agreed to reimburse the New Asia Fund's Class A Shares and Class B Shares for the amount, if any, by which Other Operating Expenses for the fiscal year ended July 31, 1999 exceed 1.00% of average net assets of such Fund. Other Operating Expenses absent expense reimbursement would have been 2.42% and 2.42% for Class A Shares and Class B Shares, respectively, of average net assets. Total Fund Operating Expenses would have been 3.52% and 4.27% for Class A Shares and Class B Shares, respectively, absent such reimbursement.

     (c) The Adviser has agreed to reimburse the Global Fund's Class A Shares and Class B Shares for the amount, if any, by which Other Operating Expenses for the fiscal year ended July 31, 1999 exceed 1.00% of average net assets of such Fund. Other Operating Expenses absent expense reimbursement would have been 1.27% and 1.27% for Class A Shares and Class B Shares, respectively, of average net assets. Total Fund Operating Expenses would have been 2.37% and 3.12% for Class A Shares and Class B Shares, respectively, absent such reimbursement.

Example*                                                New Asia Series                            Global Series
                                             ---------------------------------------   --------------------------------------
                                             1 year   3 years   5 years   10 years      1 year   3 years   5 years   10 years
An investor would pay the following
 expenses on a hypothetical $1,000
 investment assuming (i) a 5% annual
 return and (ii) redemption at the
 end of each time period:
Class A Shares                                 $68      $110      $155      $279          $68      $110      $155      $279
Class B Shares                                 $69      $108      $150      $300          $69      $108      $150      $300
An investor would pay the following
 expenses on the same $1,000 investment
 assuming no redemption at the end of
 each time period:
Class A Shares                                 $68      $110      $155      $279          $68      $110      $155      $279
Class B Shares                                 $29      $ 88      $150      $300          $29      $ 88      $150      $300

      *The purpose of the table above is to help the investor understand the various costs and expenses that the investor will bear directly or indirectly. The Example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. Class B Share figures assume conversion to Class A Shares after eight years. See "Management of the Fund," "Distribution Plans" and "How to Buy Shares."

                             FINANCIAL HIGHLIGHTS


     The following table sets forth certain financial information for the Funds. The financial information has been audited by PricewaterhouseCoopers LLP, independent accountants. Financial statements and notes thereto are incorporated by reference in the Statement of Additional Information. The Statement of Additional Information and the Funds' most recent Annual Report (containing the Report of Independent Accountants and additional information relating to Fund performance) are available at no charge upon request by calling (800) 243-4361.


                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)

--------------------------------------------------------------------------------
                                 NEW ASIA FUND


                                                                  Class A                                 Class B
                                                       --------------------------------       -------------------------------
                                                                         From Inception                        From Inception
                                                        Year Ended          9/4/96 to         Year Ended          9/4/96 to
                                                          7/31/98            7/31/97            7/31/98            7/31/97
                                                          -------            -------            -------            -------
Net asset value, beginning of period .............     $ 10.44           $ 10.00                $ 10.39           $ 10.00
Income from investment operations (7)
 Net investment income (loss) ....................        0.06(4)(5)        0.09(4)(5)            (0.01) (4)(6)      0.01(4)(6)
 Net realized and unrealized gain (loss) .........       (4.75)             0.41                  (4.73)             0.43
                                                       ----------        ----------              -------          -----------
  Total from investment operations ...............       (4.69)             0.50                  (4.72)             0.44
                                                       ----------        ----------              -------          -----------
Less distributions
 Dividends from net investment income ............       (0.10)            (0.06)                 (0.09)            (0.05)
 In excess of net investment income ..............       (0.20)               --                  (0.18)               --
                                                       ----------        ----------              -------          -----------
  Total distributions ............................       (0.30)            (0.06)                 (0.27)            (0.05)
                                                       ----------        ----------              -------          -----------
Change in net asset value ........................       (4.99)             0.44                  (4.99)             0.39
                                                       ----------        ----------              -------          -----------
Net asset value, end of period ...................     $  5.45           $ 10.44                $  5.40           $ 10.39
                                                       ==========        ==========              =======          ===========
Total return(1) ..................................      (45.29)%            4.98%(3)             (45.83)%            4.37%(3)
Ratios/supplemental data:
Net assets, end of period (thousands) ............     $ 6,352           $13,355                $ 2,756           $ 6,416
Ratio to average net assets of:
 Operating expenses ..............................        2.10%             2.10%(2)               2.85%             2.85%(2)
 Net investment income ...........................        0.89%             0.95%(2)               0.18%             0.06%(2)
Portfolio turnover ...............................          44%                9%(3)                 44%                9%(3)


-----------
(1) Maximum sales charges are not reflected in the total return calculation.
(2) Annualized
(3) Not annualized
(4) Computed using average shares outstanding.

(5) Includes reimbursement of operating expenses by investment adviser of $0.10 and $0.15, respectively.
(6) Includes reimbursement of operating expenses by investment adviser of $0.10 and $0.15, respectively.
(7) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the time of share purchases and redemptions.

                             GLOBAL SMALL CAP FUND




                                                                  Class A                          Class B
                                                   -------------------------------       ------------------------------
                                                                    From Inception                       From Inception
                                                    Year Ended         9/4/96 to          Year Ended        9/4/96 to
                                                     7/31/98            7/31/97             7/31/98          7/31/97
                                                     -------            -------             -------          -------
Net asset value, beginning of period ..........     $ 11.08             $ 10.00            $ 11.00          $ 10.00
Income from investment operations
 Net investment income (loss) .................        (0.7)(4)(5)        (0.03)(4)(5)       (0.14)(4)(6)     (0.10)(4)(6)
 Net realized and unrealized gain .............        0.14               1.11                0.14             1.10
                                                    -------            --------            -------          --------
  Total from investment operations ............        0.07               1.08                  --             1.00
                                                    -------            --------            -------          --------
Less distributions
 Dividends from net realized gains ............       (0.89)                 --              (0.89)              --
 In excess of net investment income ...........       (0.15)                 --              (0.11)              --
                                                    -------            --------            -------          --------
  Total distributions .........................       (1.04)                 --              (1.00)              --
                                                    -------            --------            -------          --------
Change in net asset value .....................       (0.97)               1.08              (1.00)            1.00
                                                    -------            --------            -------          --------
Net asset value, end of period ................     $ 10.11             $ 11.08            $ 10.00          $ 11.00
                                                    =======            ========            =======          ========
Total return(1) ...............................        1.86%              10.80%(3)           1.12%           10.00%(3)
Ratios/supplemental data:
Net assets, end of period (thousands) .........     $17,781             $23,874            $12,123         $ 17,658
Ratio to average net assets of:
 Operating expenses ...........................        2.10%               2.10%(2)           2.85%            2.85% (2)
 Net investment income (loss) .................       (0.65)%            (0.32%)(2)         (1.40)%          (1.07%)(2)
Portfolio turnover ............................         212%                162%(3)            212%             162%(3)


------------------------
(1) Maximum sales charges are not reflected in the total return calculation.
(2) Annualized
(3) Not annualized
(4) Computed using average shares outstanding.

(5) Includes reimbursement of operating expenses by investment adviser of $0.03 and $0.05, respectively.
(6) Includes reimbursement of operating expenses by investment adviser of $0.03 and $0.05, respectively.


                           ------------------------


                            PERFORMANCE INFORMATION

     Each Fund may, from time to time, include its performance history in advertisements, sales literature or reports to current or prospective shareholders. Both yield and total return are computed separately for Class A Shares and Class B Shares of a Fund in accordance with formulas specified by the Securities and Exchange Commission. Yield and total return are based on a Fund's past performance only and are not an indication of future performance. Performance information about each Fund is based on that Fund's past performance only and is not an indication of future performance. Performance information may be expressed as yield of any Fund or Class thereof, and as total return of any Fund or Class thereof.

     The yield of each Fund will be computed by dividing the Fund's net investment income over a 30-day period by an average value of invested assets (using the average number of shares entitled to receive dividends and the maximum offering price per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount will be compounded for six months and then annualized for a twelve- month period to derive the Fund's yield.


     Standardized quotations of average annual total return for Class A and Class B Shares of each Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in either Class A or Class B Shares of each Fund over a period of 1, 5, and 10 years (or up to the life of the class of shares). Standardized total return quotations reflect the deduction of a proportional share of each Class' expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares or the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares, and assume that all dividends and distributions on Class A and Class B Shares are reinvested when paid. It is expected that the performance of Class A Shares will be better than that of Class B Shares as a result of lower distribution fees and certain incrementally lower expenses paid by Class A Shares. Each Fund may also quote supplementally a rate of total return over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures.



     Each Fund may also advertise performance relative to certain performance rankings and indices compiled by independent organizations. Each Fund may include the ranking of these performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc., and Morningstar, Inc. Additionally, each Fund may compare a Fund's performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Forbes, Fortune, Money, Barron's, Investor's Business Daily, The Wall Street Journal, The New

York Times, USA Today, Registered Representative, Financial Planning, Mutual Funds, Mutual Fund Market News, Financial Times, Investment Adviser, Investment Week, Money Observer, The International Herald Tribune and other newspapers and periodicals. Each Fund may also refer to results broadcast on television (such as CNBC and CNN) and on the radio, as well as electronically (such as via the Internet). Each Fund may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of a Fund with certain widely acknowledged outside standards or indices for market performance, such as the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Consumer Price Index, FT/S&P-Actuaries' World Indicies (medium-small components), Morgan Stanley Capital International ("MSCI") Developed Market Indices and MSCI AC Asia Pacific (excluding Japan) Index.

     Advertisements, sales literature and other communications may contain information about a Fund or the Adviser's current investment strategies and management style. Current strategies and style may change to respond to a changing market and economic conditions. From time to time, a Fund may discuss specific portfolio holdings or industries in such communications. To illustrate components of overall performance, a Fund may separate its cumulative and average annual returns into income results and capital gains or losses; or cite separately as a return figure the equity or bond portion of a Fund's portfolio; or compare a Fund's equity or bond return figure to well-known indices of market performance including but not limited to: the S&P 500 Index, Dow Jones Industrial Average, CS First Boston High Yield Index, MSCI Developed Market Indices and AC Asia Pacific (excluding Japan) Index, FT/S&P-Actuaries' World Indicies (medium-small components) and Solomon Brothers Corporate and Government Bond Indices.

     Performance information for a Fund reflects only the performance of a hypothetical investment in Class A or Class B Shares of a Fund during the particular time period on which the calculations are based. Performance information should be considered in light of a particular Fund's investment objectives and policies, characteristics and qualities of the Fund, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine total return, see the Statement of Additional Information.


     The Trust's Annual Report, available upon request and without charge, contains a discussion of the performance of each Fund and a comparison of that performance to a securities market index.



                      INVESTMENT OBJECTIVES AND POLICIES
     Each Fund has a different investment objective and is designed to meet different investment needs. The differences in objectives and policies between the Funds can be expected to affect the investment return of each Fund and the degree of market and financial risk to which each Fund is subject. The investment objective of each Fund is a fundamental policy which may not be changed without the approval of a vote of a majority of the outstanding shares of that Fund. Since certain risks are inherent in the ownership of any security, there can be no assurance that any Fund will achieve its investment objective. The investment policies of each Fund will also affect the rate of portfolio turnover. A high rate of portfolio turnover generally involves correspondingly greater brokerage commissions, which are paid directly by the Fund.

New Asia Fund

     The investment objective of the New Asia Fund is to provide long term capital appreciation. It is intended that this Fund will achieve its objective by investing under normal market conditions at least 65% of its total assets in a diversified portfolio of common stocks, convertible securities and preferred stocks of issuers organized and principally operating (i.e., companies which derive a significant proportion (at least 50%) of their revenues or profits from goods produced or sold, investments made, or services performed in such Asian countries or which have at least 50% of their assets situated in such countries) in countries throughout Asia (excluding Japan) and whose principal securities are actively traded on recognized stock exchanges of such countries. The Fund does not intend to invest in securities which are traded in markets in Japan or in countries organized under the laws of Japan.

     The Fund will invest in countries having more established markets in regions of Asian countries. The Asian countries to be represented in the Fund will ordinarily consist of three or more of the following countries: China (including Hong Kong), India, Indonesia, South Korea, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand. From time to time the Fund may invest in South Pacific nations such as Australia and New Zealand. There is no requirement that the Fund, at any given time, invest in any one particular country or in all of the countries listed above or in any other Asian countries or other developing markets that are open to foreign investment. In determining the appropriate distribution of investments among various countries and geographic regions, the Adviser ordinarily will consider the following factors: prospects for relative economic growth among Asian countries; expected levels of inflation; relative price levels of the various capital markets; governmental policies influencing business conditions; the outlook for currency relationships and the range of individual investment opportunities available to the international investor. Shareholders should be aware that the Fund may make investments in developing or emerging market countries, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems which may be less stable. A developing country can be considered to be a country which is in the initial stages of its industrialization cycle. In the past, markets of developing countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors.

     In certain countries, investments may only be made by investing in other investment companies that, in turn, are authorized to invest in the securities that are issued in such countries. The Fund may therefore invest in the securities of other investment companies subject to the limitations contained in the 1940 Act (see "Investment Restrictions" in the Statement of Additional Information). Shareholders should recognize that a Fund's purchase of the securities of other investment companies (and closed-end companies) results in the layering of expenses such that shareholders indirectly bear a proportionate part of the expenses for such investment companies including operating costs, and investment advisory and administrative fees.

     The Fund may establish and maintain reserves of up to 100% of its assets for temporary defensive purposes under abnormal market or economic conditions. The Fund's reserves may be invested in domestic as well as foreign short-term money market instruments including, but not limited to, government obligations, certificates of deposit, bankers' acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements. When the Fund's assets are held in cash or cash equivalents, it is not investing in securities intended to meet the Fund's investment objective.

Risk Considerations

     There are substantial and different risks involved which should be carefully considered by any investor considering foreign investments. For example, there is generally less publicly available information about foreign countries than is available about companies in the United States. Foreign companies are generally not subject to uniform audit and financial reporting standards, practices and requirements comparable to those in the United States.

     Foreign securities involve currency risks. Exchange rates are determined by forces of supply and demand in the foreign exchange markets, and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the Fund's net asset value and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the short and long term. The U.S. dollar value of a foreign security tends to decrease when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security. Dividend and interest payments may be returned to the country of origin, based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

     Foreign stock markets are generally not as developed or efficient as those in the United States. In most foreign markets volume and liquidity are less than in the United States and, at times, volatility of price can be greater than that in the United States. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commission on United States exchanges. There is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the United States. There is also the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, or diplomatic developments which could adversely affect investments, assets or securities transactions of the Fund in some foreign countries. See "Foreign Securities" and Statement of Additional Information.

     For many foreign securities, there are U.S. dollar- denominated American Depositary Receipts ("ADRs"), which are traded in the United States on exchanges or over the counter and are sponsored and issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities for foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, the Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The Fund may also invest in ADRs which are not sponsored by domestic banks and present the risks of foreign investments noted above. The Fund may also invest in European Depositary Receipts ("EDRs"), which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European securities markets. EDRs are not necessarily denominated in the currency of the underlying security.

Global Fund

     The investment objective of the Global Fund is long-term capital appreciation. It is intended that this Fund will achieve its objective by investing at least 65% of its total assets in a globally diversified portfolio of equity securities of small and medium sized companies.

     Companies are selected on the basis of the Adviser's assessment of their long-term potential to grow rapidly through a variety of factors including the expansion of existing product lines, introduction of new products, geographic expansion, market share gains, improved operating efficiency, unexploited themes, or acquisitions. The Adviser seeks those small to medium companies which can show significant and sustained increases in earnings over an extended period of time. It is presently intended that the total market capitalization of companies considered for investment shall be approximately US $750 million or less at the time of acquisition. A strong financial structure and strong fundamental prospects will be sought, but given the limited operating history of smaller companies, in certain situations some of the above factors will not be available or remain to be proven. Full development of these companies frequently takes time and, for this reason, the Fund should be considered as a long-term investment and not as a vehicle for seeking short-term profits.

     Under normal circumstances, business activities in a number of different foreign countries will be represented in the Fund's investments. Under normal circumstances, at least 65% of the Fund's net assets will be invested in three different countries. The Fund may, from time to time, have more than 25% of its assets invested in any major industrial or developed country which in the view of the Adviser poses no unique investment risk. The Fund may purchase securities of companies, wherever organized, which have their principal activities and interests outside the United States. The Fund may also invest its reserves in domestic short-term money-market instruments. In determining the appropriate distribution of investments among various countries and geographic regions, the Adviser ordinarily will consider the following factors: prospects for relative economic growth among foreign countries; expected levels of inflation; relative price levels of the various capital markets; governmental policies influencing business conditions; the outlook for currency relationships and the range of individual investment opportunities available to the international investor.

     The Fund may invest in stocks of all types and any variety of industries. The Fund will not concentrate its investments in specific industries in amounts greater than 25% of its assets in any particular "industry" without shareholder approval. During adverse economic or market conditions, any part of the Fund's assets may be held in cash or money market instruments including U.S. Government obligations maturing within one year from the date of purchase when the Adviser deems a temporary defensive position to be prudent. When the Fund's assets are held in cash or cash equivalents, it is not investing in securities intended to meet the Fund's investment objective.

Risk Considerations

     Many of the risks associated with investments in foreign issuers are described above. Smaller capitalization companies are often companies with limited operating history as a public company or companies within industries which have recently emerged due to cultural, economic, regulatory or technological developments. Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies are highly volatile. Smaller companies may at times find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume creating points in time when the securities are illiquid.

     Other factors influencing the performance and volatility of small capitalization stocks include industry developments within major markets, major economic trends and developments and general market movements in both the equity and fixed income markets. Investment in equity securities of foreign small capitalization companies may involve special risks, particularly from political and economic developments abroad and differences between foreign and U.S. regulatory systems. Foreign small capitalization companies may be less liquid and their prices more volatile than comparable domestic securities issuers.

     Additional discussion regarding risks involved in investing in each Fund are described in the "Investment Techniques and Related Risks" section below.


                    INVESTMENT TECHNIQUES AND RELATED RISKS

     Foreign Securities. Each Fund may purchase foreign securities, including emerging market securities and those issued by foreign branches of U.S. banks. A Fund may invest in a broad range of foreign securities including equity, debt and convertible securities and foreign government securities. In connection with investments in foreign securities, each Fund may enter into forward foreign currency exchange contracts for the purpose of protecting against losses resulting from fluctuations in exchange rates between the U.S. dollar and a particular foreign currency denominating a security which the Fund holds or intends to acquire. The Funds will not speculate in forward foreign currency exchange contracts.

     Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, difficulty in invoking legal process abroad and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by the Funds will not be registered with the Securities and Exchange Commission and many of the issuers of foreign securities will not be subject to the Commission's reporting requirements. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may compare favorably or unfavorably with the United States economy with respect to such factors as rate of growth, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Economic trends in foreign countries may be difficult to assess.

     Particular risks are posed by investments in third world countries or so-called "emerging markets." These securities may be especially volatile based on relative economic, political and market conditions present in these countries. These and other relevant conditions vary widely between emerging market countries. For instance, certain emerging market countries are either comparatively undeveloped or are in the process of becoming developed and may consequently be economically based on a relatively few or closely interdependent industries. A high proportion of the shares of many emerging market issuers may also be held by a limited number of large investors trading significant blocks of securities. While the Funds will strive to be sensitive to publicized reversals of economic conditions, political unrest and adverse changes in trading status, unanticipated political and social developments may affect the values of a Fund's investments in such countries and the availability of additional investments in such countries.

     The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

     The Funds may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect each Fund's foreign securities transactions. The use of a foreign custodian invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriation, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

     Each Fund will calculate its net asset value and complete orders to purchase, exchange or redeem shares only on a Monday-Friday basis (excluding holidays on which the New York Stock Exchange is closed). Foreign securities in which the Funds may invest may be primarily listed on foreign stock exchanges which may trade on other days (such as Saturdays). As a result, the net asset value of a Fund's portfolio may be affected by such trading on days when a shareholder has no access to the Fund. See "Net Asset Value."

     Financial Futures and Related Options. Each Fund may enter into financial contracts and related options as a hedge against anticipated changes in the market value of their portfolio securities or securities which they intend to purchase or in the exchange rate of foreign currencies. Hedging is the initiation of an offsetting position in the futures market which is intended to minimize the risk associated with a position's underlying securities in the cash market. Investment techniques related to financial futures and options are summarized below and are described more fully in the Statement of Additional Information.

     Financial futures contracts consist of interest rate futures contracts, foreign currency futures contracts and securities index futures contracts. An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A foreign currency futures contract obligates the seller of the contract to deliver, the purchaser to take delivery of, the foreign currency called for in the contract at a specified future time and at a specified price. See "Foreign Currency Transactions." A securities index assigns relative values to the securities included in the index, and the index fluctuates with changes in the market values of the securities so included. A securities index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specific exercise price at any time during the period of the option.

     Each Fund may purchase and sell financial futures contracts which are traded on a recognized exchange or board of trade and may purchase exchange- or board-traded put and call options on financial futures contracts and may enter into financial futures contracts on foreign currencies. A Fund will engage in transactions in financial futures contracts and related options only for hedging purposes and not for speculation. In addition, a Fund will not purchase or sell any financial futures contract or related option if, immediately thereafter, the sum of the cash or other assets committed with respect to the Fund's existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of the Fund's total assets. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto, will be deposited in a pledged account with the Trust's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which a Fund may enter into financial futures contracts and related options may also be limited by requirements of the Internal Revenue Code for qualification as a regulated investment company.

     Engaging in transactions in financial futures contracts involves certain risks, such as the possibility of an imperfect correlation between futures market prices and cash market prices and the possibility that the Adviser could be incorrect in its expectations as to the direction or extent of various interest rate movements or foreign currency exchange rates, in which case a Fund's return might have been greater had hedging not taken place. There is also the risk that a liquid secondary market may not exist, and the loss from investing in futures contracts is potentially unlimited because the Fund may be unable to close its position. The risk in purchasing an option on a financial futures contract is that a Fund will lose the premium it paid. Also, there may be circumstances when the purchase of an option on a financial futures contract would result in a loss to a Fund while the purchase or sale of the contract would not have resulted in a loss.

     Foreign Currency Transactions. The value of the assets of a Fund as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and each Fund may incur costs in connection with conversions between various currencies. Each Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks and their customers). At the time of the purchase of a forward foreign currency exchange contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the contract, minus the Fund's initial margin deposit with respect thereto, will be deposited in a pledged account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

     When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward contract in United States dollars for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, a Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. A Fund utilizing this investment technique may also hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

     When the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

     It is impossible to forecast with precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary for a Fund utilizing this investment technique to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

     If a Fund utilizing this investment technique retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund would realize gains to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. A Fund will have to convert its holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

     Repurchase Agreements. Each Fund may invest in repurchase agreements, either for temporary defensive purposes necessitated by adverse market conditions or to generate income from its excess cash balances, provided that no more than 15% of a Fund's net assets may be invested in the aggregate in repurchase agreements having maturities of more than seven days and in all other illiquid securities. A repurchase agreement is an agreement under which the Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, a broker or a dealer, subject to resale to the seller at an agreed upon price and date (normally the next business day). The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. A repurchase agreement acquired by a Fund will always be fully collateralized by the underlying instrument, which will be marked to market every business day. The underlying instrument will be held for the Fund's account by the Trust's custodian bank until repurchased. The use of repurchase agreements involves certain risks such as default by or the insolvency of the other party to the repurchase agreement. Repurchase agreements will be entered into only with commercial banks, brokers and dealers considered by the Fund to be creditworthy.

     Lending Portfolio Securities. Each Fund may lend its securities to brokers, dealers and financial institutions provided that the market value of the securities subject to any such loans does not exceed 25% of the value of the total assets (taken at market value) of such Fund; and receive, as collateral, cash or cash equivalents which at all times while the loan is outstanding, will be maintained in amounts equal to at least 102% of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities. All fees or charges earned from securities lending will inure to the benefit of the Fund. A Fund will have the right to regain record ownership of loaned securities within six business days and to exercise beneficial rights such as voting rights and subscription rights. While a securities loan is outstanding, the Fund will receive amounts equal to any interest or other distributions with respect to the loaned securities. Any agreement to lend securities shall provide that borrowers are obligated to return the identical securities or their equivalent at termination of the loan and, that the Fund shall have the right to retain any collateral or use the same to purchase equivalent securities should the borrower fail to return securities as required. As with any extension of credit there are risks of delay in recovery of the loaned securities and, in some cases, loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will be made only to firms considered by the Trust to be creditworthy and when the Adviser believes the consideration to be earned justifies the attendant risks.

     Warrants and Stock Rights. A Fund may invest up to 5% of its net assets in warrants or stock rights valued at the lower of cost or market, but no more than 2% of its net assets may be invested in warrants or stock rights not listed on the New York Stock Exchange or American Stock Exchange.

     Illiquid Securities. Subject to limitations under governing law, a Fund may invest up to 15% of its net assets (taken at market value at the time of the investment) in "illiquid securities." For this purpose, illiquid securities include securities the disposition of which is subject to legal or contractual restrictions on resale; certain restricted securities salable among qualified institutional buyers without restriction pursuant to Rule 144A under the Securities Act of 1933 not determined by the Adviser to be liquid under guidelines adopted by the Board of Trustees of the Fund. Liquidity relates to the ability of a Fund to sell a security in a timely manner at a price which reflects the value of that security. Although it is generally the Funds' policy to hold securities until their maturity, the relative illiquidity of some of the Funds' portfo- lio securities may adversely affect the ability of a Fund to dispose of such securities in a timely manner and at a fair price at times when it might be necessary or advantageous for the Fund to liquidate portfolio securities. The market for less liquid securities tends to be more volatile than the market for more liquid securities, and market values of relatively illiquid securities may be more susceptible to change as a result of adverse publicity and investor perceptions than are the market values of more liquid securities.


                            INVESTMENT RESTRICTIONS

     The investment restrictions to which the Funds are subject, together with the investment objectives of each Fund, are fundamental policies of each Fund which may not be changed without the approval of the Fund's shareholders. A detailed description of each Fund's investment restrictions is contained in the Statement of Additional Information.


                            MANAGEMENT OF THE FUNDS


     The Trust is an open-end, management investment company, also known as a mutual fund. The Board of Trustees ("Trustees") supervises the business affairs and investments of the Trust, which is managed on a daily basis by the Trust's investment adviser. The Trust was organized as a Massachusetts business trust on May 31, 1996.



The Adviser


     The Trust's investment adviser is Phoenix-Aberdeen International Advisors, LLC (the "Adviser"), which is a Delaware limited liability company formed in 1996 and having a place of business located at One American Row, Hartford, Connecticut 06102. The Adviser is jointly owned and managed by PM Holdings, Inc., a direct subsidiary of Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life"), and Aberdeen Fund Managers, Inc., a wholly-owned subsidiary of Aberdeen Asset Management PLC. As of September 30, 1998, the Adviser had assets under management of $38 million.

     Phoenix Home Life was founded in 1851 and is in the business of writing individual and group life and health insurance and annuities. Phoenix Home Life principal offices are located in Hartford, Connecticut. Its affiliate, Phoenix Investment Partners, Ltd. ("PXP"), a New York Stock Exchange traded company, provides various financial advisory services to institutional investors, corporations and individuals through its operating subsidiaries. As of September 30, 1998, PXP, and its advisory subsidiaries, had approximately $48 billion in assets under management.


     Aberdeen Asset Management PLC was founded in 1983 and through subsidiaries operating from offices in Aberdeen, Scotland; London, England; Singapore and Fort Lauderdale, Florida, provides investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios. As of September 30, 1998, Aberdeen Asset Management PLC, and its advisory subsidiaries, had approximately $22.3 billion in assets under management.

     The Adviser continuously furnishes an investment program for each Fund and manages the investment and reinvestment of the assets of each Fund subject at all times to the supervision of the Trustees. The Adviser, at its expense, furnishes to the Trust adequate office space and facilities and certain administrative services, including the services of any member of its staff who serves as an officer or trustee of the Trust. Based upon the diverse range of portfolio holdings contemplated and the expertise available through certain affiliates, the Adviser has engaged Phoenix Investment Counsel, Inc. ("PIC") and Aberdeen Fund Managers, Inc. as sub-advisers. PIC is an indirect subsidiary of PXP and its principal offices are located at 56 Prospect Street, Hartford, Connecticut 06115. Aberdeen Fund Managers, Inc. is a direct subsidiary of Aberdeen Asset Management PLC, and co-owner of the Adviser. Its principal offices are located at 1 Financial Plaza, Suite 2210, Nations Bank Tower, Fort Lauderdale, Florida 33394.

     As compensation for its services to each Fund, the Adviser is entitled to a fee, payable monthly, at an annual rate of 0.85% of the average daily net assets of each Fund. The Investment Advisory Agreement with the Trust provides that the Adviser will reimburse the Trust for the amount, if any, by which the total operating expenses of any Fund (including the Adviser's compensation, but excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) for any fiscal year exceed the level of expenses which such Fund is permitted to bear under the most restrictive expense limitation (which has not been waived) imposed on mutual funds by any state in which shares of the Fund are then qualified for sale. For providing cash management and other services to each Fund, as needed, the Adviser pays a monthly fee to PIC equivalent to 0.15% of the average aggregate daily net asset value of each Fund. For providing advisory services with respect to the Funds' assets allocated from time to time by the Adviser, the Adviser pays a fee to PIC equivalent to 0.40% of the average daily net asset value of the assets of each Fund so allocated. For implementing certain portfolio transactions and providing research and other services to each Fund, the Adviser also pays a monthly subadvisory fee to Aberdeen Fund Managers, Inc. equivalent to 0.40% of the average aggregate daily net asset value of the New Asia Fund and 0.40% of the average daily net asset value of such assets of the Global Fund allocated to it by the Adviser for management. For assistance in implementing certain portfolio transactions, providing research and other services to each Fund with regard to investments in particular geographic areas, the Aberdeen Fund Managers Inc. shall engage the services of its affiliates Aberdeen Fund Managers Ltd. and Aberdeen Asset Management Asia Ltd. for which such entities shall be paid a fee by Aberdeen Fund Managers Inc. The total advisory fee of 0.85% of the average daily net assets of each Fund is greater than that for other types of mutual funds; however, the Trustees have determined that it is similar to fees charged by other mutual funds whose investments are similar to those of each Fund. The ratio of the management fees to average net assets for the fiscal year ended July 31, 1998 was 0.85% for each Fund. Total management fees paid by the Funds for the year ended July 31, 1998 were $407,786.


The Portfolio Managers

New Asia Fund

     Mr. Hugh Young is the portfolio manager of the New Asia Fund and as such is primarily responsible for the day-to-day management of the portfolio. Mr. Young has been employed as an investment director for Aberdeen Asset Management Asia Ltd. since 1988. He is also Senior Vice President and portfolio manager for the Aberdeen New Asia Series of the Phoenix Edge Series Fund.

Global Fund

     The Global Fund is managed by an investment committee which is primarily responsible for the day-to-day management of the portfolio.

The Financial Agent and Administrator

     Phoenix Equity Planning Corporation ("Equity Planning") serves as financial agent of the Trust and, as such, performs bookkeeping and pricing services and certain other functions for the Trust. For its services as financial agent, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc., as subagent to the financial agent, plus (2) the documented cost to the financial agent to provide financial reporting and tax services and oversight of the subagent's performance. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the aggregate daily net asset values of each Fund. Certain minimum fees and fee waivers may apply. For its services during the Trust's fiscal year ended July 31, 1998, Equity Planning received $150,620 or 0.31% of average net assets.

     PXP serves as administrator for the Trust, and, as such, facilitates and provides administrative services for the Trust. As compensation, under an Administration Agreement, PXP receives a fee, computed daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Trust. For its services during the Trust's last fiscal year ended July 31, 1998, PXP received $72,064.


The Custodian and Transfer Agent

     The custodian of the assets of the Trust is Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109. The Trust has authorized the custodian to appoint one or more subcustodians for the assets of the Trust held outside the United States. The securities and other assets of each Fund are held by the Custodian or any subcustodian(s) separate from the securities and assets of each other Fund.


     Pursuant to a Transfer Agency and Service Agreement with the Trust, Equity Planning acts as transfer agent for the Trust (the "Transfer Agent") for which it is paid $17.95 plus out-of-pocket expenses for each designated shareholder account. The Transfer Agent is authorized to engage sub-agents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by the Transfer Agent.


Brokerage Commissions

     Although the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") prohibit its members from seeking orders for the execution of investment company portfolio transactions on the basis of their sales of investment company shares, under such Rules, sales of investment company shares may be considered in selecting brokers to effect portfolio transactions. Accordingly, some portfolio transactions are, subject to such Rules and to obtaining best prices and executions, effected through dealers (excluding Equity Planning) who sell shares of the Trust.


                              DISTRIBUTION PLANS


     Equity Planning is the national distributor of the Funds' shares. Equity Planning is an indirect, majority-owned subsidiary of Phoenix Home Life. The offices of Equity Planning are located at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200. Philip R. McLoughlin is a Trustee and President of the Trust and a director and officer of Equity Planning. Michael
E. Haylon and William R. Moyer, directors of Equity Planning, are officers of the Trust; Mr. Moyer is also an officer of Equity Planning. G. Jeffrey Bohne, Nancy G. Curtiss, William E. Keen, III, Leonard J. Saltiel, John F. Sharry and Thomas N. Steenburg are officers of the Trust and officers of Equity Planning.


     Equity Planning and the Trust have entered into distribution agreements under which Equity Planning has agreed to use its best efforts to find purchasers for Trust shares sold subject to an initial sales charge and those sold subject to a contingent deferred sales charge. The Trust has granted Equity Planning the exclusive right to purchase from the Trust and resell, as principal, shares needed to fill unconditional orders for Trust shares. Equity Planning may sell Trust shares through its registered representatives or through securities dealers with whom it has sales agreements. Equity Planning may also sell Trust shares pursuant to sales agreements entered into with banks or bank affiliated securities brokers who, acting as agent for their customers, place orders for Trust shares with Equity Planning. Although the Glass-Steagall Act prohibits banks and bank affiliates from engaging in the business of underwriting, distributing or selling securities (including mutual fund shares), banking regulators have not indicated that such institutions are prohibited from purchasing mutual fund shares upon the order and for the account of their customers. If, because of changes in law or regulations, or because of new interpretations of existing law, it is determined that agency transactions of banks or bank affiliated securities brokers are not permitted under the Glass-Steagall Act, the Trustees will consider what action, if any, is appropriate. It is not anticipated that termination of sales agreements with banks or bank affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of a Fund.

     The sale of a Fund's shares through a bank or a securities broker affiliated with a bank is not expected to preclude the Fund from borrowing from such bank or from availing itself of custodial or transfer agency services offered by such bank.


     The Trustees have adopted separate distribution plans under Rule 12b-1 of the 1940 Act for each Fund and each class of shares of each Fund of the Trust (the "Class A Plans," "Class B Plans" and collectively the "Plans"). The Plans authorize a Fund to reimburse Equity Planning for expenses in connection with the sale and promotion of such Fund's shares and to pay for the furnishing of shareholder services. A 12b-1 fee paid by one Fund may be used to finance distribution of the Shares of another Fund based on the number of shareholder accounts within the Funds. Pursuant to the Class B Plans, a Fund is authorized to reimburse Equity Planning monthly for actual expenses of Equity Planning up to 0.75% annually for the average daily net assets of each Fund's Class B Shares. In addition, under the Plans the Funds will pay Equity Planning 0.25% annually of the average daily net assets of the Funds for providing services to shareholders, including assistance in connection with inquiries related to shareholder accounts (the "Service Fee").


     Expenditures incurred under the Plans may consist of: (i) commissions to sales personnel for selling shares of the Trust (including underwriting commissions and finance charges related to the payment of commissions for sales of Class B Shares); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor for services rendered in connection with the sale and distribution of shares of the Trust; (iv) payment of expenses incurred in sales and promotional activities including advertising expenditures related to the Trust; (v) the costs of preparing and distributing promotional materials; (vi) the costs of printing the Trust's Prospectus and Statement of Additional Information for distribution to potential investors; and (vii) such other similar services that the Trustees determine are reasonably calculated to result in the sale of shares of the Trust. From the Service Fee, the Distributor expects to pay a quarterly fee to qualifying broker-dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Trust shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.

     In order to receive payments under the Plans, participants must meet such qualifications as are to be established in the sole discretion of the Distributor, such as services to the Trust's shareholders; or services providing the Trust with more efficient methods of offering shares to groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmissions of such purchases or sales by computerized tape or other electronic equipment; or other batch processing.


     For the fiscal year ended July 31, 1998, the Trust paid the Distributor $72,073 under the Class A Plan and $192,045 under the Class B Plan. The fees were used to compensate broker-dealers for servicing shareholder's accounts, including $11,119 paid to W.S. Griffith & Co., Inc., an affiliate, compensating sales personnel and reimbursing the Distributor for commission expenses and expenses related to preparation of the marketing material. The Distributor's expenses from selling and servicing Class B Shares may be more than the payments received from contingent deferred sales charges collected on redeemed shares and from the Funds under the Class B Plans. Those expenses may be carried over and paid in future years. At July 31, 1998, the end of the last Plan year, the Distributor had incurred unreimbursed expenses under the Class B Plans of $1,045,850 (equal to 2.68% of the Trust's net assets) which have been carried over into the present Class B Plan year.


     On a quarterly basis, the Trustees review a report on expenditures under each Plan and the purposes for which expenditures were made. The Trustees conduct an additional more extensive review annually in determining whether each Plan will be continued. By its terms, continuation of each Plan from year to year is contingent on annual approval by a majority of the Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of either Plan or any related agreements (the "Plan Directors"). Each Plan provides that it may not be amended to increase materially the costs which the Trust may bear without approval of the applicable class of shareholders of the Trust and that other material amendments must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan further provides that while it is in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." Each Plan may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the applicable class of outstanding shares of the Trust.

     The Trustees have concluded that there is a reasonable likelihood that the Plans will benefit the Funds and all classes of shareholders.

     The NASD regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend either or both Plans.


                               HOW TO BUY SHARES

     To purchase shares of any Fund, the minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Equity Planning, or pursuant to the Systematic Exchange privilege. Shares issued will be electronically recorded in book entry form. Completed applications for the purchase of shares should be mailed to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

     For investments in connection with a pension, profit sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code, including any plan established under the Self Employed Individuals Tax Retirement Act of 1962 (HR-10) or a program providing for the concurrent purchase of insurance using a loan secured by shares, the minimum initial and subsequent investment amounts for any Series are waived provided that the monthly contribution for each participant is at least $25 per month per participant. There is a minimum initial investment of $25 for an individual retirement account (IRA).

     In addition, there are no minimum initial and subsequent investment amounts in connection with the dividends or other distributions from units of a limited partnership sold by or through Equity Planning to an Individual Retirement Account (IRA), or in connection with dividends or other distributions by a Fund under certain conditions, which have been directed to any Fund for investment. (See the Statement of Additional Information.)

     The Funds offer combination purchase privileges, letters of intent, accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with Class B Shares. Under certain circumstances, shares of any other Phoenix Fund may be exchanged for shares of the same class on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Series, Fund, or Portfolio, except if made in connection with the Systematic Exchange privilege. Class A shareholders may exchange shares held in book-entry form for an equivalent number (value) of Class A Shares of any other Phoenix Fund. On Class B Share exchanges, the contingent deferred sales charge schedule of the original shares purchased continues to apply.

Alternative Sales Arrangements

     The alternative purchase arrangement permits an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Trust, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Trust, the accumulated continuing distribution and services fee and contingent deferred sales charges on Class B Shares prior to conversion would be less than the initial sales charge and accumulated services fee on Class A Shares purchased at the same time, and to what extent such differential would be offset by the higher yield of Class

A Shares. In this regard, Class A Shares will normally be more beneficial to the investor who qualifies for certain reduced initial sales charges. For this reason, Equity Planning intends to limit sales of Class B Shares sold to any shareholder to a maximum total value of $250,000. Class B Shares sold to unallocated qualified employer sponsored plans will be limited to a total value of $1,000,000.

     Class B Shares sold to allocated qualified employer sponsored plans, including 401(k) plans, will be limited to a maximum total value of $250,000 for each participant provided such plans utilize an approved participant tracking system. In addition, Class B Shares will not be sold to any qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 200 participant employees. Class B Shares will also not be sold to investors who have reached the age of 85 because of such persons' expected distribution requirements.

     Class A Shares are subject to a lower distribution and services fee and, accordingly, pay correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase, such investors would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A Shares because the accumulated continuing distribution charges on Class B Shares may exceed the initial sales charge on Class A Shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charge, not all their funds will be invested initially. However, other investors might determine that it would be more advantageous to purchase Class B Shares to have all their funds invested initially, although remaining subject to higher continuing distribution charges and, for a five-year period, being subject to a contingent deferred sales charge.

Initial Sales Charge Alternative--Class A Shares

     The public offering price of Class A Shares is the net asset value plus a sales charge, as set forth below. Offering prices become effective at the close of the general trading session of the New York Stock Exchange. Orders received by dealers prior to such time are confirmed at the offering price effective at that time, provided the order is received by Equity Planning prior to the close of trading on the New York Stock Exchange.

     The sales charge varies with the size of the purchase and reduced charges apply to the aggregate of purchases of the Funds made at one time by "any person," which term includes an individual, an individual and his/her spouse and their children under the age of 21, or a trustee or other fiduciary purchasing shares for a single trust, estate or fiduciary account although more than one beneficiary is involved.

     Class A Shares of the Funds are offered to the public at the net asset value next computed after the purchase order is received by State Street Bank and Trust Company plus a maximum sales charge of 4.75% of the offering price (4.99% of the amount invested) on single purchases of less than $50,000. The sales charge is reduced on a graduated scale on single purchases of $50,000 or more as shown below.


                        Sales Charge    Sales Charge
      Amount of        as Percentage   as Percentage   Dealer Discount
     Transaction        of Offering      of Amount     as Percentage of
  at Offering Price        Price          Invested     Offering Price*
--------------------- --------------- --------------- -----------------
Less than $50,000           4.75%           4.99%             4.25%
$50,000 but under
  $100,000                  4.50            4.71              4.00
$100,000 but under
  $250,000                  3.50            3.63              3.00
$250,000 but under
  $500,000                  3.00            3.09              2.75
$500,000 but under
  $1,000,000                2.00            2.04              1.75
$1,000,000 or more          None            None              None**

------------------------
*Equity Planning will sponsor sales contests, training and educational meetings and provide to all qualifying dealers, from its own profits and resources, additional compensation in the form of trips, merchandise or expense reimbursement. Brokers or dealers other than Equity Planning may also make customary additional charges for their services in effecting purchases, if they notify the Trust of their intention to do so. Equity Planning shall also pay service and retention fees, from its own profits and resources, to qualified wholesalers in connection with the sale of shares of funds within the Phoenix family of funds, as defined by the 1940 Act (collectively, the "Phoenix Funds") (exclusive of Class A Shares of Phoenix Money Market Series) by registered financial institutions and third party marketers.


**In connection with Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, Equity Planning may pay broker/ dealers, from its own resources, an amount equal to 1% of the first $3 million of purchases, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million.


In connection with purchases of Class A Shares of $1,000,000 or more (or subsequent purchases in any amount), excluding purchases by qualified employee benefit plans as described above, Equity Planning may pay broker/dealers, from its own profits and resources, a percentage of the net asset value of any shares sold as set forth below:


     Purchase Amount        Payment to Broker/Dealer
------------------------   -------------------------
$1,000,000-$3,000,000                    1%
$3,000,001-$6,000,000              .50 of 1%
$6,000,001 or more                 .25 of 1%

If part or all of such an investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker/dealer will refund to Equity Planning any such amounts paid with respect to the investment.

How To Obtain Reduced Sales Charges--Class A Shares

     Investors choosing the initial sales charge alternative under certain circumstances may be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.


     Qualified Purchasers. No sales charge will be imposed on sales of shares to (1) any trustee, director or officer of the Phoenix Funds, Phoenix-Engemann Funds, Phoenix-Seneca Funds or any other mutual fund advised, subadvised or distributed by Phoenix Investment Counsel, Inc., the Distributor or any of their corporate affiliates (an "Affiliated Phoenix Fund"); (2) any director or officer, or any full-time employee or sales representative (who has acted as such for at least 90 days), of the Adviser, or of Equity Planning; (3) registered representatives and employees of securities dealers with whom Equity Planning has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Equity Planning; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (3) or
(5) above; (7) employee benefit plans for employees of the Adviser, Equity Planning and/or their corporate affiliates; (8) any employee or agent who retires from Phoenix Home Life, Equity Planning and/or their corporate affiliates; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (10) any person with a direct rollover transfer of shares from an established Phoenix Fund qualified plan; (11) any Phoenix Home Life separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000;
(15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid; or (16) any deferred compensation plan established for the benefit of any Phoenix Fund trustee or director; provided that sales to persons listed in (1) through (15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Trust; (17) purchasers of Class A shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (18) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases; (19) clients of such investment advisers or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment adviser or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of the investors described in (17) through (19) may be charged a fee by the broker, agent or financial intermediary for purchasing shares).


     Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The Trust receives the entire net asset value of its Class A Shares sold to investors. Equity Planning's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. Equity Planning will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, Equity Planning may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with Equity Planning. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933.


     Combination Purchase Privilege. Purchases, either singly or in any combination, of shares of the Funds or shares of any other Affiliated Phoenix Fund (including Class B Shares but excluding Phoenix Money Market Fund Series), if made at a single time by a single purchaser, will be combined for the purpose of determining whether the total dollar amount of such purchases entitles the purchaser to a reduced sales charge on any purchases of Class A Shares. Each purchase of Class A Shares will then be made at the public offering price, as described in the then current Prospectus relating to such shares, which at the time of such purchase is applicable to a single transaction of the total dollar amount of all such purchases. The term "single purchaser" includes an individual, or an individual, his spouse and their children under the age of majority purchasing for his or their own account (including an IRA account) including his or their own trust, commonly known as a living trust; a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account, although more than one beneficiary is involved; multiple trusts or 403(b) plans for the same employer; multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held in record in the name, or nominee name, of the entity placing the order.


     Letter of Intent. Class A Shares or shares of any other Affiliated Phoenix Fund (including Class B Shares but excluding Class A Shares of the Phoenix Money Market Fund Series) may be purchased by a "single purchaser" (as defined above) within a period of thirteen months pursuant to a Letter of Intent, in the form provided by Equity Planning, stating the investor's intention to invest in such shares during such period an amount which, together with the value (at their maximum offering prices on the date of the Letter) of the shares of the Funds or shares of any other Phoenix Fund then owned by such investor, equals a specified dollar amount. Each purchase of shares made pursuant to a Letter of Intent will be made at the public offering price, as described in the then current Prospectus relating to such shares, which at the time of purchase is applicable to a single transaction of the total dollar amount specified in the Letter of Intent.


     An investor's Letter of Intent is not a binding commitment of the investor to purchase or a binding obligation of the Trust or Equity Planning to sell a specified dollar amount of shares qualifying for a reduced sales charge. Accordingly, out of an initial purchase (and subsequent purchases if necessary), 5% of the dollar amount of purchases required to complete the investment is held in escrow in the form of shares (valued at the purchase price thereof) registered in the investor's name until completion of the investment, at which time escrowed shares are deposited to the investor's account. If the investor does not complete the investment and does not within 20 days after written request by Equity Planning or the investor's dealer pay the difference between the sales charge on the dollar amount specified in the Letter of Intent and the sales charge on the dollar amount of actual purchases, the difference will be realized through the redemption of an appropriate number of the escrowed shares and any remaining escrowed shares will be deposited to the investor's account.


     Right of Accumulation. "Single purchasers" (as defined above) may also qualify for reduced sales charges based on the combined value of purchases of either class of shares of the Funds, or any other Affiliated Phoenix Fund, made over time. Reduced sales charges are offered to investors whose shares, in the aggregate, are valued (i.e., the dollar amount of such purchases plus the then current value (at the public offering price as described in the then current prospectus relating to such shares) of shares of all Phoenix Funds owned) in excess of the threshold amounts described in the section entitled "Initial Sales Charge Alternative--Class A Shares." To use this option, the investor must supply sufficient account information to Equity Planning to permit verification that one or more purchases qualify for a reduced sales charge.


     Associations. A group or association may be treated as a "single purchaser" and qualify for reduced initial sales charges under the Combination Privilege and Right of Accumulation if the group or association (1) has been in existence for at least six months; (2) has a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) facilitates solicitation of the membership by the investment dealer, thus assisting in effecting economies of sales effort; and (4) is not a group whose sole organizational nexus is that the members are credit card holders of a company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.


Deferred Sales Charge Alternative--Class B Shares

     Investors choosing the deferred sales charge alternative purchase Class B Shares at net asset value per share without the imposition of a sales charge at the time of purchase. The Class B Shares are subject to a sales charge if redeemed within five years of purchase.

     The contingent deferred sales charge will be imposed on most Class B Share redemptions made within five years of purchase. The contingent deferred sales charge alternative permits an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time he or she expects to hold the shares and other circumstances. Each class of shares pays ongoing distribution and service fees at an annual rate (i) for Class A Shares, of up to 0.25% of the Series aggregate average daily net assets attributable to the Class A Shares, and (ii) for Class B Shares, of up to 1.00% of the Series aggregate average daily net assets attributable to the Class B Shares. Investors should understand that the purpose and function of the deferred sales charge and distribution and service fees with respect to Class B Shares are the same as those of the initial sales charge and service fees with respect to Class A Shares.

     The alternative purchase arrangement permits an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time he or she expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of a Fund, and other circumstances. Investors should consider whether, during the anticipated term of their investment in a Fund, the accumulated continuing distribution and service fees and contingent deferred sales charges on Class B Shares prior to conversion would be more than the initial sales charge and accumulated distribution and service fees on Class A Shares purchased at the same time. In this regard, Class A Shares will normally be more beneficial to the investor who qualifies for reduced initial sales charges or who maintains a large account size. For this reason, Equity Planning intends to limit sales of Class B Shares sold to any shareholder to a maximum total value of $250,000. Class B Shares sold to unallocated qualified employer sponsored plans will be limited to a total value of $1,000,000. Class B Shares sold to allocated qualified employer sponsored plans, including 401(k) plans, will be limited to a total value of $250,000 for each participant provided such plans utilize an approved participant tracking system. In addition, Class B Shares will not be sold to any qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 200 participant employees.

Class B Shares will also not be sold to investors who have reached the age of 85, because of such persons' expected distribution requirements.

     Class A Shares are subject to a lower distribution fee and, accordingly, pay correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase, such investors do not have all their funds invested initially and, therefore, initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time should consider purchasing Class A Shares because the accumulated continuing distribution charges on Class B Shares may exceed the initial sales charge on Class A Shares during the term of the investment. An investor might determine, however, that it would be more advantageous to purchase Class B Shares in order that all of his or her funds be invested initially, although remaining subject to higher continuing distribution charges and, for a five-year period, being subject to a contingent deferred sales charge. For example, based on current fees and expenses, an investor subject to a 4.75% initial sales charge on Class A Shares would have to hold his investment approximately 7 years for the Class B distribution fee to exceed the initial sales charge plus the accumulated distribution and service fees of Class A Shares. In this example, an investor intending to maintain his investment for more than 6 years might consider purchasing Class A Shares.

     Proceeds from the contingent deferred sales charge are paid to Equity Planning and are used to defray the expenses of Equity Planning in connection with the sale of the Class B Shares, such as the payment of compensation to selected dealers and agents.

     Contingent Deferred Sales Charge. Class B Shares redeemed within five years of purchase will be subject to a contingent deferred sales charge at the rates set forth below. The charge will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. Accordingly, no sales charge will be imposed on increases in net asset value of shares above the initial purchase price. In addition, no charge will be assessed on shares derived from the reinvestment of dividends or capital gains distributions.

     Equity Planning intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares sold by such dealers, subject to future amendment or termination. Equity Planning will retain all or a portion of the continuing distribution and service fee assessed to Class B shareholders and will receive the entire amount of the contingent deferred sales charge paid by shareholders on the redemption of shares. These amounts will be used by Equity Planning to finance the commission plus interest and related marketing expenses.

     The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the Class B Shares to the time of redemption of such shares. For the purpose of determining the number of years from the time of any payment for the purchase of shares, all payments made during a month will be aggregated and deemed to have been made on the last day of the prior month.

                         Contingent Deferred
                           Sales Charge as
                           a Percentage of
                            Dollar Amount
 Year Since Purchase      Subject to Charge
---------------------   --------------------
  First                          5%
  Second                         4%
  Third                          3%
  Fourth                         2%
  Fifth                          2%
  Sixth                          0%

     In determining whether a contingent deferred sales charge is applicable to a redemption, the calculation will be determined in a manner that minimizes the rate being charged. Therefore, it will be assumed that any Class A Shares are being redeemed first; any Class B Shares held for over five years or acquired pursuant to reinvestment of dividends or distributions are redeemed next, and any Class B Shares held longest during the five-year period are redeemed next, unless the shareholder directs otherwise. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.

     For example, assume an investor purchased 100 Class B Shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share has increased to $12 and, during such time, the investor has acquired 10 additional Class B Shares through dividend reinvestment. If, at such time the investor makes his first redemption of 50 Class B Shares (proceeds of $600), 10 shares will not be subject to charge because they were acquired through dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 4% (the applicable rate in the second year after purchase) or $16.00.


     The contingent deferred sales charge is waived on redemptions of shares
(a) if redemption is made within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) if redemption is made within one year of disability, as defined in
Section 72(m)(7) of the Code; (c) in connection with mandatory distributions upon reaching age 70 1/2 under any retirement plan qualified under Sections 401, 408 or 403(b) of the Code or any redemption resulting from the tax-free return of an excess contribution to an IRA; (d) in connection with redemptions by 401(k) plans using an approved participant tracking system for: participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) in connection with the exercise of certain exchange privileges among the Class B Shares of a Series and Class B Shares of other Affiliated Phoenix Funds; (f) in connection with any direct rollover transfer of shares from an established Phoenix Fund qualified plan into a Phoenix Fund IRA by participants terminating from the qualified plan; and (g) in accordance with the terms specified under the Systematic Withdrawal Program. If, upon the occurrence of a death as outlined above, the account is transferred to an account registered in the name of the deceased's estate, the contingent deferred sales charge will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable contingent deferred sales charge when redeemed.

     Class B Shares will automatically convert to Class A Shares of the same Fund based upon relative net asset values of each class after eight years from the acquisition of the Class B Shares, and as a result, will thereafter be subject to the lower distribution and service fee paid under the Class A distribution plan. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to relieve the holders of Class B Shares that have been outstanding for a period of time sufficient for Equity Planning to have been compensated for distribution expenses from most of the burden of such distribution-related expenses.

     For purposes of conversion to Class A, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's fund account will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's fund account (other than those in the sub-account) are converted to Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account will also be converted to Class A Shares.


     The conversion of Class B Shares to Class A Shares is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service ("IRS") to the effect that (i) the assessment of the higher distribution and service fees and transfer agency costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and (ii) that the conversion of shares does not constitute a taxable event under federal income tax law. The conversion of Class B Shares to Class A Shares may be suspended if such an opinion or ruling is no longer available. In that event, no further conversions of Class B Shares would occur, and shares might continue to be subject to the higher distribution and service fee for an indefinite period which may extend beyond the period ending eight years after the end of the month in which affected Class B Shares were purchased. If the Trust were unable to obtain such assurances with respect to the assessment of distribution and service fees and transfer agent costs relative to the Class B Shares, it might make additional distributions if doing so would assist in complying with the Trust's general practice of distributing sufficient income to reduce or eliminate federal taxes.


                           INVESTOR ACCOUNT SERVICES

     The Funds mail periodic statements and reports to shareholders. In order to reduce the volume and cost of mailings, to the extent possible, only one copy of most Fund reports will be mailed to households for multiple accounts with the same surname at the same household address. Please contact Equity Planning to request additional copies of shareholder reports toll free at (800) 243-4361.

     In most cases, changes to any shareholder account may be accomplished by calling Shareholder Services at (800) 243-1574. More information relating to the shareholder account services can be found in the Funds' Statement of Additional Information ("SAI").

     Bank Draft Investing Program (Investo-Matic Plan). By completing the Investo-Matic Section of the New Account Application, you may authorize the bank named in the form to draw $25 or more from your personal bank account to be used to purchase additional shares for your account. The amount you designate will be made available, in form payable to the order of the Transfer Agent, by the bank on the date the bank draws on your account and will be used to purchase shares at the applicable offering price.

     Distribution Option. The Funds currently declare all income dividends and all capital gain distributions, if any, payable in shares of the Funds at net asset value or, at your option, in cash. By exercising the distribution option, you may elect to: (1) receive both dividends and capital gain distributions in additional shares or (2) receive dividends in cash and capital gain distributions in additional shares or (3) receive both dividends and capital gain distributions in cash. If you elect to receive dividends and/or distributions in cash and the check cannot be delivered or remains uncashed due to an invalid address, then the dividend and/or distribution will be reinvested after the Transfer Agent has been informed that the proceeds are undeliverable. Additional shares will be purchased in your account at the then current net asset value. Dividends and capital gain distributions received in shares are taxable to you and credited to your account in full and fractional shares computed at the closing net asset value on the next business day after the record date. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

     Systematic Withdrawal Program. The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.


     Shareholders participating in the Systematic Withdrawal Program must own shares of the Funds worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.


     Through the Program, Class B shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.


     Tax Sheltered Retirement Plans. Shares of the Funds are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, SIMPLE 401(k), Profit-Sharing and Money Purchase Pension Plans which can be adopted by self-employed persons ("Keogh") and by corporations and 403(b) Retirement Plans. Write or call Equity Planning at (800) 243-4361 for further information about the plans.


Exchange Privileges

     You may exchange shares of one Phoenix Fund for shares of another Affiliated Phoenix Fund without paying any fees or sales charges. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. Shares held in book-entry form may be exchanged for shares of the same class of other Affiliated Phoenix Funds, provided the following conditions are met: (1) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale; (2) the Acquired Shares are the same class as the shares to be surrendered (the "Exchanged Shares"); (3) the Acquired Shares will be registered to the same shareholder account as the Exchanged Shares; (4) the account value of the fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Affiliated Phoenix Fund after the exchange is made; and (5) if you have elected not to use the telephone exchange privilege (see below), a properly executed exchange request must be received by the Distributor. Exchanges may be made over the telephone or in writing and may be made at one time or systematically over a period of time. Note, each Affiliated Phoenix Fund has different investment objectives and policies. You should read the prospectus of the Affiliated Phoenix Fund into which the exchange is to be made before making any exchanges. This privilege may be modified or terminated at any time on 60 days' notice.


     Market Timer Restrictions. Because excessive trading can hurt Fund performance and harm shareholders, the Funds reserve the right to temporarily or permanently terminate exchange privileges or reject any specific order from anyone whose transactions seem to follow a timing pattern, including those who request more than one exchange out of a fund within any 30 day period. The Distributor has entered into agreements with certain market timer entities permitting them to exchange their clients' shares by telephone. These privileges are limited under those agreements. The Distributor has the right to reject or suspend these privileges upon reasonable notice.

     Telephone Exchanges. If permitted in your state and unless you waive this privilege in writing, you or your broker may sell or exchange your shares over the phone by calling the Distributor at (800) 243-1574. Reasonable procedures will be used to confirm that telephone instructions are genuine. In addition to requiring that the exchange is only made between accounts with identical registrations, the Distributor may require address or other forms of identification and will record telephone instructions. All exchanges will be confirmed in writing to you. If procedures reasonably designed to prevent unauthorized telephone exchanges are not followed, the Trust and/or Distributor may be liable for following telephone instructions that prove to be fraudulent. Broker/dealers other than the Distributor assume the risk of any loss resulting from any unauthorized telephone exchange instructions from their firm or their registered representatives. You assume the risk that the Distributor acts upon unauthorized instructions it reasonably believes to be genuine. During times of severe economic or market changes, this privilege may be difficult to exercise or may be temporarily suspended. In such event, an exchange may be effected by written request by following the procedure outlined for selling shares represented by certificate(s).


                                NET ASSET VALUE

     The net asset value per share of each Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The net asset value per share of each Fund is determined by adding the values of all securities and other assets of each Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

     Each Fund's investments are valued at market value or, where market quotations are not available, at fair value as determined in good faith by the Trustees or their delegates. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Short-term investments having a remaining maturity of less than sixty-one days are valued at amortized cost, which the Trustees have determined approximates market value. For further information about security valuations, see the Statement of Additional Information.


                              HOW TO REDEEM SHARES

     You have the right to have the Trust buy back shares at the net asset value next determined after receipt of a redemption order, and any other required documentation in proper form, by Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. In the case of a Class B Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares (see "Deferred Sales Charge Alternative--Class B Shares," above). Subject to certain restrictions, shares may be redeemed by telephone, by check or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The Trust does not charge any redemption fees. Payment for shares redeemed is made within seven days; provided, however, that redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

     The requirements to redeem shares are outlined in the table below. Additional documentation may be required for redemptions by corporations, partnerships or other organizations, executors, administrators, trustees, custodians, guardians, or from IRA's or other retirement plans, or if redemption is requested by anyone but the shareholder(s) of record. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the Funds at (800) 243-1574. Redemption requests will not be honored until all required documents in proper form have been received.


How can I sell my Shares?

[Telephone]     By Phone     o   Sales up to $50,000
                             o   Not available on most retirement accounts
(800) 243-1574               o   Requests received after 4PM will be
                                 executed on the following business day
[Envelope]      In Writing   o   Letter of instruction from the registered
                                 owner including the fund and account
                                 number and the number of shares or dollar
                                 amount you wish to sell
                             o   No signature guarantee is required if your
                                 shares are registered individually, jointly,
                                 or as custodian under the Uniform Gifts to
                                 Minors Act or Uniform Transfers to Minors
                                 Act, the proceeds of the redemption do not
                                 exceed $50,000, and the proceeds are
                                 payable to the registered owners(s) at the
                                 address of record

     Shares previously issued in certificate form cannot be redeemed until the certificated shares have been deposited to your account.

     Telephone Redemptions. The Trust and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information will be verified, telephone redemption instructions will be recorded on tape, and all redemptions will be confirmed in writing to you. If there has been an address change within the past 60 days, a telephone redemption will not be authorized. To the extent that procedures reasonably designed to prevent unauthorized telephone redemptions are not followed, the Trust and/or the Transfer Agent may be liable for following telephone instructions for redemption transactions that prove to be fraudulent. Broker/dealers other than Equity Planning have agreed to bear the risk of any loss resulting from any unauthorized telephone redemption instruction from the firm or its registered representatives. However, you would bear the risk of loss resulting from instructions entered by an unauthorized third party that the Trust and/or the Transfer Agent reasonably believe to be genuine. The Telephone Redemption Privilege may be modified or terminated at any time on 60 days' notice to shareholders. In addition, during times of drastic economic or market changes, the Telephone Redemption Privilege may be difficult to exercise or may be temporarily suspended. In such event, a redemption may be effected by written request by following the procedure outlined above.


     Written Redemptions. Ownership of shares is recorded electronically in book entry form; no share certificates are available. If you elect not to use the telephone redemption or telephone exchange privileges or if the shares being exchanged are represented by a previously issued certificate(s), you must submit your request in writing. If the shares are being exchanged between accounts that are not identically registered, the signature on such request must be guaranteed by an eligible guarantor institution as defined by the Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Any outstanding certificate or certificates for the tendered shares must be duly endorsed and submitted. The Distributor reserves the right to charge you for lost or stolen certificates.

Redemption in Kind

     To the extent consistent with state and federal law, the Funds may make payment of the redemption price either in cash or in kind. However, the Funds have elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90 day period to the lesser of $250,000 or 1% of the net asset value of the Funds at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Funds. A shareholder receiving such securities would incur brokerage costs when selling the securities.

Account Reinstatement Privilege

     You have a one time privilege of using redemption proceeds from Class A and B Shares to purchase Class A Shares of any Affiliated Phoenix Fund with no sales charge (at net asset value next determined after the request for reinvestment is made). For federal income tax purposes, a redemption and reinvestment will be treated as a sale and purchase of shares. Special rules may apply in computing the amount of gain or loss in these situations. (See "Dividends, Distributions and Taxes" for information on the federal income tax treatment of a disposition of shares.) A written request to reinstate your account must be received by the Transfer Agent within 180 days of the redemption, accompanied by payment for the shares (not in excess of the redemption value). Class B shareholders who have had the contingent deferred sales charge waived through participation in the Systematic Withdrawal Program are not eligible to use the Reinstatement Privilege.


Redemption of Small Accounts

     Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem, at net asset value, the shares of any shareholder whose account has a value, due to redemptions, of less than $200. Before the Fund redeems these shares, the shareholder will be given notice that the value of the shares in the account is less than the minimum amount and will be allowed 30 days to make an additional investment in an amount which will increase the value of the account to at least $200.

     A shareholder should contact his/her broker/dealer if he/she wishes to transfer shares from an existing broker/dealer street name account to a street name account with another broker/ dealer. The Fund has no specific procedures governing such account transfers.


                            DIVIDENDS, DISTRIBUTIONS
                                   AND TAXES


     Each Fund intends to qualify annually as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code, as amended (the "Code") and to distribute annually to shareholders all or substantially all of its net investment income and net realized capital gains, after utilization of any capital loss carryovers. If each Fund so qualifies, it generally will not be subject to federal income tax on the income it distributes.


     Each Fund will distribute its net investment income to its shareholders on a semi-annual basis and net realized capital gains, if any, to its shareholders on an annual basis. Distributions, whether received by shareholders in shares or in cash, will be taxable to them as income or capital gains. Distributions of net realized long-term capital gains, if designated as such by a Fund, are taxable to shareholders as long-term capital gains, regardless of how long they have owned shares in the Fund. Shareholders who are not subject to tax on their income will not be required to pay tax on amounts distributed to them. Written notices will be sent to shareholders following the end of each calendar year regarding the tax status of all distributions made during each taxable year.

     Each Fund will be subject to a nondeductible 4% excise tax if it fails to meet certain annual distribution requirements. In order to prevent imposition of the excise tax, it may be necessary for each Fund to make distributions more frequently than described in the previous paragraph.


     All dividends and distributions with respect to the shares of any class of any Fund will be payable in shares of such class of Fund at net asset value or, at the option of the shareholder, in cash. Any shareholder who purchases shares of a Fund prior to the close of business on the record date for a dividend or distribution will be entitled to receive such dividend or distribution. Dividends and distributions (whether received in shares or in cash) are treated either as ordinary income or long- term capital gains for federal income tax purposes.


     Investment income received by any Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. If a Fund should have more than 50% of the value of its assets invested in securities of foreign corporations at the close of its taxable year, which is the Trust's present intention, the Fund may elect to permit its shareholders to take, either as a credit or a deduction, their proportionate share of the foreign income taxes paid.

     The foregoing is only a summary of some of the important tax considerations generally affecting the Funds and their shareholders.

Important Notice Regarding Taxpayer IRS Certification
     Pursuant to IRS regulations, the Funds may be required to withhold 31% of all reportable payments including any taxable dividends, capital gain distributions or share redemption proceeds, for any account which does not have a taxpayer identification number or social security number and certain required certifications.

     The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications.


     The Funds send to all shareholders, within 31 days after the end of the calendar year, information which is required by the Internal Revenue Service for preparing federal income tax returns. Investors are urged to consult their attorney or tax adviser regarding specific questions as to federal, foreign, state or local taxes.



                            ADDITIONAL INFORMATION
Organization of the Trust
     The Trust was established on May 31, 1996 as a Massachusetts business trust. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in two funds and different classes of those Funds. Holders of shares of a Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund, except that Class B Shares of any Fund, which bear higher distribution and services fees and certain incrementally higher expenses associated with the deferred sales arrangement, pay correspondingly lower dividends per share than Class A Shares of the same Fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and on matters affecting an individual class (such as approval of matters relating to a Distribution Plan for a particular class of shares), a separate vote of that Fund or class is required. Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the Shareholders may call the meeting. The Trustees will assist the Shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the Investment Company Act of 1940.


     Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of each Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such Fund, and Class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or class. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund or Class will be allocated by or under the direction of the Trustees as they determine fair and equitable.

     Unlike the stockholders of a corporation, there is a possibility that the shareholders of a business trust such as the Trust may be personally liable for debts or claims against the Trust. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust and that every written agreement, undertaking or obligation made or issued by the Trust shall contain a provision to that effect. The Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.


Additional Inquiries


     Inquiries and requests for the Statement of Additional Information, the Annual Report to Shareholders and the Semi-Annual Report to Shareholders should be directed to Equity Planning at (800) 243-4361 or 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200.



Registration Statement

     This Prospectus omits certain information included in the Statement of Additional Information and Part C of the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and the 1940 Act. A copy of the Registration Statement may be obtained from the Securities and Exchange Commission in Washington, D.C.

                        BACKUP WITHHOLDING INFORMATION

Step 1. Please make sure that the social security number or taxpayer identification number (TIN) which appears on the Application complies with the following guidelines:


Account Type        Give Social Security Number or Tax Identification Number of:
-------------------------------------------------------------------------------------------------------
Individual                            Individual
-------------------------------------------------------------------------------------------------------
Joint (or Joint Tenant)               Owner who will be paying tax
-------------------------------------------------------------------------------------------------------
Uniform Gifts to Minors               Minor
-------------------------------------------------------------------------------------------------------
Legal Guardian                        Ward, Minor or Incompetent
-------------------------------------------------------------------------------------------------------
Sole Proprietor                       Owner of Business (also provide owner's name)
-------------------------------------------------------------------------------------------------------
Trust, Estate, Pension Plan Trust     Trust, Estate, Pension Plan Trust (not personal TIN of fiduciary)
-------------------------------------------------------------------------------------------------------
Corporation, Partnership,
Other Organization                    Corporation, Partnership, Other Organization
-------------------------------------------------------------------------------------------------------
Broker/Nominee                        Broker/Nominee
-------------------------------------------------------------------------------------------------------

Step 2. If you do not have a TIN, you must obtain Form SS-5 (Application for Social Security Number) or Form SS-4 (Application for Employer Identification Number) from your local Social Security or IRS office and apply for one. Write "Applied For" in the space on the application.


Step 3. If you are one of the entities listed below, you are exempt from backup withholding.

      o A corporation
      o Financial institution
      o Section 501(a) exempt organization (IRA, Corporate Retirement Plan, 403(b), Keogh)
      o United States or any agency or instrumentality thereof
      o A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof
      o International organization or any agency or instrumentality thereof
      o Registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
      o Real estate investment trust
      o Common trust fund operated by a bank under section 584(a)
      o An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1)
      o Regulated Investment Company

If you are in doubt as to whether you are exempt, please contact the Internal Revenue Service.

Step 2. IRS Penalties--If you do not supply us with your TIN, you will be subject to an IRS $50 penalty unless your failure is due to reasonable cause and not willful neglect. If you fail to report interest, dividend or patronage dividend income on your federal income tax return, you will be treated as negligent and subject to an IRS 5% penalty tax on any resulting underpayment of tax unless there is clear and convincing evidence to the contrary. If you falsify information on this form or make any other false statement resulting in no backup withholding on an account which should be subject to a backup withholding, you may be subject to an IRS $500 penalty and certain criminal penalties including fines and imprisonment.

-----------
This Prospectus sets forth concisely the information about the Phoenix-Aberdeen Series Fund (the "Trust") which you should know before investing. Please read it carefully and retain it for future reference.


The Trust has filed with the Securities and Exchange Commission a Statement of Additional Information about the Trust, dated November 27, 1998. The Statement contains more detailed information about the Trust and is incorporated into this Prospectus by reference. You may obtain a free copy of the Statement by writing the Trust c/o Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200.

Financial information relating to the Trust is contained in the Annual Report to Shareholders for the period ended July 31, 1998 and is incorporated into the Statement of Additional Information by reference.



                 [Recycle Logo] Printed on recycled paper using soybean ink

[BACKCOVER]

Phoenix Funds
PO Box 2200
Enfield CT 06083-2200


[PHOENIX INVESTMENT PARTNERS LOGO]


                                ----------------
                                 BULK RATE MAIL
                                  U.S. POSTAGE
                                      PAID
                                SPRINGFIELD, MA
                                 PERMIT NO. 444
                                ----------------




PXP 147 (11/98)

                         PHOENIX-ABERDEEN NEW ASIA FUND


                     PHOENIX-ABERDEEN GLOBAL SMALL CAP FUND

                               101 Munson Street,
                              Greenfield, MA 01301

                       Statement of Additional Information

                                November 27, 1998

     This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current prospectus of Phoenix-Aberdeen Series Fund (the "Trust") dated November 27, 1998, and should be read in conjunction with it. The Trust's Prospectus may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning" or the "Distributor") at (800) 243-4361 or by writing to Equity Planning at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200.


                TABLE OF CONTENTS


                                                 PAGE
THE TRUST .....................................   1
INVESTMENT OBJECTIVES AND POLICIES ............   1
INVESTMENT RESTRICTIONS .......................   5
PERFORMANCE INFORMATION .......................   7
PORTFOLIO TRANSACTIONS AND BROKERAGE ..........   8
SERVICES OF THE ADVISER .......................   9
SERVICES OF THE ADMINISTRATOR .................  10
NET ASSET VALUE ...............................  11
HOW TO BUY SHARES .............................  11
ALTERNATIVE PURCHASE ARRANGEMENTS .............  11
INVESTOR ACCOUNT SERVICES .....................  12
REDEMPTION OF SHARES ..........................  13
DIVIDENDS, DISTRIBUTIONS AND TAXES ............  14
TAX-SHELTERED RETIREMENT PLANS ................  15
THE DISTRIBUTOR ...............................  16
DISTRIBUTION PLANS ............................  17
TRUSTEES AND OFFICERS .........................  17
OTHER INFORMATION .............................  25


Numbers appearing in parentheses correspond to related disclosures in the Fund's Prospectus.


                        Customer Service: (800) 243-1574
                           Marketing: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                 Telecommunications Device (TTY)-(800) 243-1926


PXP 147B (11/98)

                                   THE TRUST

     Phoenix-Aberdeen Series Fund (the "Trust") is an open-end management investment company established as a business trust under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated May 31, 1996 (the "Declaration of Trust"). The Declaration of Trust authorizes the assets and shares of the Funds to be divided into two Funds (the "Funds"). Each Fund has a different investment objective, invests primarily in certain types of securities, and is designed to meet different investment needs. In many respects, each Fund operates as if it were a separate mutual fund. The Funds' Prospectus describes the investment objectives of each Fund. The following discussion supplements the description of each Fund's investment policies and investment techniques in the Prospectus.



                      INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and policies of each Fund are described in the "Investment Objectives and Policies" section of the Prospectus. The following discussion supplements the "Investment Techniques and Related Risks" section of the Prospectus.

Financial Futures Contracts and Related Options

     Each Fund may use financial futures contracts and related options to hedge against changes in the market value of their portfolio securities or securities which they intend to purchase. A Fund may use foreign currency futures contracts to hedge against changes in the value of foreign currencies. See "Foreign Currency Transactions" below. Hedging is accomplished when an investor takes a position in the futures market opposite to the investor's cash market position. There are two types of hedges-long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with (although in inverse relation to) cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities or the value of foreign currencies may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which a Fund utilizing this investment technique may wish to purchase in the future by purchasing futures contracts.

     Each Fund may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade and may purchase exchange- or board-traded put and call options on financial futures contracts as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. Financial futures contracts consist of interest rate futures contracts, securities index futures contracts and foreign currency futures contracts. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

     In contrast to the situation in which a Fund purchases or sells a security, no security is delivered or received by a Fund upon the purchase or sale of a financial futures contract (although an obligation to deliver or receive the underlying security in the future is created by such a contract). Initially, when it enters into a financial futures contract, a Fund utilizing this investment technique will be required to deposit in a pledged account with the Funds' custodian bank with respect to such Fund an amount of cash or U.S. Treasury bills. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum, however, subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

     The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

     Any Fund utilizing this investment technique will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly, and will be in addition to those paid for direct purchases and sales of securities.

     Limitations On Futures Contracts and Related Options. Any Fund utilizing this investment technique may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of portfolio securities or securities which it intends to purchase or foreign currencies. A Fund utilizing this investment technique may not purchase or sell financial futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of the Fund's total assets. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be deposited in a pledged account with the Fund's custodian bank with respect to such Fund to collateralize fully the position and thereby ensure that it is not leveraged.

     The extent to which a Fund may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code of 1986 for qualification as a regulated investment company. See "Dividends, Distributions and Taxes."

     Risks Relating to Futures Contracts and Related Options. Positions in futures contracts and related options may be closed out on an exchange if the exchange provides a secondary market for such contracts or options. A Fund utilizing this investment technique will enter into a futures or futures related option position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements, it may have to sell portfolio securities to meet its margin obligations at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge its positions effectively.

     There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also limit a hedger's opportunity to benefit fully from favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Fund to incur additional brokerage commissions and may cause an increase in a Fund's turnover rate.

     The successful use of futures contracts and related options depends on the ability of the Adviser to forecast correctly the direction and extent of market movements, interest rates and other market factors within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. Options and futures may also fail as a hedging technique in cases where the movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge. As a result, the Fund's total return for the period may be less than if it had not engaged in the hedging transaction.

     Utilization of futures or options contracts by a Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities or currencies which are being hedged. If the price of the futures contract moves more or less than the price of the securities or currency being hedged, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities or currency. It is possible that, where a Fund has sold futures contracts to hedge against decline in the market, the market may advance and the value of securities held in the Fund or the currencies in which its foreign securities are denominated may decline. If this occurred, the Fund would lose a potentially unlimited amount of money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities or foreign currencies before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

     The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through offsetting transactions rather than to meet margin deposit requirements. In such cases, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities or currencies rather than to engage in closing transactions because such action would reduce the liquidity of the futures market. In addition, because, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the underlying securities market, increased participation by speculators in the futures market could cause temporary price distortions. Because of the possibility of price distortions in the futures market and of the imperfect correlation between movements in the prices of securities or foreign currencies and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

Repurchase Agreements

     Repurchase agreements, as described in the Funds' Prospectus, will be entered into only with commercial banks, brokers and dealers considered by the Funds to be credit-worthy. The Trustees of the Funds will monitor each Fund's repurchase agreement transactions periodically and, with the Funds' investment adviser, will consider standards which the Funds' investment adviser will use in reviewing the creditworthiness of any party to a repurchase agreement with a Fund. No more than an aggregate of 15% of a Fund's net assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days and other investments subject to legal or contractual restrictions on resale, or for which there are not readily available market quotations.

     The use of repurchase agreements involves certain risks. For example, if the seller under a repurchase agreement defaults on its obligation to repurchase the underlying instrument at a time when the value of the instrument has declined, a Fund may incur a loss upon its disposition. If the seller becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a bankruptcy court may determine that the underlying instrument is collateral for a loan by the Fund and therefore is subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying instrument. While the Trustees of the Funds acknowledge these risks, it is expected that they can be controlled through careful structuring of repurchase agreement transactions to meet requirements for treatment as a purchase and sale under the bankruptcy laws and through monitoring procedures designed to assure the creditworthiness of counter-parties to such transactions.

Lending Portfolio Securities

     Each Fund may lend portfolio securities to broker-dealers and other financial institutions in amounts up to 25% of the market or other fair value for its total assets provided that such loans are callable at any time by the Fund utilizing this investment technique and are at all times secured by collateral held by the Fund at least equal to 102% of the market value determined daily of the loaned securities. The Fund utilizing this investment technique will continue to receive any income on the loaned securities and at the same time will earn interest on cash collateral (which will be invested in short-term debt obligations) or a securities lending fee in the case of collateral in the form of U.S. Government securities. A loan may be terminated at any time by either the Fund or the borrower. Upon termination of a loan the borrower will be required to return the securities to the Fund and any gain or loss in the market price during the period of the loan would accrue to the Fund. If the borrower fails to maintain the requisite amount of collateral the loan will automatically terminate and the Fund may use the collateral to replace the loaned securities while holding the borrower liable for any excess of the replacement cost over the amount of the collateral.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan in whole or in part as may be appropriate in order to exercise such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund may pay reasonable finders administrative and custodial fees in connection with loans of its portfolio securities.

     As with any extension of credit there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However loans of portfolio securities will be made only to firms considered by the Funds to be creditworthy and when the Adviser believes the consideration to be earned justifies the attendant risks.

Foreign Currency Transactions

     Each Fund may engage in foreign currency transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. No Fund intends to enter into forward contracts if it would have more than 15% of the value of its total assets committed to such contracts on a regular or continuous basis. No Fund will enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities and other assets denominated in that currency. The Funds' custodian banks will segregate any asset, including equity securities and non-investment grade debt securities, so long as the asset is liquid, unencumbered and marked to market daily in an amount not less than the value of a Fund's total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign currency. If the value of the securities segregated declines additional cash or securities will be added so that the segregated amount is not less than the amount of the Fund's commitments with respect to such contracts. Generally, a Fund will not enter into forward contracts with terms longer than one year.

     Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.

     A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Fund utilizing this technique against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if a Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

     Foreign Currency Futures Transactions. Each Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Fund may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

     Regulatory Restrictions. To the extent required to comply with Securities and Exchange Commission Release No. IC-10666, when purchasing a futures contract or writing a put option, each Fund will maintain in a pledged account any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the value of such contracts. To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid "commodity pool operator" status, a Fund will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts (including foreign currency and all other futures contracts) held by the Fund plus premiums paid by it for open options on futures would exceed 5% of the Fund's total assets. No Fund will engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which the Fund holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker;
(2) cash or high quality money market instruments set aside in an identifiable manner; and (3) cash proceeds from investments due in 30 days.

Emerging Market Securities

     Each Fund may invest in countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low-to-middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the Adviser to be an emerging market as defined above. Each Fund may also invest in securities of: (i) companies the principal securities trading market for which is an emerging market country; (ii) companies organized under the laws of, and with a principal office in, an emerging market country, or (iii) companies whose principal activities are located in emerging market countries.

     The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is not invested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

     Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund any restrictions on investments. Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Fund.

Investing in Small Cap Issuers

     Under normal market conditions, the Global Fund expects to invest at least 65% of its total assets in equity securities of small and medium capitalization companies. Market capitalization of such issuers are determined at the time of purchase. While the issuers in which the Fund will primarily invest may offer greater opportunities for capital appreciation than larger capitalization issuers, investments in smaller companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. Full development of these companies takes time and, for this reason, the Fund should be considered as a long-term investment and not as a vehicle for seeking short-term profits, nor should an investment in the Fund be considered a complete investment program. In addition, many small company stocks trade less frequently and in smaller volume, and may be subject to more abrupt or erratic price movements than stocks of large companies. The securities of small companies may also be more sensitive to market changes than the securities of large companies. These factors may result in above-average fluctuations in the net asset value of the Fund's shares. The Fund is not an appropriate investment for individual investors requiring safety of principal or a predictable return of income from their investment.

Additional Risk Factors

     As a result of its investments in foreign securities, each Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, a Fund may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Adviser believes that the applicable rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, a Fund may hold such currencies for an indefinite period of time.

     In addition, a Fund may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by a Fund is exercised or the Fund is unable to close out a forward contract. A Fund may hold foreign currency in anticipation of purchasing foreign securities. A Fund may also elect to take delivery of the currencies underlying options or forward contracts if, in the judgment of the Adviser, it is in the best interest of the Fund to do so. In such instances as well, the Fund may convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

     While the holding of currencies will permit a Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Fund's profit or loss on currency options or forward contracts, as well as its hedging strategies.

                            INVESTMENT RESTRICTIONS

     The Funds' fundamental policies as they affect any Fund cannot be changed without the approval vote of a majority of the outstanding shares of such Fund, which is the lesser of (i) 67% or more of the voting securities of such Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of such Fund. A proposed change in fundamental policy or investment objective will be deemed to have been effectively acted upon with respect to any Fund if a majority of the outstanding voting securities of that Fund votes for the approval of the proposal as provided above, notwithstanding (1) that such matter has not been approved by a majority of the outstanding securities of any other Fund affected by such matter and (2) that such matter has not been approved by a majority of the outstanding voting securities of the Trust.

     The following investment restrictions are fundamental policies of the Funds with respect to all Funds and may not be changed except as described above. The Funds may not:

     1. Purchase for any Fund securities of any issuer, other than obligations issued or guaranteed as to principal and interest by the United States Government or its agencies or instrumentalities, if immediately thereafter (i) more than 5% of such Fund's total assets (taken at market value) would be invested in the securities of such issuer or (ii) more than 10% of the outstanding securities of any class of such issuer would be held by such Fund or by all Funds of the Trust in the aggregate.

     2. Act as securities underwriter except as it technically may be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.

     3. Purchase securities on margin, but it may obtain short-term credit as may be necessary for the clearance of purchases and sales of securities.

     4. Make short sales of securities or maintain a short position unless against-the-box or unless at the time of sale the Fund owns an equal amount of such securities.

     5. Make cash loans, except that the Funds may (i) purchase bonds, notes, debentures or similar obligations which are customarily purchased by institutional investors whether publicly distributed or not, and (ii) enter into repurchase agreements, provided that no more than 15% of any Fund's net assets (taken at market value) may be subject to repurchase agreements maturing in more than seven days.

     6. Make securities loans, except that the Funds may make loans of the portfolio securities of any Fund, provided that the market value of the securities subject to any such loans does not exceed 25% of the value of the total assets (taken at market value) of such Fund.

     7. Make investments in real estate (including real estate limited partnerships) or commodities or commodity contracts, although (i) the Funds may purchase securities of issuers which deal in real estate or commodities and may purchase securities which are secured by interests in real estate, specifically, securities issued by real estate investment trusts and (ii) any Fund may engage in transactions in financial futures contracts and related options, provided that the sum of the initial margin deposits on such Fund's existing futures positions and the premiums paid for related options would not exceed in the aggregate 5% of such Fund's total assets.

     8. Invest in oil, gas or other mineral leases or exploration or development programs, although the Funds may purchase securities of issuers which engage in whole or in part in such activities.

     9. Invest in puts, calls, straddles and any combination thereof, except that any Fund may (i) write (sell) exchange-traded covered call options on portfolio securities and on securities indices and engage in related closing purchase transactions and (ii) invest up to 2% of its total assets in exchange-traded call and put options on securities and securities indices.

     10. Purchase securities of companies for the purpose of exercising management or control.

     11. Participate in a joint or joint and several trading account in securities.


     12. Purchase or retain securities of any issuer if any officer or Trustee of the Trust, or officer or director of its investment adviser(s), owns beneficially more than 1/2 of 1% of the outstanding securities or shares, or both, of such issuer and all such persons owning more than 1/2 of 1% of such securities or shares together own beneficially more than 5% of such securities or shares.

     13. Borrow money, except that the Funds may (i) borrow money for any Fund for temporary administrative purposes provided that any such borrowing does not exceed 10% of the value of the total assets (taken at market value) of such Fund and (ii) borrow money for any Fund for investment purposes, provided that any such borrowing for investment purposes with respect to any such Fund is (a) authorized by the Trustees prior to any public distribution of the shares of such Fund or is authorized by the shareholders of such Fund thereafter, (b) is limited to 33 1/3% of the value of the total assets (taken at market value) of such Fund, and (c) is subject to an agreement by the lender that any recourse is limited to the assets of that Fund with respect to which the borrowing has been made. No Fund may invest in portfolio securities while the amount of borrowing of the Fund exceeds 5% of the total assets of such Fund. Borrowing for investment purposes has not been authorized for any Fund whose shares are offered by the Funds.

     14. Pledge, mortgage or hypothecate the assets of any Fund to an extent greater than 10% of the total assets (taken at market value) of such Fund to secure borrowings made pursuant to the provisions of item 13 above.

     15. Issue senior securities, as defined in the 1940 Act, provided, however, that such Fund may secure borrowings made pursuant to the provisions of item 13 above; and provided, further, that such Fund's obligations under interest-rate swaps, reverse repurchase agreements, when issued, delayed-delivery and forward-commitment transactions and similar transactions are not treated as senior securities if covering assets are appropriately segregated; such Fund may not pledge its assets other than to secure such issuances of senior securities or such borrowings or in connection with hedging transactions, short sales, when-issued and forward-commitment transactions and similar investment strategies; for purposes of this restriction, the term "total assets" includes the proceeds of senior securities issued but is reduced by any liabilities and indebtedness not constituting senior securities or excluded from treatment as senior securities by this restriction.

     16. Purchase securities of other investment companies, except that a Fund may make such purchase (a) in the open market involving no commission or profit to a sponsor or dealer (other than customary broker's commissions), provided that immediately thereafter (i) not more than 10% of the Fund's total assets would be invested in such securities and (ii) not more than 3% of the stock of another investment company would be owned by the Fund, or (b) as part of a merger, consolidation, or acquisition of assets.

     17. Invest in amounts greater than 25% of a Fund assets in a particular "industry."

     The Funds may purchase illiquid securities, including repurchase agreements providing for settlement more than seven days after notice and restricted securities (securities that must be registered with the Securities and Exchange Commission before they can be sold to the public) not deemed to be liquid, but such securities will not constitute more than 15% of each Fund's net assets.

     The Board of Trustees, or the Adviser acting at its direction, values these securities, taking into consideration quotations available from broker-dealers and pricing services and other information deemed relevant.


     If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or amount of net assets shall not be considered a violation of the restrictions.

     For the Global Small Cap Fund, industry classifications are established by reference to the Directory of Companies Filing Annual Reports published by the SEC.


                            PERFORMANCE INFORMATION

     Each Fund may, from time to time, include performance information in advertisements or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as yield on a class of shares of a Fund and as total return for a class of shares of such Fund.

     Standardized quotations of average annual total return for a class of shares of a Fund will be expressed in terms of the average annual compounded rate of return for a hypothetical investment over periods of 1, 5 and 10 years (or up to the life of the class of shares), calculated for each class separately pursuant to the following formula:

     P(1+T)(n) = ERV (where P = a hypothetical initial payment of $1,000,
            T  = the average annual total return,
           (n) = the number of years, and
           ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).

     All total return figures reflect the deduction of a proportional share of such class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares, and assume that all dividends and distributions on such class are reinvested when paid.

     Quotations of yield for a class of shares of a Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and is computed by dividing net investment income by the value of a share on the last day of the period according to the following formula:

                a-b
     YIELD = 2[(---)+ 1)(6) -1]
                cd


     where a = dividends and interest earned during the period by the Fund.
           b = expenses accrued for the period (net of any reimbursements), the average daily number of shares outstanding during the period that were entitled to
           c = receive dividends, and
           d = the maximum offering price per share on the last day of the period.

     For the New Asia Fund, the average annual total return for the one-year period and since inception September 4, 1996 through July 31, 1998 for Class A Shares was (47.88)% and (27.15)%, respectively, and for Class B Shares was (47.91)% and (27.38)%, respectively. For the Global Small Cap Fund, the average annual total return for the one-year period and since inception September 4, 1996 through July 31, 1998 for Class A Shares was (2.96)% and 3.87%, respectively, and for Class B Shares was (2.52)% and 3.73%, respectively.


     A Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, for each class of shares of such Fund, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted below. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or aggregate rate of return calculations.


     The Funds may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Funds may compare performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week, Investor's Business Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser,

The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Funds may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Funds against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Russell 2000 Index, Morgan Stanley Capital International All Country World Index, Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Morgan Stanley Capital International Developed Market Indices and AC Asia Pacific (excluding Japan) Index, FT (S&P--Actuaries' World Indices (medium-small components), Consumer Price Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index.

     Advertisements, sales literature and other communications may contain information about the Funds and Adviser's current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time to time the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Funds may separate its cumulative and average annual returns into income and capital gains components.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Trust. It is the practice of the Adviser to seek the best prices and best execution of orders and to negotiate brokerage commissions which in the Adviser's opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Funds are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the Adviser, the rate is deemed by the Adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Funds an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value, and payment of such commissions is authorized by the Adviser after the transaction has been consummated. If the Adviser more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future. The Adviser believes that the Funds' benefits with a securities industry comprised of many diverse firms and that the long-term interest of shareholders of the Funds are best served by its brokerage policies which include paying a fair commission rather than seeking to exploit its leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the Adviser's appraisal of the firm's ability to execute the order in the desired manner, the value of research services provided by the firm, and the firm's attitude toward and interest in mutual funds in general including the sale of mutual funds managed and sponsored by the Adviser. The Adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Trust. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where in the opinion of the Adviser better prices and execution are available elsewhere.

     In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments; many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser's staff since the brokers as a group tend to monitor a broader universe of securities and other matters than the Adviser's staff can follow. In addition, it provides the Adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the Adviser and is available for the benefit of other accounts advised by the Adviser and its affiliates and not all of this information will be used in connection with the Trust. While this information may be useful in varying degrees and may tend to reduce the Adviser's expenses, it is not possible to estimate its value and in the opinion of the Adviser it does not reduce the Adviser's expenses in a determinable amount. The extent to which the Adviser makes use of statistical, research and other services furnished by brokers is considered by the Adviser in the allocation of brokerage business but there is no formula by which such business is allocated. The Adviser does so in accordance with its judgment of the best interest of the Funds and its shareholders.

     Purchases and sales of fixed-income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Funds will also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed-income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed-income securities transactions consists primarily of dealer spreads and underwriting commissions.

     In purchasing and selling fixed-income securities, it is the policy of the Funds to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily pay the lowest spread or commission available.

     The Funds may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Trust. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of other securities firms.

     The Funds have adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Funds. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs share pro rata based on the Funds' participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.


     For the fiscal years ended July 31, 1997 and 1998, the Funds paid brokerage commissions of $294,129 and $212,101, respectively. During the same period, no commissions were paid to the Distributor. Brokerage commissions of $169,680 paid during the fiscal year ended July 31, 1998 were paid on portfolio transactions aggregating $66,225,000 and were executed by brokers who provided research and other statistical and factual information.


                            SERVICES OF THE ADVISER


     The Trust's investment adviser is Phoenix-Aberdeen International Advisors, LLC (the "Adviser"), which is a Delaware limited liability company formed in 1996 and having a place of business located at One American Row, Hartford, Connecticut 06102. The Adviser is jointly owned and managed by PM Holdings, Inc., a direct subsidiary of Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life"), and Aberdeen Fund Managers, Inc., a wholly-owned subsidiary of Aberdeen Asset Management plc. Based upon the diverse range of portfolio holdings contemplated and the expertise available through certain affiliates, the Adviser has engaged Phoenix Investment Counsel, Inc. ("PIC") and Aberdeen Fund Managers, Inc. as sub-advisers.

     Phoenix Home Life was founded in 1851 and is in the business of writing individual and group life and health insurance and annuities. The principal office of Phoenix Home Life is located at One American Row, Hartford, Connecticut, 06115. Its affiliate, Phoenix Investment Partners, Ltd. ("PXP"), a New York Stock Exchange traded company, provides various financial advisory services to institutional investors, corporations and individuals through its operating subsidiaries. As of September 30, 1998, PXP, and its advisory subsidiaries, had approximately $48 billion in assets under management. PIC is an indirect subsidiary of PXP and its principal offices are located at 56 Prospect Street, Hartford, Connecticut 06115.

     Aberdeen Asset Management PLC was founded in 1983 and through subsidiaries operated from offices in Aberdeen, Scotland; London, England; Singapore and Fort Lauderdale, Florida, provides investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios. As of September 30, 1998, Aberdeen Asset Management PLC, and its advisory subsidiaries, had approximately $22.3 billion in assets under management.


     The investment advisory agreements provide that the Funds will bear all costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust. Such expenses include, but shall not be limited to, all expenses incurred in any public offering of its shares, including among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not full-time employees of the Adviser or any of its affiliates, expenses of Trustees' and shareholders' meetings including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by its national distributor under its agreement with the Trust), expenses of printing and mailing stock certificates (if any) representing shares of the Trust, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Funds will also pay the fees and bear the expense of registering and maintaining the registration of the Funds and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. If authorized by the Trustees, the Funds shall pay for extraordinary expenses and expenses of a non-recurring nature which may include, but not be limited to the reasonable and proportionate cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Funds is a party.

     The Adviser continuously furnishes an investment program for each Fund and manages the investment and reinvestment of the assets of each Fund subject at all times to the supervision of the Trustees. The Adviser, at its expense, furnishes to the Funds adequate office space and facilities and certain administrative services, including the services of any member of its staff who serves as an officer of the Trust.


     As compensation for its services to each Fund, the Adviser is entitled to a fee, payable monthly, at an annual rate of 0.85% of the Fund's average daily net assets. For providing cash management and other services to each Fund, as needed, the Adviser pays a monthly fee to PIC equivalent to 0.15% of the average daily net asset value of each Fund. For providing advisory services with respect to the Trust's assets allocated from time to time by the Adviser, the Adviser pays a fee to PIC equivalent to 0.40% of the average daily net asset value of the assets of each Fund so allocated. For implementing certain portfolio transactions and providing research and other services to each Fund, the Adviser also pays a monthly subadvisory fee to Aberdeen Fund Managers, Inc. equivalent to 0.40% of the average daily net asset value of the New Asia Fund and 0.40% of the average daily net asset value of the Global Fund allocated to it by the Adviser for management. Total management fees for the fiscal years ended July 31, 1997 and 1998 for the New Asia Fund were $105,851 and $106,419, respectively, and for the Global Small Cap Fund were $240,064 and $301,367, respectively.


     The Investment Advisory Agreement with the Funds provide that the Adviser will reimburse the Funds for the amount, if any, by which the total operating expenses of any Fund (including the Adviser's compensation, but excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) for any fiscal year exceed the level of expenses which such Fund is permitted to bear under the most restrictive expense limitation (which has not been waived) imposed on mutual funds by any state in which shares of the Fund are then qualified for sale. In the event legislation were to be adopted in each state so as to eliminate this restriction, the Funds would take such action necessary to eliminate this expense limitation.


     The investment advisory agreements also provide that each adviser shall not be liable to the Funds or any shareholder of the Funds for any error of judgment or mistake of law or for any loss suffered by the Funds or by any shareholder of the Funds in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of such adviser in the performance of its duties thereunder.

     Provided that it has been approved by a vote of the majority of the outstanding shares of a Fund of the Funds which is subject to its terms and conditions, each agreement continues from year to year with respect to such Fund so long as (1) such continuance is approved at least annually by the Trustees or by a vote of the majority of the outstanding voting securities of such Fund and (2) the terms and any renewal of the agreements with respect to such Fund have been approved by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons," as that term is defined in the Investment Company Act of 1940, of the Funds or the relevant adviser, of any such party cast in person at a meeting called for the purpose of voting on such approval. On sixty days' written notice and without payment of any penalty the agreements may be terminated as to the Funds or as to a Fund by the Trustees or by the relevant adviser and may be terminated as to a Fund by a vote of the majority of the outstanding voting securities of such Fund. Each agreement automatically terminates upon its assignment (within the meaning of the Investment Company Act). The Investment Advisory Agreement provides that upon its termination, or at the request of the adviser, the Funds will eliminate all references to "Phoenix" and/or "Phoenix-Aberdeen" from its name, and will not thereafter transact business in the a name using the word "Phoenix" or "Phoenix-Aberdeen."


                         SERVICES OF THE ADMINISTRATOR


     Phoenix Investment Partners, Ltd. (the "Administrator") serves as administrator for the Trust. Under the terms of the Administration Agreement, the Administrator will assist in maintaining office facilities, furnish clerical services, office supplies and stationery, prepare and file tax returns of the Trust, monitor the Trust's expense accruals and pay all expenses upon proper authorization from the Trust, monitor the Funds' status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, monitor and make recommendations concerning fidelity bond coverage, monitor compliance with the policies and limitations of the Funds as set forth in the Funds' governing documents, supervise the external audit and tax return preparation by the Trust's auditor, and prepare and/or coordinate all materials for the Board of Trustees' meetings. As compensation, the Administrator receives a fee, computed daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Trust. For the fiscal years ended July 31, 1997 and 1998, the administration fees for the New Asia Fund were $18,680 and $18,882, respectively, and for the Global Small Cap Fund were $42,364 and $53,182, respectively.


     The Agreement continues in effect from year to year provided such continuance is specifically approved at least annually by the Trust's Board of Trustees including a majority of the trustees who are not interested persons or by a vote of a majority of the outstanding voting securities of the Trust. The Agreement automatically terminates upon its assignment and may be terminated by the either party at any time upon not less than 60 days' written notice.

                                NET ASSET VALUE


     The net asset value per share of each Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Funds do not price securities on weekends or United States national holidays, the net asset value of a Fund's foreign assets may be significantly affected on days when the investor has no access to the Funds. The net asset value per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.


     A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

                               HOW TO BUY SHARES

     The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.


     The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.


                       ALTERNATIVE PURCHASE ARRANGEMENTS

     Shares of the Funds may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative"), or (ii) on a contingent deferred basis (the "deferred sales charge alternative").

     The alternative purchase arrangement permits an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Funds, the accumulated continuing distribution and services fee and contingent deferred sales charges on Class B shares prior to conversion would be less than the initial sales charge and accumulated distribution and services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the lower expenses attributable to Class A shares.

     Class A shares are subject to a lower distribution and services fee and, accordingly, pay correspondingly higher dividends, to the extent any dividends are paid, per share. However, because initial sales charges are deducted at the time of purchase, such investors would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially. However, other investors might determine that it would be more advantageous to purchase Class B shares to have all their funds invested initially, although remaining subject to higher continuing distribution charges and, for a five-year period, being subject to a contingent deferred sales charge.

     The distribution expenses incurred by the Distributor in connection with the sale of the shares will be paid, in the case of Class A shares, from the proceeds of the initial sales charge and the ongoing distribution and services fee and, in the case of Class B shares, from the proceeds of the ongoing distribution and services fee and the contingent deferred sales charge incurred upon redemption within five years of purchase. Sales personnel of broker-dealers distributing the Trust's shares may receive differing compensation for selling Class A or Class B shares. Investors should understand that the purpose and function of the contingent deferred sales charge and ongoing distribution and services fee with respect to the Class B shares are the same as those of the initial sales charge and ongoing distribution and services fees with respect to the Class A shares.

     Dividends paid by the Funds, if any, with respect to Class A and Class B shares will be calculated in the same manner at the same time on the same day, except that the higher distribution and services fee and any incremental transfer agency costs relating to Class B shares will be borne exclusively by that class. See "Dividends, Distributions and Taxes."

     The Trustees have determined that currently no conflict of interest exists between the Class A and Class B shares. On an ongoing basis, the Trustees, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

Class A Shares

     An investor who elects the initial sales charge alternative acquires Class A shares. Class A shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A shares are subject to an ongoing distribution and services fee at an annual rate of 0.25% of the Trust's aggregate average daily net assets attributable to the Class A shares. In addition, certain purchases of Class A shares qualify for reduced initial sales charges. See the Funds' current Prospectus.

Class B Shares

     An investor who elects the deferred sales charge alternative acquires Class B shares. Class B shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. See the Funds' current Prospectus.

     Class B shares are subject to an ongoing distribution and services fee at an annual rate of up to 1.00% of the Trust's aggregate average daily net assets attributable to the Class B shares. Class B shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fee paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A shares. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in the Funds' Prospectus.

     Class B shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B shares will automatically convert to Class A shares and will no longer be subject to the higher distribution and services fee. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to relieve the holders of Class B shares that have been outstanding for a period of time sufficient for the Distributor to have been compensated for distribution expenses related to the Class B shares from most of the burden of such distribution-related expenses.

     For purposes of conversion to Class A, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's Fund account (other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B shares in the sub-account will also convert to Class A.

                           INVESTOR ACCOUNT SERVICES

     The Funds offer combination purchase privileges, letters of intent, accumulation plans, withdrawal plans and reinvestment and exchange privileges as described in the Funds' current Prospectus. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Shareholder Services at (800) 243-1574.


     Exchanges. Class A Shares of the Funds held under six months are not eligible for the exchange privilege. Under certain circumstances, shares of any Affiliated Phoenix Fund may be exchanged for shares of the same Class on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Series, Fund, or Portfolio, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Affiliated Phoenix Fund, if currently offered. Exchanges will be based upon each Fund's net asset value per share next computed after the close of business, without a sales charge. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes").

     Systematic Exchanges. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Affiliated Phoenix Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that the shares be automatically exchanged at predetermined intervals for shares of the same class of another Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor.

     Dividend Reinvestment Across Accounts. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Affiliated Phoenix Funds at net asset value. You should obtain a current prospectus and consider the objectives and policies of each fund carefully before directing dividends and distributions to another fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.


     Invest-By-Phone. This expedited investment service allows you to make an investment in an account by requesting a transfer of funds from the balance of your bank account. Once a request is phoned in, the Transfer Agent will initiate the transaction by wiring a request for monies to your commercial bank, savings bank or credit union via Automated Clearing House (ACH). Your bank, which must be an ACH member, will in turn forward the monies to the Transfer Agent for credit to your account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions. This service may also be used to sell shares of each Fund and direct proceeds of sale through ACH to your bank account.

     To establish this service, please complete the Invest-by-Phone Application and attach a voided check. Upon the Transfer Agent's acceptance of the authorization form (usually within two weeks) you may call toll free (800) 367-5877 prior to 3:00 p.m. (Eastern Time) to place your purchase request. Instructions as to the account number and amount to be invested must be communicated to the Transfer Agent. The Transfer Agent will then contact your bank via ACH with appropriate instructions. The purchase is normally credited to your account the day following receipt of the verbal instructions. The Funds may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days after receipt of the check. The Funds and the Transfer Agent reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

                             REDEMPTION OF SHARES

     Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefore postponed during periods when the New York Stock Exchange is closed, other than a customary weekend and holiday closings, or, if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days, but payment will be forwarded immediately upon demand. See the Funds' current Prospectus for further information.


     The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

     Redemptions by holders of Class B Shares will be subject to the applicable deferred sales charge, if any.


     Each shareholder account in the Funds which has been in existence for at least one year and has a value of less than $200 may be redeemed upon the giving of not less than 30 days' written notice to the shareholder mailed to the address of record. During the 30-day period the shareholder has the right to add to the account to bring its value to $200 or more. See the Funds' current Prospectus for more information.


Telephone Redemption

     Shareholders may redeem by telephone up to $50,000 worth of their shares held in book-entry form. See the Funds' current Prospectus for additional information.

Reinvestment Privilege

     Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinstatement of their investment at net asset value. See the Funds' current Prospectus for more information and conditions attached to the privilege.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES


     Each Fund intends to remain qualified as a regulated investment company under certain provisions of the Internal Revenue Code, as amended ("Code"). Under such provisions, the Funds will not be subject to federal income tax on such part of its ordinary income and net realized capital gains which it distributes to shareholders provided it meets certain distribution requirements. To qualify for treatment as a regulated investment company, the Funds generally must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or disposition of securities. If, in any taxable year, each Fund does not qualify as a regulated investment company all of the Funds' taxable income will be taxed to the Funds at corporate rates.

     The Code imposes a 4% nondeductible excise tax on a regulated investment company, if it does not distribute to its shareholders during the calendar year an amount equal to 98% of its net ordinary income, with certain adjustments, plus 98% of each Fund's net capital gains for the 12-month period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous reporting year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the regulated investment company does not meet the foregoing distribution requirements. If each Fund has taxable income that would be subject to the excise tax, each Fund intends to distribute such income so as to avoid payment of the excise tax.


     Under another provision of the Code, any dividend declared by the Funds to shareholders of record in October, November or December of any year will be deemed to have been received by, and will be taxable to shareholders as of December 31, provided that the dividend is actually paid by the Funds in January of the following year.

     Under certain circumstances, the sales charge incurred in acquiring shares of the Funds may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Funds are disposed of within 90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding the charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.


     Distributions by the Funds reduce the net asset value of each Fund's shares. Should a distribution reduce the net asset value of a share below a shareholder's cost for the share, such a distribution nevertheless generally would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Funds. The price of shares purchased at that time may include the amount of the forthcoming distribution, but the distribution generally would be taxable to them.


     Some shareholders may be subject to withholding of Federal income tax on dividends and redemption payments from the Funds backup withholding at the rate of 31%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Funds, (ii) those about whom notification has been received (either by the shareholder or the Funds) from the IRS that they are subject to backup withholding or (iii) those who, to the Funds' knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.

     Each Fund may invest in certain debt securities that are originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, each Fund may recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a debt security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.

     The Funds intend to accrue dividend income for Federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Funds as taxable income.

     Transactions in options on stock indexes are subject to the Code rules of section 1256. Pursuant to these rules, such options, whether sold by the Funds during a taxable year or held by the Funds at the close of its taxable year, will be treated as if sold for their market value. Generally, 60% of any net gain or loss recognized on the deemed sale, as well as 60% of the gain or loss with respect to any actual termination (including expiration), will be treated as long-term capital gain or loss and the remaining 40% will be treated as short-term capital gain or loss.

     In order to qualify under Part I of Subchapter M, the Funds may be restricted from certain activities, including (i) writing of options on securities which have been held less than three months, (ii) writing of options which expire in less than three months, and (iii) effecting closing purchase transactions with respect to options which have been written less than three months prior to such transactions.

     The Funds may be subject to tax on dividend or interest income received from securities of non-U.S. issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Funds' assets to be invested within various countries is not known. The Funds intend to operate so as to qualify for treaty tax benefits where applicable. To the extent that the Funds are liable for foreign income taxes withheld at the source, the Funds may operate so as to meet the requirements of the Code to "pass through" to the Funds' shareholders tax benefits attributable to foreign income taxes paid by the Funds. If more than 50% of the value of the Funds' total assets at the close of its taxable year is comprised of securities issued by foreign corporations, the Funds may elect with the IRS to "pass through" to the Funds' shareholders the amount of foreign income taxes paid by the Funds. Pursuant to this election, shareholders will be required to (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Funds;
(ii) treat their pro rata share of foreign taxes as paid by them; (iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use such share as foreign tax credit against U.S. income tax (but not both). No deduction for foreign taxes may be claimed by a non-corporate shareholder who does not itemize deductions. The Funds may meet the requirements to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that the Funds will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of the Funds if the foreign taxes paid by the Funds will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid and (ii) the Funds' gross income from foreign sources. Shareholders who are not liable for Federal income taxes will not be affected by such "pass through" of foreign tax credits.

     If the Funds invest in stocks of certain passive foreign investment companies, the Funds may be subject to U.S. Federal income taxation on a portion of the "excess distribution" with respect to, or gain from, the disposition of such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Funds' holding period for the stock. The distribution or gain so allocated to any taxable year of the excess distribution or disposition would be taxed to the Funds at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from ownership of foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Funds' investment company taxable income and, accordingly, would not be taxable to the Funds to the extent distributed by the Funds as a dividend to its shareholder.

     The foregoing is a general summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Treasury Regulations are subject to change by legislative or administrative action either prospectively or retroactively. Distributions and the transactions referred to above may be subject to state and local income tax, and the treatment thereof may differ from the Federal tax treatment discussed herein. Shareholders are advised to consult with their tax advisor or attorney.

                        TAX-SHELTERED RETIREMENT PLANS


     Shares of the Funds and other Affiliated Phoenix Funds may be offered in connection with employer-sponsored 401(k) plans. The Adviser(s) and their affiliates may provide administrative services to these plans and to their participants, in addition to the services that Adviser and its affiliates provide to the Phoenix Funds, and receive compensation therefor. For information on the terms and conditions applicable to employee participation in such plans, including information on applicable plan administrative charges and expenses, prospective investors should consult the plan documentation and employee enrollment information which is available from participating employers.

                                THE DISTRIBUTOR


     Pursuant to an Underwriting Agreement with the Funds, Phoenix Equity Planning Corporation (the "Distributor"), a direct wholly-owned subsidiary of Phoenix Investment Partners, Ltd. and an affiliate of Phoenix Investment Counsel, Inc., one of the Funds' subadvisers, serves as distributor for the Fund. The address of the Distributor is P.O. Box 2200, 100 Bright Meadow Blvd., Enfield, Connecticut 06083-2200. As such, the Distributor conducts a continuous offering pursuant to a "best efforts" arrangement requiring the Distributor to take and pay for only such securities as may be sold to the public. The fees are used to compensate sales and service persons for selling shares of the Funds and for providing services to shareholders. In addition, the fees are used to compensate the Distributor for sales and promotional activities. For the fiscal years ended July 31, 1997 and 1998, purchasers of shares of the Funds paid aggregate sales charges of $699,467 and $262,562, respectively, of which the Distributor received net commissions of $125,818 and $210,029, respectively, for its services, the balance being paid to dealers. The fees were used to compensate sales and service persons for selling shares of the Funds and for providing services to shareholders. In addition, the fees were used to compensate the Distributor for sales and promotional activities.

     The Underwriting Agreement may be terminated at any time on not more than 60 days' written notice, without payment of a penalty, by the Distributor, by vote of a majority of the outstanding voting securities of the Funds, or by vote of a majority of the Fund's Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any related agreements. The Underwriting Agreement will terminate automatically in the event of its assignment.

     Dealers with whom the Distributor has entered into sales agreements receive sales charges in accordance with the commission table set forth in the Prospectus. The Distributor may from time to time pay, from its own resources or pursuant to the Distribution Plans described below, a bonus or other incentive to dealers (other than the Distributor) which employ a registered representative who sells a minimum dollar amount of the shares of the Funds during a specific period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or without the United States or other bonuses such as gift certificates or the cash equivalent of such bonuses. The Distributor may, from time to time, reallow the entire portion of the sales charge which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

     Equity Planning also acts as financial agent of the Trust and as such performs administrative, bookkeeping and pricing functions for the Funds. For services as financial agent, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc., as subagent to the financial agent, plus (2) the documented cost of the financial agent to provide financial reporting and tax services and oversight of the subagent's performance. The current fee schedule of PFPC, Inc. is based upon the average of the aggregate daily net asset values of each Fund, at the following incremental annual rates:



        First $200 million                          .085%
        $200 million to $400 million                .05%
        $400 million to $600 million                .03%
        $600 million to $800 million                .02%
        $800 million to $1 billion                  .015%
        Greater than $1 billion                     .0125%



     Percentage rates are applied to the aggregate daily net asset values of the Funds. PFPC, Inc. also charges minimum fees and additional fees for each additional class of fund shares. Equity Planning retains PFPC, Inc. as subagent for each of the funds for which Equity Planning serves as financial agent. PFPC, Inc. agreed to a modified fee structure and waived certain charges. Because PFPC, Inc.'s arrangement would have favored smaller funds over larger funds, Equity Planning reallocates PFPC, Inc.'s overall asset-based charges among all funds for which it serves as financial agent on the basis of the relative net assets of each fund. As a result, the PFPC, Inc. charges to the Funds are expected to be slightly less than the amount that would be found through direct application of the table illustrated above. For its services during the Funds' fiscal year ended July 31, 1998, Equity Planning received $150,620.

                              DISTRIBUTION PLANS


     The Funds has adopted separate distribution plans under Rule 12b-1 of the 1940 Act for each class of shares of the Funds (the "Class A Plan," the "Class B Plan," and collectively the "Plans"). The Plans permit the Funds to reimburse the Distributor for expenses incurred in connection with activities intended to promote the sale of shares of each class of shares of the Funds and to pay the Distributor for providing shareholder services.


     Pursuant to the Class B Plan, each Fund may reimburse the Distributor monthly for actual expense of the Distributor up to 0.75% of the average daily net assets of the Class B Shares of such Fund. Expenditures under the Plans shall consist of: (i) commissions to sales personnel for selling shares of the
Funds: (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor in the form of the Dealer Agreement for Phoenix Funds for services rendered in connection with the sale and distribution of shares of the Funds; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Funds; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Funds' Prospectus and Statement of Additional Information for distribution to potential investors; and (vii) such other similar services that the Trustees of the Funds determine are reasonably calculated to result in the sale of shares of the Funds. In addition, the Funds will pay the Distributor 0.25% annually of the average daily net assets of the Funds' shares for providing services to the shareholders, including assistance in connection with inquiries related to shareholder accounts (the "Service Fee").

     In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Funds' shareholders; or services providing the Funds with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.

     On a quarterly basis, the Trustees of the Funds review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By its terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plans provide that they may not be amended to increase materially the costs which the Funds may bear pursuant to the Plans without approval of the shareholders of the Funds and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provides that while it is in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." The Plans may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding shares of the Funds.


     For the fiscal year ended July 31, 1998, the Funds paid Rule 12b-1 Fees in the amount of $264,118, of which the principal underwriter received $190,472, W.S. Griffith & Co., Inc., an affiliate received $11,119 and unaffiliated broker-dealers received $62,527. Distributor expenses under the Plans consisted of: (1) advertising ($141,481); (2) printing and mailing of prospectuses to other than current shareholders ($13,286); (3) compensation to dealers ($167,307); (4) compensation to sales personnel ($270,152); (5) service costs ($55,360) and (6) other ($55,359).


                             TRUSTEES AND OFFICERS

     The following table sets forth information concerning the Trustees and executive officers of the Funds, including their principal occupations during the past five years. Unless otherwise noted, the address of each Trustee and executive officer is 56 Prospect Street, Hartford, Connecticut 06115.



                            Position(s) with                            Principal Occupation(s)
Name, Address and Age           the Trust                               During Past Five Years
---------------------           ---------                               ----------------------
Robert Chesek (64)         Trustee              Trustee/Director (1981-present) and Chairman (1989-1994), Phoenix
49 Old Post Road                                Funds. Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff &
Wethersfield, CT 06109                          Phelps Institutional Mutual Funds (1996-present). Vice President,
                                                Common Stock, Phoenix Home Life Mutual Insurance Company (1980-
                                                1994). Director/Trustee, the National Affiliated Investment Companies
                                                (until 1993).

                               Position(s) with                            Principal Occupation(s)
Name, Address and Age             the Trust                                During Past Five Years
---------------------             ---------                                ----------------------
E. Virgil Conway (69)         Trustee             Chairman, Metropolitan Transportation Authority (1992-present).
9 Rittenhouse Road                                Trustee/Director, Consolidated Edison Company of New York, Inc.
Bronxville, NY 10708                              (1970-present), Pace University (1978-present), Atlantic Mutual
                                                  Insurance Company (1974-present), HRE Properties (1989-present),
                                                  Greater New York Councils, Boy Scouts of America (1985-present),
                                                  Union Pacific Corp. (1978-present), Blackrock Freddie Mac Mortgage
                                                  Securities Fund (Advisory Director) (1990-present), Centennial
                                                  Insurance Company (1974-present), Josiah Macy, Jr., Foundation
                                                  (1975-present), The Harlem Youth Development Foundation (1987-
                                                  present), Accuhealth (1994-present), Trism, Inc. (1994-present), Realty
                                                  Foundation of New York (1972-present), New York Housing Partnership
                                                  Development Corp. (Chairman) (1981-present) and Fund Directions
                                                  (Advisory Director) (1993-present). Director/Trustee, Phoenix Funds
                                                  (1993-present). Trustee, Phoenix-Aberdeen Series Fund and Phoenix
                                                  Duff & Phelps Institutional Mutual Funds (1996-present). Director,
                                                  Duff & Phelps Utilities Tax-Free Income Inc. and Duff & Phelps
                                                  Utility and Corporate Bond Trust Inc. (1995-present). Chairman, Audit
                                                  Committee of the City of New York (1981-1996). Advisory Director,
                                                  Blackrock Fannie Mae Mortgage Securities Fund (1989-1996). Member
                                                  (1990-1995), Chairman (1992-1995), Financial Accounting Standards
                                                  Advisory Council. Director/Trustee, the National Affiliated Investment
                                                  Companies (until 1993).

Harry Dalzell-Payne (69)      Trustee             Director/Trustee, Phoenix Funds (1983-present). Trustee, Phoenix-
330 East 39th Street                              Aberdeen Series Fund and Phoenix Duff & Phelps Institutional Mutual
Apartment 29G                                     Funds (1996-present). Director, Duff & Phelps Utilities Tax-Free
New York, NY 10016                                Income Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                  (1995-present). Director, Farragut Mortgage Co., Inc. (1991-1994).
                                                  Director/Trustee, the National Affiliated Investment Companies (1983-
                                                  1993). Formerly a Major General of the British Army.

*Francis E. Jeffries (68)     Trustee             Director/Trustee, Phoenix Funds (1995-present). Trustee, Phoenix-
6585 Nicholas Blvd.                               Aberdeen Series Inc. and Phoenix Duff & Phelps Institutional Mutual
Apt. 1601                                         Funds (1996-present). Director, Duff & Phelps Utilities Income Inc.
Naples, FL 33963                                  (1987-present), Duff & Phelps Utilities Tax-Free Income Inc. (1991-
                                                  present) and Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                  (1993-present). Director, The Empire District Electric Company (1984-
                                                  present). Director (1989-1997), Chairman of the Board (1993-1997),
                                                  President (1989-1993), and Chief Executive Officer (1989-1995),
                                                  Phoenix Investment Partners, Ltd.

Leroy Keith, Jr. (59)         Trustee             Chairman and Chief Executive Officer, Carson Products Company
Chairman and Chief                                (1995-present). Director/Trustee, Phoenix Funds (1980-present).
Executive Officer                                 Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Carson Product Company                            Institutional Mutual Funds (1996-present). Director, Equifax Corp.
64 Ross Road                                      (1991-present) and Evergreen International Fund, Inc. (1989-present).
Savannah, GA 30750                                Trustee, Evergreen Liquid Trust, Evergreen Tax Exempt Trust,
                                                  Evergreen Tax Free Fund, Master Reserves Tax Free Trust, and Master
                                                  Reserves Trust. President, Morehouse College (1987-1994). Chairman
                                                  and Chief Executive Officer, Keith Ventures (1992-1994). Director/
                                                  Trustee, the National Affiliated Investment Companies (until 1993).

                                Position(s) with                             Principal Occupation(s)
Name, Address and Age              the Trust                                  During Past Five Years
---------------------              ---------                                  ----------------------
*Philip R. McLoughlin (52)     Trustee and         Chairman (1997-present), Vice Chairman (1995-1997) and Chief
                               President           Executive Officer (1995-present), Phoenix Investment Partners, Ltd.
                                                   Director (1994-present) and Executive Vice President, Investments (1988-
                                                   present), Phoenix Home Life Mutual Insurance Company. Director/Trustee
                                                   and President, Phoenix Funds (1989-present). Trustee and President,
                                                   Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps Institutional
                                                   Mutual Funds (1996-present). Director, Duff & Phelps Utilities Tax-Free
                                                   Income Inc. (1995-present) and Duff & Phelps Utility and Corporate Bond
                                                   Trust Inc. (1995-present). Director (1983-present) and Chairman (1995-
                                                   present), Phoenix Investment Counsel, Inc. Director (1984-present) and
                                                   President (1990- present), Phoenix Equity Planning Corporation. Director
                                                   (1993-present), Chairman (1993-present) and Chief Executive Officer
                                                   (1993-1995), National Securities & Research Corporation. Director,
                                                   Phoenix Realty Group, Inc. (1994-present), Phoenix Realty Advisors, Inc.
                                                   (1987-present), Phoenix Realty Investors, Inc. (1994-present), Phoenix
                                                   Realty Securities, Inc. (1994-present), PXRE Corporation (Delaware)
                                                   (1985-present), and World Trust Fund (1991-present). Director and
                                                   Executive Vice President, Phoenix Life and Annuity Company (1996-
                                                   present). Director and Executive Vice President, PHL Variable Insurance
                                                   Company (1995-present). Director, Phoenix Charter Oak Trust Company
                                                   (1996-present). Director and Vice President, PM Holdings, Inc. (1985-
                                                   present). Director (1992-present) and President (1992-1994), W.S. Griffith
                                                   & Co., Inc. Director (1992-present) and President (1992-1994), Townsend
                                                   Financial Advisers, Inc. Director/Trustee, the National Affiliated
                                                   Investment Companies (until 1993).

Everett L. Morris (70)         Trustee             Vice President, W.H. Reaves and Company (1993-present). Director/
164 Laird Road                                     Trustee, Phoenix Funds (1995-present). Trustee, Phoenix-Aberdeen
Colts Neck, NJ 07722                               Series Fund and Phoenix Duff & Phelps Institutional Mutual Funds
                                                   (1996-present). Director, Duff & Phelps Utilities Tax-Free Income Inc.
                                                   (1991-present) and Duff & Phelps Utility and Corporate Bond Trust
                                                   Inc. (1993-present).

*James M. Oates (52)           Trustee             Chairman, IBEX Capital Markets LLC (1997-present). Managing
Managing Director                                  Director, Wydown Group (1994-present). Director, Phoenix Investment
The Wydown Group                                   Partners, Ltd. (1995-present). Director/Trustee, Phoenix Funds (1987-
IBEX Capital Markets LLC                           present). Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff &
60 State Street                                    Phelps Institutional Mutual Funds (1996-present). Director, Govett
Suite 950                                          Funds, Inc. (1991-present), Blue Cross and Blue Shield of New
Boston, MA 02109                                   Hampshire (1994-present), Investors Financial Service Corporation
                                                   (1995-present), Investors Bank & Trust Corporation (1995-present),
                                                   Plymouth Rubber Co. (1995-present), Stifel Financial (1996-present)
                                                   and Command Systems, Inc. (1998-present). Vice Chairman,
                                                   Massachusetts Housing Partnership (1992-present). Member, Chief
                                                   Executives Organization (1996-present). Director (1984-1994),
                                                   President (1984-1994) and Chief Executive Officer (1986-1994),
                                                   Neworld Bank. Director/Trustee, the National Affiliated Investment
                                                   Companies (until 1993).

*Calvin J. Pedersen (56)       Trustee             Director (1986-present), President (1993-present) and Executive Vice
Phoenix Investment                                 President (1992-1993), Phoenix Investment Partners, Ltd. Director/
Partners, Ltd.                                     Trustee, Phoenix Funds (1995-present). Trustee, Phoenix-Aberdeen
55 East Monroe Street                              Series Fund and Phoenix Duff & Phelps Institutional Mutual Funds
Suite 3600                                         (1996-present). President and Chief Executive Officer, Duff & Phelps
Chicago, IL 60603                                  Utilities Tax-Free Income Inc. (1995-present), Duff & Phelps Utilities
                                                   Income Inc. (1994-present) and Duff & Phelps Utility and Corporate
                                                   Bond Trust Inc. (1995-present).

                                 Position(s) with                            Principal Occupation(s)
Name, Address and Age               the Trust                                During Past Five Years
---------------------               ---------                                ----------------------
Herbert Roth, Jr. (70)          Trustee             Director/Trustee, Phoenix Funds (1980-present). Trustee, Phoenix-
134 Lake Street                                     Aberdeen Series Fund and Phoenix Duff & Phelps Institutional Mutual
P.O. Box 909                                        Funds (1996-present). Director, Boston Edison Company (1978-
Sherborn, MA 01770                                  present), Landauer, Inc. (medical services) (1970-present),Tech Ops./
                                                    Sevcon, Inc. (electronic controllers) (1987-present), and Mark IV
                                                    Industries (diversified manufacturer) (1985-present). Member, Directors
                                                    Advisory Counsel, Phoenix Home Life Mutual Insurance Company
                                                    (1998-present). Director, Key Energy Group (oil rig service) (1988-
                                                    1994) and Phoenix Home Life Mutual Insurance Company (1972-
                                                    1998). Director/Trustee, the National Affiliated Investment Companies
                                                    (until 1993).

Richard E. Segerson (52)                            Managing Director, Mullin Associates (1993-present). Director/Trustee,
102 Valley Road                                     Phoenix Funds (1993-present). Trustee, Phoenix-Aberdeen Series Fund
New Canaan, CT 07840                                and Phoenix Duff & Phelps Institutional Mutual Funds (1996-present).
                                                    Vice President and General Manager, Coats & Clark, Inc. (previously
                                                    Tootal American, Inc.) (1991-1993). Director/Trustee, the National
                                                    Affiliated Investment Companies (1984-1993).

Lowell P. Weicker, Jr. (67)                         Trustee/Director, Phoenix Funds (1995-present). Trustee, Phoenix-
731 Lake Avenue                                     Aberdeen Series Fund and Phoenix Duff & Phelps Institutional Mutual
Greenwich, CT 06830                                 Funds (1996-present). Director, UST Inc. (1995-present), Burroughs
                                                    Wellcome Fund (1996-present), HPSC Inc. (1995-present) and
                                                    Compuware (1996-present). Visiting Professor, University of Virginia
                                                    (1997-present). Director, Duty Free International, Inc. (1997).
                                                    Chairman, Dresing, Lierman, Weicker (1995-1996). Governor of the
                                                    State of Connecticut (1991-1995).

Michael E. Haylon (40)          Executive           Director and Executive Vice President--Investments, Phoenix
                                Vice                Investment Partners, Ltd. (1995-present). Executive Vice President,
                                President           Phoenix Funds (1993-present) and Phoenix-Aberdeen Series Fund
                                                    (1996-present). Executive Vice President (1997-present), Vice
                                                    President (1996-1997), Phoenix Duff & Phelps Institutional Mutual
                                                    Funds. Director (1994-present), President (1995-present), Executive
                                                    Vice President (1994-1995), Vice President (1991-1994), Phoenix
                                                    Investment Counsel, Inc. Director (1994-present), President (1996-
                                                    present), Executive Vice President (1994-1996), Vice President (1993-
                                                    1994), National Securities & Research Corporation. Director, Phoenix
                                                    Equity Planning Corporation (1995-present). Senior Vice President,
                                                    Securities Investments, Phoenix Home Life Mutual Insurance Company
                                                    (1993-1995). Various other positions with Phoenix Home Life Mutual
                                                    Insurance Company (1990-1993).

John F. Sharry (46)             Executive           Managing Director, Retail, Phoenix Equity Planning Corporation (1995-
                                Vice                present). Executive Vice President, Phoenix Funds and Phoenix-
                                President           Aberdeen Series Fund (1998-present). Managing Director, Director and
                                                    National Sales Manager (December 1993-November 1995), Senior Vice
                                                    President, Director and National Sales Manager (December 1992-
                                                    December 1993), Putnam Funds.

Chong Yoon Chou (30)            Senior              Investment Director, Aberdeen Asset Management Asia Limited
Aberdeen Asset Management       Vice                ( 1994-present).
Asia Limited                    President
88A Circular Road
Singapore 049439

                                  Position(s) with                            Principal Occupation(s)
Name, Address and Age                the Trust                                 During Past Five Years
---------------------                ---------                                 ----------------------
Christopher D. Fishwick (37)     Senior              Investment Director, Aberdeen Asset Managers, LTD (1991-present).
Aberdeen Asset                   Vice                Director, Phoenix-Aberdeen International Advisors LLC (1996-present).
Managers, LTD                    President
10 Queens Terrace
Aberdeen, Scotland

Vivek Gandhi (29)                Senior              Investment Manager, Aberdeen Asset Management Asia Limited
Aberdeen Asset Management        Vice                (1994-present). Project Finance Officer, Industrial Credit & Investment
Asia Limited                     President           Corporation of India Ltd (1993-1994).
88A Circular Road
Singapore 049439

Peter Hames (37)                 Senior              European Fund Manager, Aberdeen Asset Managers, Ltd. (1989-1992).
Aberdeen Asset Management        Vice                Far East Investment Director, Aberdeen Asset Management Asia
Asia Limited                     President           Limited (1992-present).
88A Circular Road
Singapore 049439

Gawaine Lewis (35)               Senior              Investment Manager, Aberdeen Fund Managers, Inc. (1995-present).
Aberdeen Fund Managers Inc.      Vice                Investment Manager, Aberdeen Asset Managers, LTD (1994-1995).
1 Financial Plaza                President           Portfolio Manager, CIM Fund Managers (1991-1994).
Ft. Lauderdale, FL 33394

Hugh Young (40)                  Senior              Director, Aberdeen Asset Management Limited (1988-present). Far
Aberdeen Asset                   Vice                East Investment Director, Aberdeen Asset Management Asia Limited
Management                       President           (1992-present). Managing Director, Aberdeen Asset Management Asia
Asia Limited                                         Limited (1992-present). Director, Phoenix-Aberdeen International
88A Circular Road                                    Advisors LLC (1996-present). Far East Investment Director, Phoenix
Singapore 049439                                     Investment Counsel, Inc. (1996-present). Senior Vice President, The
                                                     Phoenix Edge Series Fund (1996-present). Director, Abtrust Asian
                                                     Smaller Companies Investment Trust plc (1995-present), Abtrust New
                                                     Dawn Investment Trust plc (1989-present), Abtrust New Thai
                                                     Investment Trust plc (1989-present), Abtrust Emerging Asia Investment
                                                     Trust Limited (1990-present), JF Philippine Fund Inc. (1991-present) and
                                                     Apollo Tiger Fund (1994-present).

Shahreza Yusof (26)              Senior              Investment Manager, Aberdeen Asset Management Asia Limited
Aberdeen Asset Management        Vice                ( 1994-present).
Asia Limited                     President
88A Circular Road
Singapore 049439

Christian C. Bertelsen (55)      Vice                Managing Director, Value Equities, Phoenix Investment Counsel, Inc.
                                 President           (1997-present). Managing Director, National Securities and Research
                                                     Corporation (1998-present). Vice President, Phoenix Investment
                                                     Trust 97 (1997-present), Phoenix-Aberdeen Series Fund (1998-present)
                                                     and The Phoenix Edge Series Fund (1998-present). Senior Vice
                                                     President and Chief Investment Officer, Zurich Kemper (1996-1997).
                                                     Vice President and Portfolio Manager, Zurich Kemper Small Cap Fund
                                                     and Zurich Kemper Contrarian Fund (1996-1997). Senior Vice
                                                     President, Eagle Asset Management (1993-1996). Vice President and
                                                     Portfolio Manager, Heritage Value Fund and Golden Select Variable
                                                     Annuity Value Trust (1995-1996)

John D. Kattar (43)              Vice                Managing Director, Equities, Phoenix Investment Counsel, Inc. (1997-
                                 President           present). Vice President, The Phoenix Edge Series Fund, Phoenix-
                                                     Aberdeen Series Fund and Phoenix Duff & Phelps Institutional Mutual
                                                     Funds (1997-present). Director (1989-1997), Senior Vice President
                                                     (1993-1996) Baring Asset Management Company, Inc.

                               Position(s) with                            Principal Occupation(s)
Name, Address and Age             the Trust                                During Past Five Years
---------------------------   -----------------   ------------------------------------------------------------------------
William E. Keen, III (35)     Vice                Assistant Vice President, Mutual Fund Regulation, Phoenix Equity
100 Bright Meadow Blvd.       President           Planning Corporation (1996-present). Assistant Vice President, Mutual
P.O. Box 2200                                     Fund Regulation, Phoenix Investment Counsel (1998-present).
Enfield, CT 06083-2200                            Assistant Vice President, Mutual Fund Regulation, National Securities
                                                  and Research Corporation (1998-present). Vice President, Phoenix
                                                  Funds (1996-present), Phoenix Duff & Phelps Institutional Mutual
                                                  Funds (1996-present), Phoenix-Aberdeen Series Fund (1996-present).
                                                  Assistant Vice President, USAffinity Investments LP (1994-1995).
                                                  Treasurer and Secretary, USAffinity Funds (1994-1995). Manager, Fund
                                                  Administration, SEI Corporation (1991-1994).

William R. Moyer (54)         Vice                Senior Vice President and Chief Financial Officer, Phoenix Investment
100 Bright Meadow Blvd.       President           Partners, Ltd. (1995-present). Director (1998-present), Senior Vice
P.O. Box 2200                                     President, Finance (1990-present), Chief Financial Officer (1996-
Enfield, CT 06083-2200                            present), and Treasurer (1994-1996 and 1998-present), Phoenix Equity
                                                  Planning Corporation. Director (1998-present), Senior Vice President
                                                  (1990-present), Chief Financial Officer (1996-present) and Treasurer
                                                  (1994-present), Phoenix Investment Counsel, Inc. Director (1998-
                                                  present), Senior Vice President, Finance (1993-present), Chief
                                                  Financial Officer (1996-present), and Treasurer (1994-present),
                                                  National Securities & Research Corporation. Senior Vice President
                                                  and Chief Financial Officer, Duff & Phelps Investment Management
                                                  Co. (1996-present). Vice President, Phoenix Funds (1990-present),
                                                  Phoenix-Duff & Phelps Institutional Mutual Funds (1996-present),
                                                  Phoenix-Aberdeen Series Fund (1996-present). Senior Vice President and Chief Financial Officer, W. S. Griffith & Co., Inc. (1992-1995) and
                                                  Townsend Financial Advisers, Inc. (1993-1995). Vice President,
                                                  Investment Products Finance, Phoenix Home Life Mutual Insurance
                                                  Company (1990-1995). Vice President, the National Affiliated
                                                  Investment Companies (until 1993).

Leonard J. Saltiel (44)       Vice                Managing Director, Operations and Service, (1996-present), Senior Vice
                              President           President (1994-1996), Phoenix Equity Planning Corporation. Vice
                                                  President, Phoenix Funds (1994-present), Phoenix Duff & Phelps
                                                  Institutional Mutual Funds (1996-present), and Phoenix-Aberdeen
                                                  Series Fund (1996-present). Vice President, National Securities &
                                                  Research Corporation (1994-1996). Vice President, Investment
                                                  Operations, Phoenix Home Life Mutual Insurance Company (1994-
                                                  1995). Various positions with Home Life Insurance Company and
                                                  Phoenix Home Life Mutual Insurance Company (1987-1994).

Julie L. Sapia (41)           Vice                Director, Money Market Trading (1998-present), Head Money Market
                              President           Trader (1997), Money Market Trader (1995-1997), Phoenix Investment
                                                  Counsel, Inc. Vice President (1997-present), The Phoenix Edge Series
                                                  Fund, Phoenix Series Fund, Phoenix Duff & Phelps Institutional
                                                  Mutual Funds, and Phoenix-Aberdeen Series Fund. Various positions with Phoenix Home Life Mutual Insurance Company (1985-1995).

Nancy G. Curtiss (46)         Treasurer           Vice President, Fund Accounting (1994-present) and Treasurer (1996-
                                                  present), Phoenix Equity Planning Corporation. Treasurer, Phoenix Funds
                                                  (1994-present), Phoenix Duff & Phelps Institutional Mutual Funds (1996-
                                                  present), Phoenix-Aberdeen Series Fund (1996-present). Second Vice
                                                  President and Treasurer, Fund Accounting, Phoenix Home Life Mutual
                                                  Insurance Company (1994-1995). Various positions with Phoenix Home
                                                  Life Insurance Company (1987-1994).

                           Position(s) with                            Principal Occupation(s)
Name, Address and Age         the Trust                                During Past Five Years
---------------------         ---------                                ----------------------
G. Jeffrey Bohne (51)     Secretary           Vice President and General Manager, Phoenix Home Life Mutual
101 Munson Street                             Insurance Co. (1993-present). Vice President, Mutual Fund Customer
Greenfield, MA 01301                          Service (1996-present), Vice President, Transfer Agency Operations
                                              (1993-1996), Phoenix Equity Planning Corporation. Clerk, Phoenix
                                              Investment Counsel, Inc. (1995-present). Secretary/Clerk, Phoenix Funds
                                              (1993-present), Phoenix Duff & Phelps Institutional Mutual Funds (1996-
                                              present) and Phoenix-Aberdeen Series Fund (1996-present).


-----------

      *Indicates that the Trustee is an "interested person" of the Fund within the meaning of the definition set forth in Section 2(a)(19) of the 1940 Act.

     For services rendered to the Trust during the fiscal year ended July 31, 1998, the Trustees received an aggregate of $37,277 from the Trust as Trustees' fees. For services on the Board of Trustees of the Phoenix Funds, each Trustee who is not a full-time employee of the Adviser or any of its affiliates currently receives a retainer at the annual rate of $40,000 and a fee of $2,500 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and a fee of $2,000 per joint Audit Committee meeting attended. Each Trustee who serves on the Nominating Committee receives an annual retainer at the annual rate of $1,000 and a fee of $1,000 per joint Nominating Committee meeting attended. Each Trustee who serves on the Executive Committee and who is not an interested person of the Funds receive a retainer at the annual rate of $2,000 and $2,000 per joint Executive Committee meeting attended. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Costs are allocated equally to each of the series of the funds within the Fund Complex (which includes the Trust). The foregoing fees do not include the reimbursement of expenses incurred in connection with meeting attendance. Officers and employees of the Adviser who are interested persons are compensated for their services by the Adviser and receive no compensation from the Trust.

     For the Trust's last fiscal year, the Trustees received the following compensation:



                                                                                     Total
                                                                                 Compensation
                                                Pension or         Estimated     From Fund and
                                                Retirement          Annual       Fund Complex
                              Aggregate          Benefits          Benefits       (14 Funds)
                             Compensation     Accrued as Part        Upon           Paid to
          Name                From Fund      of Fund Expenses     Retirement       Trustees
          ----                ---------      ----------------     ----------       --------
Robert Chesek                   $2,888                                              $58,500
E. Virgil Conway+               $3,880                                              $78,750
Harry Dalzell-Payne+            $3,455                                              $70,000
Francis E. Jeffries             $2,948*                                             $60,000
Leroy Keith, Jr.                $3,004             None              None           $61,000
Philip R. McLoughlin+               --            for any           for any              --
Everett L. Morris+              $3,399*           Trustee           Trustee         $69,750
James M. Oates+                 $3,339                                              $69,000
Calvin J. Pedersen                  --                                                   --
Herbert Roth, Jr.+              $3,997                                              $80,000
Richard E. Segerson             $3,489                                              $70,750
Lowell P. Weicker, Jr.          $3,489                                              $70,000



*This compensation (and the earnings thereon) will be deferred pursuant to the Deferred Compensation Plan. At September 30, 1998, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Jeffries, Morris and Roth was $122,231.42, $131,172.55 and $145,070.99, respectively. At present, by agreement among the Fund, the Distributor and the electing director, director fees that are deferred are paid by the Fund to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.

+Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth are members of the Executive Committee.


     As of July 31, 1998, the Trustees and officers of the Funds beneficially owned less than 1% of the outstanding shares of the Trust.

Principal Shareholders

     The following table sets forth information as of November 9, 1998 with respect to each person who owns of record or is known by the Trust to own of record or beneficially owns 5% or more of any Class of the Trust's equity securities.




Name of Shareholder                    Fund and Class         Number of Shares     Percent of Class
-------------------                    --------------         ----------------     ----------------
Phoenix Home Life
Attn Pam Levesque
56 Prospect St                    Phoenix-Aberdeen New
Hartford CT 06103-2818            Asia Fund Class A              305,646.2570            27.36%

Prudential Securities Inc. FBO
Spitzer Management
150 E Bridge St                   Phoenix-Aberdeen New
Elyria OH 44035-5219              Asia Fund Class B               41,301.8030             8.87%

Merrill Lynch Pierce
Fenner & Smith
4800 Deer Lake Dr E 3rd Fl        Phoenix-Aberdeen New
Jacksonville FL 32246-6484        Asia Fund Class B               33,147.4210             7.12%

Phoenix Home Life
Attn Pam Levesque
56 Prospect St                    Phoenix-Aberdeen Global
Hartford CT 06103-2818            Small Cap Fund Class A         547,011.1980            31.90%

Merrill Lynch Pierce
Fenner & Smith
4800 Deer Lake Dr E 3rd Fl        Phoenix-Aberdeen Global
Jacksonville FL 32246-6484        Small Cap Fund Class B          90,320.6380             8.12%

                               OTHER INFORMATION

Independent Accountants

     PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, has been selected as the independent accountants for the Trust. PricewaterhouseCoopers LLP audits the Trust's annual financial statements and expresses an opinion thereon.


Custodian and Transfer Agent

     Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, serves as custodian of the Trust's assets (the "Custodian"). Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, Enfield, CT 06082, serves as Transfer Agent for the Funds (the "Transfer Agent"). As compensation, Equity Planning receives a fee equivalent to $17.95 for each designated non-daily dividend shareholder account, plus out-of-pocket expenses. Transfer Agent fees are also utilized to offset costs and fees paid to subtransfer agents employed by Equity Planning. State Street Bank and Trust Company serves as a subtransfer agent pursuant to a Subtransfer Agency Agreement.


Report to Shareholders

     The fiscal year of the Trust ends on July 31. The Trust will send financial statements to its shareholders at least semiannually. An annual report containing financial statements, audited by the Trust's independent accountants, will be sent to shareholders each year.


Financial Statements

     The Financial Statements for the Funds' fiscal year ended July 31, 1998, appearing in the Funds' 1998 Annual Report to Shareholders, are incorporated herein by reference.

NEW ASIA SERIES
- ------------------------------------------------------

                          INVESTMENTS AT JULY 31, 1998

                                       SHARES      VALUE
                                     ----------  ----------
FOREIGN COMMON STOCKS--95.4%
AUSTRALIA--16.8%
  Australian Gas Light Co. Ltd.
    (Utility-Gas Distribution).....      25,000  $  165,513
  BRL Hardy Ltd. (Beverages
    (Alcoholic))...................     127,500     378,621
  Commonwealth Bank of Australia
    (Banks (Major Regional)).......      14,000     174,713
  Leighton Holdings Ltd.
    (Engineering & Construction)...      40,000     136,030
  Pacifica Group Ltd.
    (Manufacturing
    (Diversified)).................      85,000     193,569
  QBE Insurance Group Ltd.
    (Insurance (Multi-Line)).......      80,000     296,350
  Telstra Corp. Ltd.
    (Communications Equipment).....      65,000     185,523
                                                 ----------
                                                  1,530,319
                                                 ----------
HONG KONG--21.2%
  CDL Hotels International Ltd.
    (Lodging (Hotels)).............     900,000     249,758
  Citybus Group Ltd. (Services
    (Commercial & Consumer)).......     700,000      89,448
  Giordano International Ltd.
    (Retail (General
    Merchandise))..................     599,000     103,603
  HSBC Holdings PLC (Banks (Money
    Center)).......................      13,600     331,772
  Hongkong Electric Holdings Ltd.
    (Electric Companies)...........     100,000     313,650
  National Mutual Asia Ltd.
    (Insurance (Multi-Line)).......     600,000     336,883
  Smartone Telecommunications
    (Telecommunications
    (Cellular/Wireless))...........      75,000     217,328
  Swire Pacific Ltd. Class B
    (Diversified Miscellaneous)....     575,000     289,449
                                                 ----------
                                                  1,931,891
                                                 ----------
INDIA--10.6%
  BSES Ltd. GDR (Diversified
    Miscellaneous) (b).............      22,000     249,150
  Industrial Credit & Investment
    Corporation of India Ltd.
    Sponsored GDR (Financial
    (Diversified)).................      20,000     225,000
  Mahanagar Telephone Nigam Ltd.
    Sponsored GDR (Telephone)......      24,000     291,000
  Ranbaxy Laboratories GDR (Health
    Care (Drugs - Major
    Pharmaceuticals))..............      13,000     204,750
                                                 ----------
                                                    969,900
                                                 ----------
INDONESIA--3.2%
  PT Bank Bali (Banks (Major
    Regional)).....................     669,000      52,148
  PT Indosat (Communications
    Equipment).....................     220,000     243,847
                                                 ----------
                                                    295,995
                                                 ----------


                                       SHARES      VALUE
                                     ----------  ----------
MALAYSIA--5.1%
  Carlsberg Brewery Malaysia Berhad
    (Beverages (Alcoholic))........      60,000  $  158,837
  Malaysian Oxygen Berhad
    (Chemicals)....................      95,000     168,431
  Muhibbah Engineering Berhad
    (Engineering & Construction)
    (b)............................     100,000      29,145
  Sime UEP Properties Berhad (Real
    Estate)........................     230,000     107,810
                                                 ----------
                                                    464,223
                                                 ----------
NEW ZEALAND--2.5%
  Telecom Corporation of New
    Zealand Ltd. (Communications
    Equipment).....................      50,000     224,369
                                                 ----------
PHILIPPINES--8.3%
  Ayala Land, Inc. Class B
    (Engineering & Construction)...     840,000     214,495
  Bank of the Philippines Islands
    (Banks (Major Regional)).......      60,000     128,982
  La Tondena Distillers, Inc.
    (Beverages (Alcoholic))........     200,000      81,950
  Philippine Long Distance
    Telephone Co. Sponsored ADR
    (Telephone)....................      15,000     331,875
                                                 ----------
                                                    757,302
                                                 ----------
SINGAPORE--12.7%
  Chemical Industries (Far East)
    Ltd. (Chemicals)...............     100,000     121,056
  Clipsal Industries Ltd.
    (Electrical Equipment).........     150,000      93,000
  Robinson & Company Ltd. (Retail
    (Department Stores))...........     126,000     291,925
  Rothmans Industries Ltd.
    (Tobacco)......................      60,000     278,024
  Singapore Press Holdings Ltd.
    (Publishing (Newspapers))......      28,000     197,860
  United Overseas Bank Ltd. Foreign
    (Banks (Money Center)).........      60,000     172,375
                                                 ----------
                                                  1,154,240
                                                 ----------
SOUTH KOREA--2.5%
  Pohang Iron & Steel Co. (Iron &
    Steel).........................       5,000     224,049
                                                 ----------
SRI LANKA--3.2%
  John Keells Holdings Ltd.
    (Diversified Miscellaneous)....      40,000     136,523
  National Development Bank Ltd.
    (Banks (Major Regional)).......      75,000     158,139
                                                 ----------
                                                    294,662
                                                 ----------
TAIWAN--4.6%
  Standard Foods Taiwan Ltd. GDR
    (Retail (Food Chains)).........      35,000     417,375
                                                 ----------

                       See Notes to Financial Statements                       5

NEW ASIA SERIES
- ------------------------------------------------------

                                       SHARES      VALUE
                                     ----------  ----------
THAILAND--3.4%
  Bangkok Bank Public Co. Ltd.
    Foreign (Banks (Major
    Regional)).....................      30,000  $   35,619
  Phatra Insurance Public Co. Ltd.
    Foreign (Insurance
    (Multi-Line))..................      73,700     129,904
  Ruam Pattana Fund II (Financial
    (Diversified)) (b).............   1,500,000     139,539
                                                 ----------
                                                    305,062
                                                 ----------
UNITED KINGDOM--1.3%
  Rowe Evans Investments PLC
    (Agricultural Products)........     125,000     117,587
                                                 ----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $13,900,981)................   8,686,974
                                                 ----------
TOTAL LONG-TERM INVESTMENTS--95.4%
  (Identified cost $13,900,981)................   8,686,974
                                                 ----------

                                        PAR
                                       VALUE
                                       (000)       VALUE
                                     ----------  ----------
SHORT-TERM OBLIGATIONS--3.3%
  Salomon Brothers, repurchase
    agreement, 5.48%, dated 7/31/98
    due 8/3/98, repurchase price
    $300,137, collateralized by
    U.S. Treasury Bill 5.60%,
    1/7/99, market value
    $305,989.......................  $ 300       $  300,000
                                                 ----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $300,000)...................     300,000
                                                 ----------

TOTAL INVESTMENTS--98.7%
  (Identified cost $14,200,981)................   8,986,974(a)
  Cash and receivables, less
    liabilities--1.3%..........................     121,464
                                                 ----------
NET ASSETS--100.0%.............................  $9,108,438
                                                 ----------
                                                 ----------

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $555,769 and gross depreciation of $5,920,901 for federal income tax purposes. At July 31, 1998, the aggregate cost of securities for federal income tax purposes was $14,352,106.
(b)  Non-income producing.

6                      See Notes to Financial Statements

NEW ASIA SERIES
- ------------------------------------------------------

                            INDUSTRY DIVERSIFICATION
            AS A PERCENTAGE OF TOTAL VALUE OF LONG-TERM INVESTMENTS
                                  (UNAUDITED)

Agricultural Products............................................      1.3%
Banks (Major Regional)...........................................      6.3
Banks (Money Center).............................................      5.8
Beverages (Alcoholic)............................................      7.1
Chemicals........................................................      3.3
Communications Equipment.........................................      7.5
Diversified Miscellaneous........................................      7.8
Electric Companies...............................................      3.6
Electrical Equipment.............................................      1.1
Engineering & Construction.......................................      4.4
Financial (Diversified)..........................................      4.2
Health Care (Drugs-Major Pharmaceuticals)........................      2.4
Insurance (Multi-Line)...........................................      8.8
Iron & Steel.....................................................      2.6
Lodging (Hotels).................................................      2.9
Manufacturing (Diversified)......................................      2.2
Publishing (Newspapers)..........................................      2.3
Real Estate......................................................      1.2
Retail (Department Stores).......................................      3.4
Retail (Food Chains).............................................      4.8
Retail (General Merchandise).....................................      1.2
Services (Commercial & Consumer).................................      1.0
Telecommunications (Cellular/Wireless)...........................      2.5
Telephone........................................................      7.2
Tobacco..........................................................      3.2
Utility-Gas Distribution.........................................      1.9
                                                                     ------
                                                                     100.0%
                                                                     ------
                                                                     ------

                       See Notes to Financial Statements                       7

NEW ASIA SERIES
- ------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JULY 31, 1998

ASSETS
Investment securities at value
  (Identified cost $14,200,981)                                    $   8,986,974
Cash                                                                     116,310
Foreign currency at value
  (Identified cost $125,906)                                             124,527
Receivables
  Investment securities sold                                              43,076
  Dividends and interest                                                  34,030
  Receivable from adviser                                                 24,378
  Fund shares sold                                                         4,858
                                                                   -------------
    Total assets                                                       9,334,153
                                                                   -------------
LIABILITIES
Payables
  Investment securities purchased                                        124,527
  Fund shares repurchased                                                 17,141
  Distribution fee                                                         3,839
  Trustees' fee                                                            3,636
  Transfer agent fee                                                       4,625
  Financial agent fee                                                      2,797
  Administration fee                                                       1,233
Accrued expenses                                                          67,917
                                                                   -------------
    Total liabilities                                                    225,715
                                                                   -------------
NET ASSETS                                                         $   9,108,438
                                                                   -------------
                                                                   -------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   $  17,184,020
Distributions in excess of net investment income                         (71,526)
Accumulated net realized loss                                         (2,789,281)
Net unrealized depreciation                                           (5,214,775)
                                                                   -------------
NET ASSETS                                                         $   9,108,438
                                                                   -------------
                                                                   -------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $6,351,996)                      1,166,559
Net asset value per share                                                  $5.45
Offering price per share
  $5.45/(1-4.75%)                                                          $5.72

CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $2,756,442)                        510,174

Net asset value and offering price per share                               $5.40

                            STATEMENT OF OPERATIONS
                            YEAR ENDED JULY 31, 1998

INVESTMENT INCOME
Dividends                                                            $   367,585
Interest                                                                  33,158
Foreign taxes withheld                                                   (24,320)
                                                                     -----------
    Total investment income                                              376,423
                                                                     -----------

EXPENSES
Investment advisory fee                                                  106,419
Distribution fee--Class A                                                 21,801
Distribution fee--Class B                                                 38,678
Financial agent fee                                                       73,890
Administration fee                                                        18,882
Transfer agent                                                            59,193
Custodian                                                                 55,159
Registration                                                              31,434
Trustees                                                                  20,582
Printing                                                                  20,315
Professional                                                              15,508
Miscellaneous                                                              9,119
                                                                     -----------
    Total expenses                                                       470,980
    Less expenses borne by investment adviser                           (179,218)
                                                                     -----------
    Net expenses                                                         291,762
                                                                     -----------
NET INVESTMENT INCOME                                                     84,661
                                                                     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                       (2,529,914)
Net realized loss on foreign currency transactions                        (9,688)
Net change in unrealized appreciation (depreciation) on investments   (5,877,623)
Net change in unrealized appreciation (depreciation) on foreign
  currency and foreign currency transactions                                (802)
                                                                     -----------
NET LOSS ON INVESTMENTS                                               (8,418,027)
                                                                     -----------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                         $(8,333,366)
                                                                     -----------
                                                                     -----------

8                      See Notes to Financial Statements

NEW ASIA SERIES
- ------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                        FROM
                                                                      INCEPTION
                                                                    SEPTEMBER 4,
                                                                        1996
                                                     YEAR ENDED      TO JULY 31,
                                                    JULY 31, 1998       1997
                                                    -------------   -------------
FROM OPERATIONS
  Net investment income                             $     84,661    $     86,832
  Net realized loss                                   (2,539,602)           (134)
  Net change in unrealized appreciation
    (depreciation)                                    (5,878,425)        663,650
                                                    -------------   -------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                        (8,333,366)        750,348
                                                    -------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income--Class A                        (119,514)        (52,987)
  Net investment income--Class B                         (43,580)        (15,128)
  In excess of net investment income--Class A           (239,479)             --
  In excess of net investment income--Class B            (87,326)             --
                                                    -------------   -------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS                                        (489,899)        (68,115)
                                                    -------------   -------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (568,922 and
    1,467,788 shares, respectively)                    3,994,745      14,761,764
  Net asset value of shares issued from
    reinvestment of distributions (54,456 and
    4,967 shares, respectively)                          341,985          49,716
  Cost of shares repurchased (735,511 and 194,063
    shares, respectively)                             (5,284,710)     (1,936,251)
                                                    -------------   -------------
Total                                                   (947,980)     12,875,229
                                                    -------------   -------------
CLASS B
  Proceeds from sales of shares (146,419 and
    673,230 shares, respectively)                      1,054,677       6,773,565
  Net asset value of shares issued from
    reinvestment of distributions (18,909 and
    1,408 shares, respectively)                          118,368          14,076
  Cost of shares repurchased (272,894 and 56,898
    shares, respectively)                             (2,064,578)       (573,887)
                                                    -------------   -------------
Total                                                   (891,533)      6,213,754
                                                    -------------   -------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS                                      (1,839,513)     19,088,983
                                                    -------------   -------------
  NET INCREASE (DECREASE) IN NET ASSETS              (10,662,778)     19,771,216
NET ASSETS
  Beginning of period                                 19,771,216               0
                                                    -------------   -------------
  END OF PERIOD (INCLUDING DISTRIBUTIONS IN EXCESS
    OF NET INVESTMENT INCOME
    AND UNDISTRIBUTED NET INVESTMENT INCOME OF
    ($71,526) AND $72,144, RESPECTIVELY)            $  9,108,438    $ 19,771,216
                                                    -------------   -------------
                                                    -------------   -------------

                       See Notes to Financial Statements                       9

NEW ASIA SERIES
- ------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                              CLASS A                          CLASS B
                                                    ---------------------------       -------------------------
                                                                        FROM                            FROM
                                                                      INCEPTION         YEAR          INCEPTION
                                                    YEAR ENDED        9/4/96 TO         ENDED         9/4/96 TO
                                                      7/31/98          7/31/97         7/31/98         7/31/97
                                                    -----------       ---------       ---------       ---------
Net asset value, beginning of period                  $10.44          $  10.00        $  10.39        $  10.00
INCOME FROM INVESTMENT OPERATIONS(7)
  Net investment income (loss)                          0.06(4)(5)        0.09(4)(5)      0.01(4)(6)      0.01(4)(6)
  Net realized and unrealized gain (loss)              (4.75)             0.41           (4.73)           0.43
                                                    -----------       ---------       ---------       ---------
    TOTAL FROM INVESTMENT OPERATIONS                   (4.69)             0.50           (4.72)           0.44
                                                    -----------       ---------       ---------       ---------
LESS DISTRIBUTIONS
  Dividends from net investment income                 (0.10)            (0.06)          (0.09)          (0.05)
  In excess of net investment income                   (0.20)               --           (0.18)             --
                                                    -----------       ---------       ---------       ---------
    TOTAL DISTRIBUTIONS                                (0.30)            (0.06)          (0.27)          (0.05)
                                                    -----------       ---------       ---------       ---------
Change in net asset value                              (4.99)             0.44           (4.99)           0.39
                                                    -----------       ---------       ---------       ---------
NET ASSET VALUE, END OF PERIOD                        $ 5.45          $  10.44        $   5.40        $  10.39
                                                    -----------       ---------       ---------       ---------
                                                    -----------       ---------       ---------       ---------
Total return(1)                                       (45.29)%            4.98%(3)      (45.83)%          4.37%(3)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)               $6,352           $13,355        $  2,756        $  6,416

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                    2.10%             2.10%(2)        2.85%           2.85%(2)
  Net investment income                                 0.89%             0.95%(2)        0.18%           0.06%(2)
Portfolio turnover                                        44%                9%(3)          44%              9%(3)

(1) Maximum sales charges are not reflected in the total calculation.
(2) Annualized
(3) Not annualized
(4) Computed using average shares outstanding.
(5) Includes reimbursement of operating expenses by investment adviser of $0.10 and $0.15, respectively.
(6) Includes reimbursement of operating expenses by investment adviser of $0.10 and $0.15, respectively.
(7) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

10                     See Notes to Financial Statements

GLOBAL SMALL CAP SERIES
- ------------------------------------------------------

                          INVESTMENTS AT JULY 31, 1998

                                       SHARES       VALUE
                                     ----------  -----------
FOREIGN COMMON STOCKS--63.4%
ARGENTINA--0.6%
  Banco Frances SA Sponsored ADR
    (Banks-Foreign)................       4,000  $    99,750
  Disco SA Sponsored ADR (Retail-
    Supermarkets) (b)..............       2,000       69,250
                                                 -----------
                                                     169,000
                                                 -----------
AUSTRALIA--1.5%
  BRL Hardy Ltd.
    (Beverages-Alcoholic)..........      75,000      222,718
  Pacifica Group Ltd. (Diversified
    Operations)....................     100,000      227,728
                                                 -----------
                                                     450,446
                                                 -----------
BELGIUM--0.3%
  Lernout & Hauspie Speech Products
    NV (Electronic-Parts
    Distributors) (b)..............       1,500       77,438
                                                 -----------
BRAZIL--0.8%
  Centrais Eletricas de Santa
    Catarina SA Preference Class B
    (Utility-Electric Power).......      90,000       75,845
  Companhia Energetica Brasilia
    Preference Class A (Electric
    Products-Miscellaneous) (b)....     443,292       15,248
  Companhia Energetica Brasilia
    Preference Class B (Electric
    Products-Miscellaneous) (b)....     800,000       28,205
  Companhia Paranaense de Energia
    Sponsored ADR (Utility-Electric
    Power).........................      10,000      108,750
                                                 -----------
                                                     228,048
                                                 -----------
CANADA--0.5%
  Imax Corp. (Leisure-Movies &
    Related) (b)...................       7,000      147,000
                                                 -----------
CHILE--0.0%
  Santa Isabel SA Sponsored ADR
    (Retail-Supermarkets)..........       1,496       16,550
                                                 -----------
DENMARK--0.9%
  Sondagsavisen A/S
    (Media-Newspapers).............       4,950      284,839
                                                 -----------
FINLAND--2.3%
  Elcoteq Network Corp. A Shares
    (Telecommunications-
    Equipment).....................      28,400      393,954
  Sampo Insurance Co. PLC A Shares
    (Insurance-Multi-Line).........       5,250      294,217
                                                 -----------
                                                     688,171
                                                 -----------
FRANCE--5.8%
  Altran Technologies SA
    (Commercial
    Services-Engineering/R&D)......       1,540      361,496
  Coflexip SA Sponsored ADR (Oil &
    Gas-Drilling & Equipment)......       1,000       49,500
  LVL Medical
    (Medical-Outpatient/Home
    Care)..........................      11,550      222,867
  Penauille Polyservices
    (Commercial
    Services-Security/Safety)......         830      264,604

                                       SHARES       VALUE
                                     ----------  -----------
FRANCE--CONTINUED
  Picogiga (Electric-Semiconductor
    Equipment).....................       4,710  $   184,928
  Societe Industrielle D'Aviations
    Latecoere SA (Aerospace/Defense
    Equipment).....................       2,310      308,138
  Union des Assurances Federales
    (Insurance-Life)...............       2,370      353,919
                                                 -----------
                                                   1,745,452
                                                 -----------
GERMANY--4.9%
  Apcoa Parking AG (Commercial
    Services-Miscellaneous)........       3,000      210,424
  Berliner Kraft-und Licht AG
    (Electronic-Parts
    Distributors)..................       5,520      217,256
  KM Europa Metal AG (Metal
    Processing & Fabrication)......       3,540      477,693
  LOESCH Umweltschutz AG (Pollution
    Control-Equipment).............      11,568      247,809
  Sauer, Inc. (Machinery-General
    Industrial)....................      23,000      316,831
                                                 -----------
                                                   1,470,013
                                                 -----------
GREECE--0.9%
  STET Hellas Telecommunications SA
    ADR (Telecommunications-
    Cellular) (b)..................       6,500      281,531
                                                 -----------
HONG KONG--1.1%
  Giordano International Ltd.
    (Retail-Apparel/Shoe)..........     751,000      129,892
  Magician Industries Holding Ltd.
    (Commercial
    Services-Miscellaneous)........   1,500,000      191,675
                                                 -----------
                                                     321,567
                                                 -----------
INDIA--1.1%
  Crompton Greaves Ltd. Sponsored
    GDR (Electric
    Products-Miscellaneous) (b)....     155,000      100,750
  Industrial Credit & Investment
    Corporation of India Ltd.
    Sponsored GDR
    (Finance-Investment
    Management)....................      20,000      225,000
                                                 -----------
                                                     325,750
                                                 -----------
INDONESIA--0.4%
  PT Bank Bali (Banks-Foreign).....     600,000       46,769
  PT Tigaraksa Satria (Commercial
    Services-Miscellaneous)........     350,000       74,527
                                                 -----------
                                                     121,296
                                                 -----------
IRELAND--1.6%
  IFG Group PLC (Financial
    Services-Miscellaneous)........     400,000      480,803
                                                 -----------
ISRAEL--1.9%
  Tadiran Ltd. (Telecommunications-
    Equipment).....................      15,242      566,086
                                                 -----------
ITALY--2.7%
  Banca di Roma (Banks-Money
    Center) (b)....................     172,000      399,955
  Banca Popolare di Bergamo Credito
    Varesino SPA (Banks-Foreign)...      17,000      401,486
                                                 -----------
                                                     801,441
                                                 -----------

14                     See Notes to Financial Statements

GLOBAL SMALL CAP SERIES
- ------------------------------------------------------

                                       SHARES       VALUE
                                     ----------  -----------
JAPAN--4.2%
  FCC Co. Ltd. (Auto/Truck-Original
    Equipment) (b).................      35,000  $   303,029
  Kawasumi Laboratories
    (Medical/Dental-Supplies)
    (b)............................      29,000      534,301
  Nishio Rent All Co.
    (Commercial-Leasing Companies)
    (b)............................      31,000      251,220
  Shinmei Electric
    (Electric-Miscellaneous
    Components) (b)................      12,000      167,064
                                                 -----------
                                                   1,255,614
                                                 -----------
MEXICO--0.6%
  Grupo Elektra SA de C.V.-CPO
    (Retail-Consumer Electric).....      90,000       71,425
  Industrias CH SA Class B
    (Machinery-General Industrial)
    (b)............................      21,400       76,760
  Tekchem SA Class A (Chemicals-
    Specialty) (b).................     182,000       36,313
                                                 -----------
                                                     184,498
                                                 -----------
NETHERLANDS--0.9%
  BE Seminconductor Industries NV
    (Electric-Semiconductor Mfg.)
    (b)............................      31,250      258,711
                                                 -----------
NORWAY--2.3%
  NetCom ASA (Telecommunications-
    Cellular) (b)..................      10,450      364,014
  Tomra Systems ASA (Pollution
    Control-Equipment).............      10,400      338,856
                                                 -----------
                                                     702,870
                                                 -----------
PERU--0.3%
  Credicorp Ltd. (Banks-Foreign)...       6,000       79,125
                                                 -----------
SINGAPORE--1.9%
  Industrial & Commercial Bank
    (Banks-Foreign)................      78,000       95,327
  Robinson & Co. Ltd.
    (Retail-Department Stores).....      80,000      185,349
  Rothmans Industries Ltd.
    (Tobacco) (b)..................      60,000      278,024
                                                 -----------
                                                     558,700
                                                 -----------
SPAIN--4.5%
  Befesa Medio Ambiente SA
    (Industrial) (b)...............      26,700      440,182
  Catalana Occidente SA
    (Insurance-Multi-Line).........      10,510      327,056
  Corporacion Financiera Reunida SA
    (Finance-Investment
    Management)....................      30,485      412,763
  Sotogrande SA (Real Estate
    Development) (b)...............      51,000      178,627
                                                 -----------
                                                   1,358,628
                                                 -----------
SRI LANKA--0.4%
  John Keells Holdings (Diversified
    Operations) (b)................      40,000      136,523
                                                 -----------
SWEDEN--1.8%
  Haldex AB (Auto/Truck-Original
    Equipment).....................      18,000      313,132
                                       SHARES       VALUE
                                     ----------  -----------
SWEDEN--CONTINUED
  Ortivus AB B Shares (Medical-
    Products) (b)..................      15,500  $   224,701
                                                 -----------
                                                     537,833
                                                 -----------
SWITZERLAND--0.9%
  SEZ Holding AG Class A (Electric
    Products-Miscellaneous)........       1,000      258,310
                                                 -----------
TAIWAN--1.6%
  Standard Foods Taiwan Ltd.
    Sponsored GDR RegS
    (Retail-Supermarkets) (b)......      39,997      476,964
                                                 -----------
UNITED KINGDOM--16.7%
  Access Plus PLC (Commercial
    Services-Advertising)..........      85,000      278,119
  Cedardata PLC
    (Computer-Software)............     200,000      512,065
  Charles Stanley Group PLC
    (Finance-Investment Bankers)...     265,000    1,315,787
  Gresham Computing PLC (Computer-
    Software)......................     570,000      969,816
  ILP Group PLC
    (Containers-Paper/Plastic).....     260,000      151,002
  JJB Sports PLC
    (Retail-Apparel/Shoe)..........      30,000      230,675
  London Pacific Group Ltd. ADR
    (Financial-Diversified)........       3,000       37,875
  Rolfe & Nolan PLC
    (Computer-Software)............     100,000      474,438
  Shire Pharmaceuticals Group PLC
    (Drugs-Major Pharmaceuticals)
    (b)............................       4,000       96,000
  Virgin Express Holdings PLC
    Sponsored IDR
    (Transportation-Airline) (b)...       4,300      168,863
  Wilmington Group PLC (Media-
    Periodicals)...................     250,000      750,511
                                                 -----------
                                                   4,985,151
                                                 -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $20,313,712)................   18,968,358
                                                 -----------
U.S. COMMON STOCKS--36.2%
AGRICULTURAL OPERATIONS--0.4%
  AgriBioTech, Inc. (b)............       6,500      117,000
                                                 -----------
BANKS-WEST--1.4%
  Charter One Financial, Inc.......       4,000      130,250
  Washington Federal, Inc..........       5,000      130,000
  Zions Bancorporation.............       3,000      147,000
                                                 -----------
                                                     407,250
                                                 -----------
BUILDING-MOBILE/MANUFACTURING & RV--0.2%
  Fleetwood Enterprises, Inc.......       1,500       53,531
                                                 -----------
BUILDING-PAINT & ALLIED PRODUCTS--0.5%
  Sherwin-Williams Co. (The).......       5,000      159,375
                                                 -----------
BUILDING-RESIDENTIAL/COMMERCIAL--0.6%
  Lennar Corp......................       4,000      110,500
  Toll Brothers, Inc. (b)..........       3,000       78,562
                                                 -----------
                                                     189,062
                                                 -----------
COMMERCIAL-LEASING COMPANIES--0.2%
  First Sierra Financial, Inc.
    (b)............................       2,100       64,050
                                                 -----------

                       See Notes to Financial Statements                      15

GLOBAL SMALL CAP SERIES
- ------------------------------------------------------

                                       SHARES       VALUE
                                     ----------  -----------
COMMERCIAL SERVICES-ADVERTISING--0.5%
  Catalina Marketing Corp. (b).....       2,000  $    98,750
  Omnicom Group, Inc...............       1,000       52,500
                                                 -----------
                                                     151,250
                                                 -----------
COMMERCIAL SERVICES-MISCELLANEOUS--1.4%
  Professional Detailing, Inc.
    (b)............................         500       11,500
  Staff Leasing, Inc. (b)..........       6,500      151,937
  Staffmark, Inc. (b)..............       6,500      173,875
  United Road Services, Inc. (b)...       3,000       66,750
                                                 -----------
                                                     404,062
                                                 -----------
COMMERCIAL SERVICES-PRINTING--1.0%
  Valassis Communications, Inc.
    (b)............................       2,000       75,875
  World Color Press, Inc. (b)......       6,500      221,406
                                                 -----------
                                                     297,281
                                                 -----------
COMPUTER-INTEGRATED SYSTEMS--0.2%
  Diebold, Inc.....................       2,500       63,125
                                                 -----------
COMPUTER-LOCAL NETWORKS--0.1%
  MMC Networks, Inc. (b)...........       1,200       25,800
                                                 -----------
COMPUTER-SERVICES--0.9%
  Syntel, Inc......................       6,700      164,150
  VeriSign, Inc. (b)...............       3,000       93,000
                                                 -----------
                                                     257,150
                                                 -----------
COMPUTER-SOFTWARE--3.7%
  Black Box Corp. (b)..............       3,800      122,312
  ISS Group, Inc. (b)..............       7,500      348,750
  Manugistics Group, Inc. (b)......       2,500       54,375
  Open Market, Inc. (b)............       5,000       79,375
  Sapient Corp. ...................       3,000      137,250
  Verio, Inc. (b)..................      13,000      367,250
                                                 -----------
                                                   1,109,312
                                                 -----------
DIVERSIFIED OPERATIONS--0.1%
  Furon Co.........................       2,000       35,500
                                                 -----------
ELECTRIC-LASER SYSTEMS/COMPONENT--0.3%
  Uniphase Corp....................       1,500       75,000
                                                 -----------
ELECTRICAL-EQUIPMENT--0.2%
  AFC Cable Systems, Inc. (b)......       2,000       63,750
                                                 -----------
ELECTRONIC-PARTS DISTRIBUTORS--0.6%
  Oak Industries, Inc. (b).........       5,000      185,625
                                                 -----------
FINANCE-INVESTMENT BANKERS--0.9%
  Donaldson, Lufkin & Jenrette,
    Inc............................       3,500      184,625
  Jefferies Group, Inc.............       2,000       88,000
                                                 -----------
                                                     272,625
                                                 -----------
FINANCE-MORTGAGE & RELATED SERVICES--0.9%
  AMRESCO, Inc. (b)................       2,500       71,406
  New Century Financial Corp.
    (b)............................      17,000      192,312
                                                 -----------
                                                     263,718
                                                 -----------
FINANCIAL SERVICES-MISCELLANEOUS--1.0%
  Enhance Financial Services Group,
    Inc............................       4,000      125,500
  HealthCare Financial Partners,
    Inc. (b).......................       2,000      100,000
                                       SHARES       VALUE
                                     ----------  -----------
FINANCIAL SERVICES-MISCELLANEOUS--CONTINUED
  Metris Companies, Inc............         800  $    59,200
                                                 -----------
                                                     284,700
                                                 -----------
INSURANCE-MULTI-LINE--0.3%
  Horace Mann Educators Corp. .....       3,000       93,750
                                                 -----------
INSURANCE-PROPERTY/CASUALTY/TITLE--0.1%
  Selective Insurance Group, Inc.
    (b)............................       2,000       38,750
                                                 -----------
LEISURE-SERVICES--0.1%
  ResortQuest International, Inc.
    (b)............................       1,200       18,825
                                                 -----------
MEDIA-CABLE TV--1.0%
  TV Filme, Inc. (b)...............       8,000       27,000
  USA Networks, Inc................       6,000      175,500
  Westwood One, Inc. (b)...........       4,000      100,000
                                                 -----------
                                                     302,500
                                                 -----------
MEDICAL-BIOMED/GENETICS--1.4%
  Aviron (b).......................       5,000      149,375
  Cell Genesys, Inc. (b)...........       3,000       20,250
  ICOS Corp. (b)...................       1,000       23,500
  Immunex Corp. (b)................       3,000      212,250
                                                 -----------
                                                     405,375
                                                 -----------
MEDICAL-DRUG/DIVERSIFIED--0.9%
  ALZA Corp........................       4,000      155,500
  Algos Pharmaceutical Corp. (b)...       2,500       83,125
  PharMerica, Inc. (b).............       4,000       26,125
                                                 -----------
                                                     264,750
                                                 -----------
MEDICAL-ETHICAL DRUGS--0.4%
  Coulter Pharmaceutical, Inc.
    (b)............................       5,000      130,625
                                                 -----------
MEDICAL-GENERIC DRUGS--0.3%
  Schein Pharmaceutical, Inc.
    (b)............................       3,000       91,500
                                                 -----------
MEDICAL-HOSPITALS--0.1%
  Province Healthcare Co. (b)......       1,000       27,750
                                                 -----------
MEDICAL-INSTRUMENTS--0.3%
  IGEN International, Inc. (b).....       2,500       93,750
                                                 -----------
MEDICAL-NURSING HOMES--0.1%
  Sun Healthcare Group, Inc. (b)...       3,000       43,875
                                                 -----------
MEDICAL-PRODUCTS--0.8%
  ALARIS Medical, Inc. (b).........      15,000       75,937
  Safeskin Corp....................       4,000      150,250
                                                 -----------
                                                     226,187
                                                 -----------
POLLUTION CONTROL-SERVICES--0.2%
  North American Scientific,
    Inc............................       4,450       58,963
                                                 -----------
REAL ESTATE OPERATIONS--0.6%
  Chicago Title Corp...............       4,000      187,000
                                                 -----------
RETAIL-APPAREL/SHOE--1.8%
  AnnTaylor Stores Corp. (b).......       4,000       84,250
  Buckle, Inc. (The)...............       2,250       54,281
  Genesco, Inc. (b)................       6,000       65,250
  Goody's Family Clothing, Inc.
    (b)............................       3,000       77,625

16                     See Notes to Financial Statements

GLOBAL SMALL CAP SERIES
- ------------------------------------------------------

                                       SHARES       VALUE
                                     ----------  -----------
RETAIL-APPAREL/SHOE--CONTINUED
  Pacific Sunwear of California,
    Inc............................       3,000  $    88,500
  Ross Stores, Inc.................       2,000       84,125
  Talbots, Inc. (The)..............       3,500       81,813
                                                 -----------
                                                     535,844
                                                 -----------
RETAIL-DISCOUNT & VARIETY--0.2%
  Ames Department Stores, Inc.
    (b)............................       3,000       64,125
                                                 -----------
RETAIL-HOME FURNISHINGS--0.7%
  Ethan Allen Interiors, Inc. .....       2,000       82,625
  Linens 'n Things, Inc............       5,000      140,625
                                                 -----------
                                                     223,250
                                                 -----------
RETAIL-MISCELLANEOUS/DIVERSIFIED--1.7%
  Best Buy Co., Inc. (b)...........       4,500      210,375
  Circuit City Stores-Circuit City
    Group..........................       4,000      207,000
  Trans World Entertainment Corp.
    (b)............................       2,000       78,750
                                                 -----------
                                                     496,125
                                                 -----------
RETAIL/WHOLESALE-BUILDING PRODUCTS--0.2%
  HomeBase, Inc. (b)...............       8,000       62,000
                                                 -----------
RETAIL/WHOLESALE-COMPUTERS--0.3%
  Ingram Micro, Inc., Class A
    (b)............................       2,000       93,250
                                                 -----------
RETAIL/WHOLESALE-JEWELRY--0.3%
  Claire's Stores, Inc.............       5,000      104,375
                                                 -----------
TELECOMMUNICATIONS-CELLULAR--0.2%
  Iridium World Communications Ltd.
    Class A (b)....................       1,000       43,500
                                                 -----------
TELECOMMUNICATIONS-EQUIPMENT--2.9%
  Antech Corp. (b).................      10,000      222,500
  General Instrument Corp. (b).....       9,500      257,688
  L-3 Communications Corp..........       5,000      172,813
  Scientific Atlanta, Inc..........       9,000      216,563
                                                 -----------
                                                     869,564
                                                 -----------
TELECOMMUNICATIONS-SERVICES--1.7%
  ITC Deltacom, Inc................       6,000      286,500
  Primus Telecommunications Group,
    Inc. (b).......................       2,000       40,250
  Star Telecommunications, Inc.
    (b)............................      10,000      183,750
                                                 -----------
                                                     510,500
                                                 -----------
TEXTILE-APPAREL MANUFACTURING--0.7%
  Donna Karan International, Inc.
    (b)............................       5,500       75,281
  Supreme International Corp.
    (b)............................       4,000       70,500
  Tandy Brand Accessories, Inc.
    (b)............................       3,000       55,125
                                                 -----------
                                                     200,906
                                                 -----------
                                       SHARES       VALUE
                                     ----------  -----------
TRANSPORTATION-AIRLINES--1.9%
  Alaska Air Group, Inc. (b).......       3,000  $   125,625
  America West Holding Corp. Class
    B (b)..........................       5,000      120,313
  COMAIR Holdings, Inc.............       1,500       47,344
  Mesaba Holdings, Inc.............       4,000       94,000
  SkyWest, Inc.....................       4,000      108,000
  U.S. Airways Group, Inc. (b).....       1,000       75,000
                                                 -----------
                                                     570,282
                                                 -----------
TRANSPORTATION-TRUCK--0.2%
  Rent Way, Inc. (b)...............       2,500       68,438
                                                 -----------
TRUCKS & PARTS-HEAVY DUTY--0.1%
  Rush Enterprises, Inc. (b).......       4,000       38,750
                                                 -----------
UTILITY-ELECTRIC POWER--1.6%
  Central Maine Power Co...........       3,500       66,281
  Montana Power Co.................       2,000       70,125
  Northeast Utilities, Inc. (b)....       9,000      137,250
  Pinnacle West Capital Corp.......       3,000      128,250
  Rochester Gas & Electric Corp....       2,300       69,288
                                                 -----------
                                                     471,194
                                                 -----------
TOTAL U.S. COMMON STOCKS
  (Identified cost $11,013,591)................   10,814,869
                                                 -----------
TOTAL LONG-TERM INVESTMENTS--99.6%
  (Identified cost $31,327,303)................   29,783,227
                                                 -----------

                                        PAR
                                       VALUE
                                       (000)
                                     ----------
SHORT-TERM OBLIGATIONS--1.3%
  Salomon Brothers, repurchase
    agreement, 5.48%, dated 7/31/98
    due 8/3/98, repurchase price
    $400,183, collateralized by
    U.S. Treasury Bill 5.60%,
    1/7/99, market value $408,637..  $ 400           400,000
                                                 -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $400,000)...................      400,000
                                                 -----------
TOTAL INVESTMENTS--100.9%
  (Identified cost $31,727,303)................   30,183,227(a)
  Cash and receivables, less
    liabilities--(0.9%)........................     (278,453)
                                                 -----------
NET ASSETS--100.0%.............................  $29,904,774
                                                 -----------
                                                 -----------

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $3,950,703 and gross depreciation of $5,681,208 for federal income tax purposes. At July 31, 1998, the aggregate cost of securities for federal income tax purposes was $31,913,732.
(b)  Non-income producing.

                       See Notes to Financial Statements                      17

GLOBAL SMALL CAP SERIES
- ------------------------------------------------------

                            INDUSTRY DIVERSIFICATION
            AS A PERCENTAGE OF TOTAL VALUE OF LONG-TERM INVESTMENTS
                                  (UNAUDITED)

Aerospace/Defense Equipment......................................      1.0%
Agricultural Operations..........................................      0.4
Auto/Truck-Original Equipment....................................      2.1
Banks-Foreign....................................................      2.4
Banks-Money Center...............................................      1.3
Banks-West.......................................................      1.4
Beverages-Alcoholic..............................................      0.7
Building-Mobile/Manufacturing & RV...............................      0.2
Building-Paint & Allied Products.................................      0.5
Building-Residential/Commercial..................................      0.6
Chemicals-Specialty..............................................      0.1
Commercial-Leasing Companies.....................................      1.1
Commercial Services-Advertising..................................      1.4
Commercial Services-Engineering/R&D..............................      1.2
Commercial Services-Miscellaneous................................      3.0
Commercial Services-Printing.....................................      1.0
Commercial Services-Security/Safety..............................      0.9
Computer-Integrated Systems......................................      0.2
Computer-Local Networks..........................................      0.1
Computer-Services................................................      0.9
Computer-Software................................................     10.4
Containers-Paper/Plastic.........................................      0.5
Diversified Operations...........................................      1.3
Drugs-Major Pharmaceuticals......................................      0.3
Electric Products-Miscellaneous..................................      1.4
Electric-Laser Systems/Component.................................      0.3
Electric-Miscellaneous Components................................      0.6
Electric-Semiconductor Equipment.................................      0.6
Electric-Semiconductor Manufacturing.............................      0.9
Electrical-Equipment.............................................      0.2
Electronic-Parts Distributors....................................      1.6
Finance-Investment Bankers.......................................      5.4
Finance-Investment Management....................................      2.1
Finance-Mortgage & Related Services..............................      0.9
Financial-Diversified............................................      0.1
Financial Services-Miscellaneous.................................      2.6
Industrial.......................................................      1.5
Insurance-Life...................................................      1.2
Insurance-Multi-Line.............................................      2.4
Insurance-Property/Casualty/Title................................      0.1
Leisure-Movies & Related.........................................      0.5
Leisure-Services.................................................      0.1%
Machinery-General Industrial.....................................      1.3
Media-Cable TV...................................................      1.0
Media-Newspapers.................................................      1.0
Media-Periodicals................................................      2.5
Medical-Biomed/Genetics..........................................      1.4
Medical-Drug/Diversified.........................................      0.9
Medical-Ethical Drugs............................................      0.4
Medical-Generic Drugs............................................      0.3
Medical-Hospitals................................................      0.1
Medical-Instruments..............................................      0.3
Medical-Nursing Homes............................................      0.1
Medical-Outpatient/Home Care.....................................      0.7
Medical-Products.................................................      1.5
Medical/Dental-Supplies..........................................      1.8
Metal Processing & Fabrication...................................      1.6
Oil & Gas-Drilling & Equipment...................................      0.2
Pollution Control-Equipment......................................      2.0
Pollution Control-Services.......................................      0.2
Real Estate Development..........................................      0.6
Real Estate Operations...........................................      0.6
Retail-Apparel/Shoe..............................................      3.0
Retail-Consumer Electric.........................................      0.2
Retail-Department Stores.........................................      0.6
Retail-Discount & Variety........................................      0.2
Retail-Home Furnishings..........................................      0.7
Retail-Miscellaneous/Diversified.................................      1.7
Retail-Supermarkets..............................................      1.9
Retail/Wholesale-Building Products...............................      0.2
Retail/Wholesale Computers.......................................      0.3
Retail/Wholesale-Jewelry.........................................      0.4
Telecommunications-Cellular......................................      2.3
Telecommunications-Equipment.....................................      6.2
Telecommunications-Services......................................      1.7
Textile-Apparel Manufacturing....................................      0.7
Tobacco..........................................................      0.9
Transportation-Airline...........................................      2.5
Transportation-Truck.............................................      0.2
Trucks & Parts-Heavy Duty........................................      0.1
Utility-Electric Power...........................................      2.2
                                                                     ------
                                                                     100.0%
                                                                     ------
                                                                     ------

18                     See Notes to Financial Statements

GLOBAL SMALL CAP SERIES
- ------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JULY 31, 1998

ASSETS
Investment securities at value
  (Identified cost $31,727,303)                                    $  30,183,227
Cash                                                                     104,086
Foreign currency at value
  (Identified cost $495,938)                                             502,765
Receivables
  Investment securities sold                                             187,907
  Fund shares sold                                                        12,384
  Dividends and interest                                                  26,983
  Tax reclaim                                                             13,995
                                                                   -------------
    Total assets                                                      31,031,347
                                                                   -------------
LIABILITIES
Payables
  Investment securities purchased                                        882,291
  Fund shares repurchased                                                 91,782
  Advisory fee                                                            20,653
  Distribution fee                                                        15,126
  Transfer agent fee                                                      10,971
  Administration fee                                                       4,051
  Financial agent fee                                                      1,694
  Trustees' fee                                                            3,636
Accrued expenses                                                          96,369
                                                                   -------------
    Total liabilities                                                  1,126,573
                                                                   -------------
NET ASSETS                                                         $  29,904,774
                                                                   -------------
                                                                   -------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   $  29,947,244
Undistributed net investment loss                                       (163,858)
Accumulated net realized gain                                          1,666,152
Net unrealized depreciation                                           (1,544,764)
                                                                   -------------
NET ASSETS                                                         $  29,904,774
                                                                   -------------
                                                                   -------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $17,781,425)                     1,759,491

Net asset value per share                                                 $10.11
Offering price per share
  $10.11/(1-4.75%)                                                        $10.61

CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $12,123,349)                     1,212,849

Net asset value and offering price per share                              $10.00

                            STATEMENT OF OPERATIONS
                            YEAR ENDED JULY 31, 1998

INVESTMENT INCOME
Dividends                                                            $   417,961
Interest                                                                 135,085
Foreign taxes withheld                                                   (38,868)
                                                                     -----------
    Total investment income                                              514,178
                                                                     -----------

EXPENSES
Investment advisory fee                                                  301,367
Distribution fee--Class A                                                 50,272
Distribution fee--Class B                                                153,367
Financial agent fee                                                       76,730
Administration fee                                                        53,182
Transfer agent                                                            95,186
Custodian                                                                 80,821
Registration                                                              40,650
Printing                                                                  31,574
Professional                                                              29,621
Trustees                                                                  24,171
Miscellaneous                                                             19,900
                                                                     -----------
    Total expenses                                                       956,841
    Less expenses borne by investment adviser                            (97,206)
                                                                     -----------
    Net expenses                                                         859,635
                                                                     -----------
NET INVESTMENT LOSS                                                     (345,457)
                                                                     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                        6,457,288
Net realized loss on foreign currency transactions                        (5,200)
Net change in unrealized appreciation (depreciation) on investments   (5,763,402)
Net change in unrealized appreciation (depreciation) on foreign
  currency and foreign currency transactions                                (993)
                                                                     -----------
NET GAIN ON INVESTMENTS                                                  687,693
                                                                     -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $   342,236
                                                                     -----------
                                                                     -----------

                       See Notes to Financial Statements                      19

GLOBAL SMALL CAP SERIES
- ------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                        FROM
                                                                      INCEPTION
                                                                    SEPTEMBER 4,
                                                                        1996
                                                     YEAR ENDED      TO JULY 31,
                                                    JULY 31, 1998       1997
                                                    -------------   -------------
FROM OPERATIONS
  Net investment loss                               $    (345,457)  $   (172,876)
  Net realized gain (loss)                              6,452,088     (1,105,748)
  Net change in unrealized appreciation
    (depreciation)                                     (5,764,395)     4,219,631
                                                    -------------   -------------
  INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        342,236      2,941,007
                                                    -------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains--Class A                          (1,634,436)            --
  Net realized gains--Class B                          (1,345,539)            --
  In excess of net investment income--Class A            (267,897)            --
  In excess of net investment income--Class B            (154,696)            --
                                                    -------------   -------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS                                       (3,402,568)            --
                                                    -------------   -------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (303,616 and
    2,544,464 shares, respectively)                     3,167,670     26,115,134
  Net asset value of shares issued from
    reinvestment of distributions (202,252 and
    0 shares, respectively)                             1,806,110             --
  Cost of shares repurchased (900,403 and 390,438
    shares, respectively)                              (9,370,519)    (4,060,236)
                                                    -------------   -------------
Total                                                  (4,396,739)    22,054,898
                                                    -------------   -------------
CLASS B
  Proceeds from sales of shares (162,943 and
    1,768,033 shares, respectively)                     1,661,922     18,246,161
  Net asset value of shares issued from
    reinvestment of distributions (138,880 and
    0 shares, respectively)                             1,231,865             --
  Cost of shares repurchased (693,656 and 163,351
    shares, respectively)                              (7,063,874)    (1,710,134)
                                                    -------------   -------------
Total                                                  (4,170,087)    16,536,027
                                                    -------------   -------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS                                       (8,566,826)    38,590,925
                                                    -------------   -------------
  NET INCREASE (DECREASE) IN NET ASSETS               (11,627,158)    41,531,932
NET ASSETS
  Beginning of period                                  41,531,932              0
                                                    -------------   -------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET
    INVESTMENT LOSS OF ($163,858) AND ($162,808),
    RESPECTIVELY)                                   $  29,904,774   $ 41,531,932
                                                    -------------   -------------
                                                    -------------   -------------

20                     See Notes to Financial Statements

GLOBAL SMALL CAP SERIES
- ------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                              CLASS A                          CLASS B
                                                    ---------------------------       -------------------------
                                                                        FROM                            FROM
                                                                      INCEPTION         YEAR          INCEPTION
                                                    YEAR ENDED        9/4/96 TO         ENDED         9/4/96 TO
                                                      7/31/98          7/31/97         7/31/98         7/31/97
                                                    -----------       ---------       ---------       ---------
Net asset value, beginning of period                  $11.08          $  10.00        $  11.00        $  10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                         (0.07)(4)(5)      (0.03)(4)(5)    (0.14)(4)(6)    (0.10)(4)(6)
  Net realized and unrealized gain (loss)               0.14              1.11            0.14            1.10
                                                    -----------       ---------       ---------       ---------
    TOTAL FROM INVESTMENT OPERATIONS                    0.07              1.08              --            1.00
                                                    -----------       ---------       ---------       ---------
LESS DISTRIBUTIONS
  Dividends from net realized gains                    (0.89)               --           (0.89)             --
  In excess of net investment income                   (0.15)               --           (0.11)             --
                                                    -----------       ---------       ---------       ---------
    TOTAL DISTRIBUTIONS                                (1.04)               --           (1.00)             --
                                                    -----------       ---------       ---------       ---------
Change in net asset value                              (0.97)             1.08           (1.00)           1.00
                                                    -----------       ---------       ---------       ---------
NET ASSET VALUE, END OF PERIOD                        $10.11          $  11.08        $  10.00          $11.00
                                                    -----------       ---------       ---------       ---------
                                                    -----------       ---------       ---------       ---------
Total return(1)                                         1.86%            10.80%(3)        1.12%          10.00%(3)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)              $17,781           $23,874         $12,123         $17,658

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                    2.10%             2.10%(2)        2.85%           2.85%(2)
  Net investment income (loss)                         (0.65)%           (0.32)%(2)      (1.40)%         (1.07)%(2)
Portfolio turnover                                       212%              162%(3)         212%            162%(3)

(1) Maximum sales charges are not reflected in the total return calculation.
(2) Annualized
(3) Not annualized
(4) Computed using average shares outstanding.
(5) Includes reimbursement of operating expenses by investment adviser of $0.03 and $0.05, respectively.
(6) Includes reimbursement of operating expenses by investment adviser of $0.03 and $0.05, respectively.

                       See Notes to Financial Statements                      21

PHOENIX-ABERDEEN SERIES FUND
NOTES TO FINANCIAL STATEMENTS
JULY 31, 1998

1. SIGNIFICANT ACCOUNTING POLICIES

  The Phoenix-Aberdeen Series Fund (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose shares are offered in two separate Series. Each Series has distinct investment objectives.

  The New Asia Series seeks as its investment objective long-term capital appreciation through investing in equity securities of issuers located in at least three different countries throughout Asia other than Japan. The Global Small Cap Series seeks as its investment objective long-term capital appreciation through investing in a globally diversified portfolio of equity securities of small and medium sized companies.

  Each Series offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Series are borne pro rata by the holders of both classes of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Trust is notified. Interest income is recorded on the accrual basis. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

  Each of the Series is treated as a separate taxable entity. It is the policy of each Series in the Trust to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. In addition, each Series intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions are recorded by each Series on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, foreign currency gain/loss, Passive Foreign Investment Companies, partnerships, operating losses and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:

  Each Series may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market

PHOENIX-ABERDEEN SERIES FUND
NOTES TO FINANCIAL STATEMENTS
JULY 31, 1998 (CONTINUED)

value is recorded by each Series as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Series records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G. EXPENSES:

  Expenses incurred by the Trust with respect to more than one Series are allocated in proportion to the net assets of each Series, except where allocation of direct expense to each Series or an alternative allocation method can be more fairly made.

H. REPURCHASE AGREEMENTS:

  A repurchase agreement is a transaction where a Series acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Series, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Series in the event of default by the seller. If the seller defaults and the value of the collateral declines, or, if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  Phoenix-Aberdeen International Advisors, LLC ("PAIA" or the "Adviser") serves as the investment adviser to the Trust. PAIA is a joint venture between PM Holdings, Inc., a direct subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), and Aberdeen Fund Managers, Inc. ("Aberdeen"), a wholly-owned subsidiary of Aberdeen Asset Management PLC (previously known as Aberdeen Trust
PLC).

  PAIA is entitled to a fee at an annual rate of 0.85% of the average daily net assets of each Series. Pursuant to sub-advisory agreements, the Adviser delegates certain investment decisions and functions to other entities. Phoenix Investment Counsel, Inc. ("PIC"), an indirect, majority-owned subsidiary of PHL, receives a fee at an annual rate of 0.15% of the average aggregate daily net assets of each Series from PAIA for providing cash management and other services, as needed. In addition, PAIA allocates certain assets of the Global Small Cap Series for management by PIC. PAIA pays a sub-advisory fee to PIC at an annual rate of 0.40% of the average daily net assets of the Global Small Cap Series so allocated. PAIA also pays a sub-advisory fee to Aberdeen at an annual rate of 0.40% of the average net assets of the New Asia Series and 0.40% of the average net assets of the Global Small Cap Series allocated to Aberdeen by the Adviser for management.

  The Adviser has agreed to reimburse the New Asia Series and the Global Small Cap Series to the extent that other operating expenses (excluding advisory fees, distribution fees, interest, taxes, brokerage fees and commissions and extraordinary expenses) exceed 1.00% of the average daily net assets for Class A and Class B shares for each Series.

  Phoenix Equity Planning Corporation ("PEPCO" or the "Distributor"), an indirect majority-owned subsidiary of PHL, which serves as the national distributor of the Trust's shares, has advised the Trust that it retained net selling commissions of $6,512 for Class A shares and deferred sales charges of $203,517 for Class B shares for the year ended July 31, 1998. In addition, each Series pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B shares applied to the average daily net assets of each Series. The Distributor has advised the Trust that of the total amount expensed for the year ended July 31, 1998, $190,472 was retained by the Distributor, $62,527 was paid out to unaffiliated participants and $11,119 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  As Financial Agent to the Trust, PEPCO received a fee for bookkeeping and pricing services through May 31, 1998, at an annual rate of 0.05% of average daily net assets up to $100 million, 0.04% of average daily net assets of $100 million to $300 million, 0.03% of average daily net assets of $300 million through $500 million, and 0.015% of average daily net assets greater than $500 million; a minimum fee applied. Effective June 1, 1998, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc. (subagent to PEPCO), plus
(2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. The current fee schedule of PFPC Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Trust. Certain minimums and waivers may apply. As Administrator for the Trust, Phoenix Investment Partners Ltd., an indirect, majority-owned subsidiary of PHL, receives a fee at an annual rate of 0.15% of the average daily net assets of each Series for administrative services.

  PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended July 31, 1998, transfer agent fees were $154,379 of which PEPCO retained $19,675 which is net of fees paid to State Street.

PHOENIX-ABERDEEN SERIES FUND
NOTES TO FINANCIAL STATEMENTS
JULY 31, 1998 (CONTINUED)

  At July 31, 1998, PHL and its affiliates held Trust shares which aggregated the following:

                                                                 AGGREGATE
                                                                 NET ASSET
                                                     SHARES        VALUE
                                                    ---------  --------------
New Asia Series Class A...........................    305,646    $1,665,771
New Asia Series Class B...........................     10,470        56,538
Global Small Cap Series Class A...................    547,011     5,530,281
Global Small Cap Series Class B...................     11,123       111,230

3. PURCHASE AND SALE OF SECURITIES

  Purchases and sales of securities during the year ended July 31, 1998 (excluding U.S. Government and agency securities, short-term securities, and forward currency contracts) aggregated the following:

                                                      PURCHASES         SALES
                                                    -------------   -------------
New Asia Series...................................  $   5,195,927   $   6,382,710
Global Small Cap Series...........................     71,020,327      80,850,263

  There were no purchases or sales of long-term U.S. Government and agency securities during the year ended July 31, 1998.

4. MARKET RISK

  In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Series' ability to repatriate such amounts.

5. CAPITAL LOSS CARRYOVERS

  At July 31, 1998, the New Asia Series had a capital loss carryover of $100,079, expiring in 2006, which may be used to offset future capital gains. The Global Small Cap Series was able to utilize losses deferred in the prior year against current year capital gains in the amount of $166,196.

  Under current tax law, foreign currency and capital losses realized after October 31, 1997 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended July 31, 1998, the following foreign currency and capital losses were deferred:

                                            FOREIGN
                                           CURRENCY     CAPITAL
                                          -----------  ---------
New Asia Series.........................   $  13,207   $2,689,202
Global Small Cap Series.................          --      27,411

  For the year ended July 31, 1998, prior year losses deferred were utilized as follows: New Asia Series $934 and Global Small Cap Series $777,042.

6. RECLASS OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Series of the Trust have recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Series and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of July 31, 1998, the Series recorded the following reclassifications to increase (decrease) the accounts listed below:

                                          UNDISTRIBUTED                CAPITAL PAID
                                               NET       ACCUMULATED   IN ON SHARES
                                           INVESTMENT    NET REALIZED  OF BENEFICIAL
                                          INCOME (LOSS)  GAIN (LOSS)     INTEREST
                                          -------------  ------------  -------------
New Asia Series.........................    $ 261,568     $ (255,968)    $  (5,600)
Global Small Cap Series.................      767,000       (761,170)       (5,830)

This report is not authorized for distribution to prospective investors in the Phoenix-Aberdeen Series Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS

[LOGO]

To the Trustees and Shareholders of
Phoenix-Aberdeen Series Fund

   In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the New Asia Series and the Global Small Cap Series (constituting the Phoenix-Aberdeen Series, hereinafter referred to as the "Trust") at July 31, 1998, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1998 by correspondence with the custodian and brokers provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
September 16, 1998

                         PHOENIX ABERDEEN SERIES FUND

                           PART C--OTHER INFORMATION

Item 24. Financial Statements and Exhibits:

 (a) Financial Statements:


  Included in Part A: Financial Highlights
  Included in Part B: Financial Statements and Notes thereto are included in the Annual Report to Shareholders dated July 31, 1998, incorporated by reference.


 (b) Exhibits:

  1.1   Declaration of Trust of the Registrant filed via Edgar with the Registration Statement on June 24, 1996 and incorporated herein by reference.

  1.2   Amendment to Declaration of Trust filed via Edgar with Pre-Effective Amendment No. 1 on
        August 27, 1996 and incorporated herein by reference.

   2.   None

   3.   None

   4.   Reference is made to Article IV, Section 4.1 of Registrant's Declaration of Trust referred to in Exhibit 1.1.

  5.1   Investment Advisory Agreement between Registrant and Phoenix-Aberdeen International Advisors, LLC
        filed via Edgar with the Registration Statement on June 24, 1996 and incorporated herein by reference.

  5.2   Sub-Investment Advisory Agreement between Phoenix-Aberdeen International Advisors, LLC and Phoenix
        Investment Counsel, Inc. filed via Edgar with Pre-Effective Amendment No. 1 on August 27, 1996 and incorporated herein by reference.

  5.3   Sub-Investment Advisory Agreement between Phoenix-Aberdeen International Advisors, LLC and
        Aberdeen Fund Managers, Inc. filed via Edgar with Pre-Effective Amendment No. 1 on August 27, 1996 and incorporated herein by reference.

  6.1   Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation, dated November
        19, 1997, filed via EDGAR with Post-Effective Amendment No. 2 filed on November 26, 1997 and incorporated herein by reference.

  6.2   Form of Sales Agreement between Phoenix Equity Planning Corporation and dealers, filed via EDGAR with Post-Effective Amendment No. 2 filed on November 26, 1997 and incorporated herein by reference.

  6.3   Form of Supplement to Phoenix Family of Funds Sales Agreement filed via EDGAR with Post-Effective
        Amendment No. 2 filed on November 26, 1997 and incorporated herein by reference.

  6.4   Form of Financial Institution Sales Contract for the Phoenix Family of Funds filed via EDGAR with Post-
        Effective Amendment No. 2 filed on November 26, 1997 and incorporated herein by reference.

   7.   None

   8.   Custodian Agreement between Registrant and Brown Brothers Harriman & Co. filed via Edgar with
        Pre-Effective Amendment No. 1 on August 27, 1996 and incorporated herein by reference.

  9.1   Administration Agreement between Registrant and Phoenix Investment Partners Ltd., formerly Phoenix
        Duff & Phelps Corporation, filed via Edgar with Pre-Effective Amendment No. 1 on August 27, 1996 and incorporated herein by reference.

  9.2   Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated December
        11, 1996 filed via Edgar with Post-Effective Amendment No. 1 on March 31, 1997 and incorporated herein by reference.

  9.3   Transfer Agency and Service Agreement between Registrant and Phoenix Equity Planning Corporation filed via Edgar with the Registration Statement on June 24, 1996 and incorporated herein by reference.

   9.4     Sub-Transfer Agent Agreement between Phoenix Equity Planning Corporation and State Street Bank and
           Trust Company filed via EDGAR with Post-Effective Amendment No. 2 filed on November 26, 1997 and incorporated herein by reference.

   9.5*    First Amendment to Financial Agent Agreement dated March 23, 1998 filed via Edgar with Post-Effective
           Amendment No. 2 filed on November 26, 1997 filed via Edgar herewith.

   10.     Opinion of Counsel filed via Edgar with Pre-Effective Amendment No. 2 on September 4, 1996 and incorporated herein by reference.

   11.*    Consent of Accountants filed via Edgar herewith.

   12.     None

   13.     Initial Capitalization Agreement filed via Edgar with Pre-Effective Amendment No. 1 on August 27, 1996 and incorporated herein by reference.

   14.     None

   15.1    Class A Shares Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the Investment
           Company Act of 1940, filed via EDGAR with Post-Effective Amendment No. 2 filed on November 26,
           1997 and incorporated herein by reference.

   15.2    Class B Shares Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the Investment
           Company Act of 1940, filed via EDGAR with Post-Effective Amendment No. 2 filed on November 26,
           1997 and incorporated herein by reference.

   16.     Schedule for Computation of Performance Quotations filed via EDGAR with Post-Effective Amendment No.
           2 filed on November 26, 1997 and incorporated herein by reference.

   17.*    Financial Data Schedule filed via Edgar herewith and reflected on Edgar as Exhibit 27.

   18      Amended and Restated Rule 18f-3 Multi-Class Distribution Plan filed via EDGAR with Post-Effective
           Amendment No. 2 filed on November 26, 1997 and incorporated herein by reference.

   19.     Powers of Attorney filed via Edgar with Pre-Effective Amendment No. 1 on August 27, 1996 and incorporated herein by reference.


-----------
*Filed herewith.

Item 25. Persons Controlled by or under Common Control With Registrant.

     As of the date hereof, to the best knowledge of the Registrant, no person is directly or indirectly controlled by or under common control with the Registrant.

Item 26. Number of Holders of Securities.

     As of September 30, 1998:



                                    Number of
Title of Class                    Record-holders
------------------------------   ---------------
     New Asia Series
       Class A Shares                 1,192
       Class B Shares                   570
     Global Small Cap Series
       Class A Shares                 1,568
       Class B Shares                 1,364


Item 27. Indemnification.
     Please see Article V of the Registrant's Declaration of Trust (incorporated herein by reference). Registrant's trustees and officers are covered by an Errors and Omissions Policy. The Investment Advisory Agreement between the Registrant and its Adviser provides in relevant part that, in the absence of willful malfeasance, bad faith, gross negligence or reckless disregard of the obligations or duties under the Investment Advisory Agreement on the part of the Adviser, the Adviser shall not be liable to the Registrant or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding or sale of any security.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, directors, officers and controlling persons of the Registrant and the investment advisers and distributor pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense or any action, suit or proceeding) is asserted against the Registrant by such trustee, director, officer or controlling person or the Distributor in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Adviser.


     See "Management of the Fund" in the Prospectus for information regarding the business of the Adviser. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (SEC File Nos. 801-52167) filed under the Investment Advisers Act of 1940, incorporated herein by reference.


Item 29. Principal Underwriter.


     (a) PEPCO also serves as the principal underwriter for the following other investment companies:

     Phoenix California Tax Exempt Bonds, Inc., Phoenix Duff & Phelps Institutional Mutual Funds, Phoenix-Engemann Funds, Phoenix Equity Series Fund, Phoenix Income and Growth Fund, Phoenix Investment Trust 97, Phoenix Multi-Portfolio Fund, Phoenix Multi-Sector Fixed Income Fund, Inc., Phoenix Multi-Sector Short Term Bond Fund, Phoenix-Seneca Funds, Phoenix Series Fund, Phoenix Strategic Allocation Fund, Inc., Phoenix Strategic Equity Series Fund, Phoenix Worldwide Opportunities Fund, Phoenix Home Life Variable Universal Life Account, Phoenix Home Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account and PHL Variable Separate Account MVA1.

 (b) Directors and executive officers of PEPCO are as follows:




         Name and                 Position and Offices           Position and Offices
    Principal Address               with Distributor               with Registrant
    -----------------               ----------------               ---------------
Michael E. Haylon           Director                          Executive Vice President
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480

Philip R. McLoughlin        Director and President            Trustee and President
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480

William R. Moyer            Director, Senior Vice             Vice President
100 Bright Meadow Blvd.     President, Chief Financial
P.O. Box 2200               Officer and Treasurer
Enfield, CT 06083-2200

John F. Sharry              Executive Vice President,         Executive Vice President
56 Prospect Street          Retail Distribution
P.O. Box 150480
Hartford, CT 06115-0480

Leonard J. Saltiel          Managing Director,                None
56 Prospect Street          Operations and Service
P.O. Box 150480
Hartford, CT 06115-0480

G. Jeffrey Bohne            Vice President, Mutual Fund       Clerk and Secretary
101 Munson Street           Customer Service
Greenfield, MA 01301

Nancy G. Curtiss            Vice President and Treasurer,     Treasurer
56 Prospect Street          Fund Accounting
P.O. Box 150480
Hartford, CT 06115-0480

         Name and               Position and Offices        Position and Offices
    Principal Address             with Distributor             with Registrant
    -----------------             ----------------             ---------------
Thomas N. Steenburg           Vice President, Counsel       Assistant Secretary and
56 Prospect Street            and Secretary                 Assistant Clerk
P.O. Box 150480
Hartford, CT 06115-0480

William E. Keen, III          Assistant Vice President,     Vice President
100 Bright Meadow Blvd.       Mutual Fund Regulation
P.O. Box 2200
Enfield, CT 06083-2200

Jacqueline M. Porter          Assistant Vice President,     Assistant Treasurer
56 Prospect Street            Financial Reporting
P.O. Box 150480
Hartford, CT 06115-0480


     (c) To the best of the Registrant's knowledge, no commissions or other compensation was received by each principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

Item 30. Location of Accounts and Records.

     All accounts, books and other documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of the Registrant located at 56 Prospect Street, Hartford, CT 06115, or its investment adviser, Phoenix-Aberdeen International Advisors, LLC, One American Row, Hartford, CT 06102, or the custodian, Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109. All such accounts, books and other documents required to be maintained by the principal underwriter will be maintained at Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, Enfield, Connecticut 06082.

Item 31. Management Services.

     None.

Item 32. Undertakings.

     (a) Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders upon request and without charge if the information called for by Item 5A of Form N-1A is contained in such annual report.

     (b) Registrant undertakes to provide the information specified pursuant to Regulation S-K, Item 512 (Reg. S.229.512), as applicable, the terms of which are incorporated herein by reference.

     (c) Registrant undertakes to call a special meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other shareholders, as required by Section 16(c) of the 1940 Act, if requested to do so by holders of at least 10% of a Portfolio's outstanding shares.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Hartford and State of Connecticut on the 20th day of November, 1998.


                                         PHOENIX-ABERDEEN SERIES FUND

ATTEST: /s/ Thomas N. Steenburg          By: /s/ Philip R. McLoughlin
        -----------------------              ------------------------
        Thomas N. Steenburg                  Philip R. McLoughlin
         Assistant Secretary                  President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated, on this 20th day of November, 1997.



          Signature                         Title
----------------------------   -------------------------------
                               Trustee
 -------------------------
 Robert Chesek*
                               Trustee
 -------------------------
 E. Virgil Conway*

 /s/ Nancy G. Curtiss          Treasurer (principal financial
 -------------------------     and accounting officer)
  Nancy G. Curtiss

                               Trustee
 -------------------------
 Harry Dalzell-Payne*
                               Trustee
 -------------------------
 Francis E. Jeffries
                               Trustee
 -------------------------
 Leroy Keith, Jr.*

 /s/ Philip R. McLoughlin      President and Director
 -------------------------
 Philip R. McLoughlin

                               Trustee
 -------------------------
 Everett L. Morris
                               Trustee
 -------------------------
 James M. Oates*
                               Trustee
 -------------------------
 Calvin J. Pedersen
                               Trustee
 -------------------------
 Herbert Roth, Jr.*
                               Trustee
 -------------------------
 Richard E. Segerson*
                               Trustee
 -------------------------
 Lowell P. Weicker, Jr.*


*By /s/ Philip R. McLoughlin
    -------------------------
   *Philip R. McLoughlin pursuant to
    powers of attorney previously filed.


                                     S-1(c)